Prospectus

May 1, 2013

Survivorship Variable Universal Life

Issued by The Northwestern Mutual Life Insurance Company

and Northwestern Mutual Variable Life Account II

This prospectus describes a flexible premium variable survivorship universal life insurance policy (the “Policy”) issued by The Northwestern Mutual Life Insurance Company. The Policy is designed to provide a Life Insurance Benefit upon the death of the second of the Insureds to die (the “second death”) and is not suitable for short-term investment. You should consider the Policy in conjunction with other insurance you own. Replacing your existing life insurance with this Policy may not be to your advantage. In addition, it may not be to your advantage to finance the purchase or maintenance of this Policy through a loan or through withdrawals from another policy. Please consult your Financial Representative.

You may choose to invest your Net Premiums in up to 30 Divisions of the Northwestern Mutual Variable Life Account II (the “Separate Account”). Each Division of the Separate Account invests exclusively in shares of a single series of a Fund (a “Portfolio”). Each Portfolio available as an investment option under the Policy is identified below:

Northwestern Mutual Series Fund, Inc.
Growth Stock Portfolio	International Growth Portfolio
Focused Appreciation Portfolio	Research International Core Portfolio
Large Cap Core Stock Portfolio	International Equity Portfolio
Large Cap Blend Portfolio	Emerging Markets Equity Portfolio
Index 500 Stock Portfolio	Money Market Portfolio
Large Company Value Portfolio	Short-Term Bond Portfolio
Domestic Equity Portfolio	Select Bond Portfolio
Equity Income Portfolio	Long-Term U.S. Government Bond Portfolio
Mid Cap Growth Stock Portfolio	Inflation Protection Portfolio
Index 400 Stock Portfolio	High Yield Bond Portfolio
Mid Cap Value Portfolio	Multi-Sector Bond Portfolio
Small Cap Growth Stock Portfolio	Commodities Return Strategy Portfolio*
Index 600 Stock Portfolio	Balanced Portfolio
Small Cap Value Portfolio	Asset Allocation Portfolio

Fidelity® Variable Insurance Products	Neuberger Berman Advisers Management Trust
VIP Mid Cap Portfolio	Socially Responsive Portfolio
VIP Contrafund® Portfolio

Russell Investment Funds	Russell Investment Funds LifePoints® Variable Target Portfolio Series
Multi-Style Equity Fund
Aggressive Equity Fund	Moderate Strategy Fund
Global Real Estate Securities Fund	Balanced Strategy Fund
Non-U.S. Fund	Growth Strategy Fund
Core Bond Fund	Equity Growth Strategy Fund

*	Please note that the Separate Account has requested approval from the Securities and Exchange Commission (the “SEC”) to remove the Commodities Return Strategy Portfolio as an investment option in the Policy. Following our receipt of the SEC’s approval we will set a date to automatically transfer any Invested Assets you have in the Division investing in the Commodities Return Strategy Portfolio to the Division investing in the Commodity Return Strategy Portfolio, a portfolio of Credit Suisse Trust (the “Credit Suisse Commodity Portfolio”). See “Other Policy Transactions — The Substitution” for more information. Once this date has been determined, we will provide you with written notice notifying you of the date. You will receive a prospectus or summary prospectus for the Credit Suisse Commodity Portfolio prior to the date of the Substitution. The Credit Suisse Commodity Portfolio is not currently available as an investment option in the Policy and will only be available as of the date of the Substitution following SEC approval.

Please note that the Policy and the Portfolios are not guaranteed to achieve their goals;

are not federally insured; are not bank deposits; are not endorsed by any bank or government agency;

and are subject to risks, including loss of the principal amount invested.

This Policy is subject to the laws of the state in which the Policy is issued. Some of the terms of the Policy may differ from the terms of the Policy delivered in another state because of state specific legal requirements. Areas where state specific Policy provisions may apply include, but are not limited to:

•	certain investment options and certain Policy features;
•	free look rights, including the length of free look period and refund amounts; and
•	portfolio transfer rights.

Please carefully read this prospectus and the accompanying prospectuses for the corresponding Portfolios and keep them for future reference. These prospectuses provide information that you should know before investing in the Policy. No person is authorized to make any representation in connection with the offering of the Policy other than those contained in these prospectuses.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved the Policy or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Our Distributor may limit sales of the Policy to certain government entities and government entity plans.

Contents of this Prospectus

Summary of Policy Benefits and Risks

The Policy is a flexible premium variable survivorship universal life insurance policy that provides life insurance protection in the event of the death of the second of the Insureds to die (the “second death”). The Life Insurance Benefit payable to the beneficiary may vary and your Policy Value will vary based on the investment performance of the Divisions you choose. You may make withdrawals and loans from your Policy Value subject to certain conditions described in the Policy and this prospectus. You may surrender the Policy at any time. We do not guarantee any minimum Policy Value or Cash Surrender Value. You could lose some or all of your money.

This summary describes the Policy’s important benefits and risks. More complete information is included elsewhere in this prospectus, in the Portfolio prospectuses and in the Policy. Unless clear from their context or otherwise appropriate, all of the capitalized terms used in this prospectus are defined at the end of this prospectus in the Glossary of Terms.

Benefits of the Policy

Death Benefit    The primary benefit of the Policy is the life insurance protection that it provides. The Life Insurance Benefit is payable on the second death while the Policy is in force. The Policy offers three Death Benefit options:

Option A—Specified Amount;

Option B—Specified Amount Plus Policy Value; and

Option C—Specified Amount Plus Cumulative Premiums Paid Minus Cumulative Withdrawals.

Under each of these options, you select the Specified Amount subject to our limits described in the section “Specified Amount.” The current minimum Specified Amount is $1,000,000 if the older Insured is Issue Age 20-49 and $500,000 if the older Insured is Issue Age 50-85. We increase the Death Benefit, if necessary, in order for the Policy to meet minimum Death Benefit requirements under the Code. After a Policy is issued, you may change your Death Benefit option or increase or decrease the Specified Amount, upon written request, subject to our approval.

Surrenders, Withdrawals and Loans    You may surrender your Policy for the Cash Surrender Value, which takes into account a surrender charge during the first ten Policy Years. You may also withdraw part of your Policy Value, subject to certain conditions. In addition, you may borrow up to a maximum of 90% of the excess of your Policy Value over any applicable surrender charge, less any existing Policy Debt on the date of the loan, using the Policy as security. Withdrawals and loans reduce your Cash Surrender Value and Death Benefit, and increase the risk that your Policy will lapse. Surrenders, withdrawals, and loans also may have adverse tax consequences.

Income Plan Options    Life Insurance Benefit and surrender proceeds are payable in a lump sum or under one of the fixed

Income Plan options we offer. More detailed information concerning these options is included elsewhere in this prospectus.

Allocation of Premiums and Invested Assets    Within limits, you control the amount and timing of Premium Payments. You may direct the allocation of your Premium Payments among the Divisions of the Separate Account, change your investment selections, and transfer Invested Assets among the Divisions subject to certain limitations. You also may make automated transactions using our Dollar Cost Averaging and Portfolio Rebalancing programs. In most cases, an initial Premium Payment will be required (see “Information About the Policy—Purchasing the Policy”).

Right to Return Policy    You may return the Policy for a refund within 10 days (or later where required by state law) after you receive it by returning the Policy to us at our Home Office or to your Financial Representative. The amount of your refund will equal the sum of (a) the Invested Assets under the Policy on the date we receive the returned Policy or the written cancellation request at our Home Office plus (b) any previously deducted Premium Expense Charge, Monthly Policy Charges and Service Charges, unless state law requires otherwise. A complete explanation of your right to return the Policy may be found on the face page of your Policy.

Tax Considerations    Your Policy is structured to meet the definition of a life insurance contract under the Code. We may need to limit the amount of Premium Payments you make under the Policy to ensure that your Policy continues to meet that definition. Current federal tax law generally excludes all Death Benefits of a life insurance policy from the gross income of the beneficiary. In addition, you generally are not subject to taxation on any increase in the Policy Value until a withdrawal is made or the Policy is surrendered or otherwise terminated, and you will be able to transfer Invested Assets among the Divisions of the Separate Account tax free. Generally, you are taxed at ordinary income rates on surrender and withdrawal proceeds only if those amounts, when added to all previous distributions, exceed the total Premium Payments made.

Risks of the Policy

Policy for Long-Term Protection    Your Policy is designed to serve your long-term life insurance protection need. It is not suitable for short-term life insurance protection nor for short-term investing.

Investment Risk    Your Policy Value will fluctuate with the performance of the Divisions among which you allocate your Invested Assets. Amounts you allocate among the Divisions may grow in value, decline in value, or grow less than you expect depending on the investment performance of the corresponding Portfolios. Your Invested Assets are not guaranteed, and you can lose money. You may be required to pay more premiums than originally planned in order to keep the Policy in force.

Survivorship Variable Universal Life Prospectus	1

A comprehensive discussion of the investment objectives and risks of each Portfolio may be found in each Portfolio’s prospectus. There is no assurance that any Portfolio will achieve its stated investment objective. The Policy is not designed for frequent or short-term trading.

Default Risk    Because certain guarantees under the Policy are guaranteed by the Company’s General Account assets, the ability to make good on these guarantees depends on the financial strength and claims-paying ability of the Company. Therefore, guaranteed benefits in excess of Invested Assets in the Separate Account are subject to the risk of default to the extent the Company is unable to satisfy some or all of these guarantees.

Policy Lapse    Insufficient Premium Payments, poor investment results, withdrawals, unpaid loans, or loan interest may cause your Policy to lapse, meaning you will no longer have any life insurance coverage. If, on a Monthly Processing Date, the Cash Surrender Value (taking into account any applicable surrender charge) is not enough to pay the Monthly Policy Charge, your Policy will enter a 61-day grace period. If your Policy enters a grace period, we will notify you that the Policy will lapse (terminate without value) at the end of the grace period unless you make a sufficient payment. Your Policy may be reinstated within three years (or longer if required by state law) after it has lapsed, subject to certain conditions.

Policy Loan Risks    A Policy loan, whether or not repaid, will affect your Policy Value over time because the amounts borrowed do not participate in the investment performance of the Divisions; in addition, a charge is deducted from your Policy Value each month while there is Policy Debt. The Life Insurance Benefit is reduced by the amount of any outstanding Policy Debt. If you surrender the Policy or allow it to lapse while Policy Debt is outstanding, the amount of Policy Debt, to the extent it has not previously been taxed, will be considered as an amount you received and taxed accordingly. Policy Debt reduces the Cash Surrender Value, and increases the risk that your Policy will lapse.

Limitations on Access to Your Values    We will deduct a surrender charge if you surrender your Policy in the first ten Policy Years. Even if you have Invested Assets, it is possible that you will receive no Cash Surrender Value if you surrender the Policy in the first ten Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of your Policy in the near future.

Even if you do not ask to surrender the Policy, surrender charges may play a role in determining whether the Policy will lapse, because surrender charges affect the Cash Surrender Value, which is a measure we use to determine whether your Policy will enter a grace period (and possibly lapse). See “Policy Lapse” above.

You may withdraw a portion of the Cash Surrender Value, subject to limitations on the amount that may be withdrawn. (See “Withdrawals”). A withdrawal will reduce the Cash Surrender Value and Life Insurance Benefit. The minimum amount of a withdrawal is $250.

Adverse Tax Consequences    Our understanding of the principal tax considerations for the Policy under current tax law is set forth in this prospectus. A surrender, loan, or withdrawal may have tax consequences. There are areas of some uncertainty under current law, and we do not address the likelihood of future changes in the law or interpretations thereof. Among other risks, your Policy may become a modified endowment contract. A modified endowment contract (“MEC”) is a life insurance contract that is taxed less favorably on lifetime distributions than other life insurance contracts because the contract is considered too investment oriented. A Policy will be classified as a MEC if cumulative premiums paid during the first seven Policy years after issue exceed a “seven-pay” limit defined in the Internal Revenue Code. Distributions, including loans, from a Policy classified as a MEC are taxable to the extent of the gain in the Policy and may be subject to a 10% premature withdrawal penalty if taken before the Owner attains age 59 1⁄2. Moreover, excessive Policy loans could cause a Policy to terminate with insufficient value to pay the tax due upon termination. Death Benefit proceeds may be subject to state and/or inheritance taxes.

Risk of an Increase in Current Fees and Expenses     Certain insurance charges are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels, based on the Company’s emerging experience or future expectations, as determined in its sole discretion, with respect to, but not limited to, mortality, expenses, reinsurance costs, taxes, persistency, capital requirements, reserve requirements, and changes in applicable laws. Although some Funds may have expense limitation agreements, the operating expenses of the Portfolios are not guaranteed and may increase or decrease over time. If fees and expenses are increased, you may need to increase the amount and/or frequency of Premium Payments to keep the Policy in force.

2	Survivorship Variable Universal Life Prospectus

Fee and Expense Tables

The following tables describe the fees and expenses that are payable when you buy, own, and surrender the Policy. See “Charges and Deductions” for a more detailed description.

Transaction Fees

The first table describes the fees and expenses that are payable at the time that you buy the Policy, make Premium Payments, surrender the Policy, make withdrawals, transfer Invested Assets among the Divisions, or make certain changes to the Policy.

Charge	When Charge is Deducted	Amount Deducted
		Current Charge	Guaranteed Maximum Charge
Premium Tax Charge	Upon each Premium Payment	2.00% of Premium Payment	No maximum—Charges may increase to reflect actual costs
Other Premium Expense Charge (federal deferred acquisition cost charge)[1]	Upon each Premium Payment	1.00% of Premium Payments
Sales Load	Upon each Premium Payment	6.40% of premium up to Target Premium[2] in Policy Years 1-10; 2.40% of premium up to Target Premium in Policy Years 11 and beyond; and 2.40% of premium in excess of Target Premium for each Policy Year	Same as current charge
Surrender Charge	Upon surrender during the first ten Policy Years	50% in Policy Year 1 of the premium paid in the first Policy Year up to the Target Premium, grading down monthly in Policy Years 2-10 to 0%[3]	Same as current charge
Withdrawal Fee	Upon withdrawal	Currently waived	$25.00
Transfer Fee	Upon transfer	Currently waived	$25.00
Change in Death Benefit Option Fee	Upon change in Death Benefit option	Currently waived	$25.00
Change in Specified Amount Fee	Upon change in Specified Amount	Currently waived	$25.00 per change after first change in a Policy Year
Expedited Delivery Charge[4]	When express mail delivery is requested	$15 per delivery (up to $45 for next day, a.m. delivery)	$50 per delivery (up to $75 for next day, a.m. delivery) adjusted for inflation[5]
Wire Transfer Fee[4]	When a wire transfer is requested	$25 per transfer (up to $50 for international wires)	$50 per transfer (up to $100 for international wires) adjusted for inflation[5]

[1]	This charge was previously referred to as the “OBRA Expense Charge.” Due to a federal tax law change under the Omnibus Budget Reconciliation Act of 1990, as amended, (“OBRA”), insurance companies are generally required to capitalize and amortize certain acquisition expenses rather than currently deduct such expenses. Due to this capitalization and amortization, the corporate income tax burden on insurance companies has been affected. We currently make a charge of 1.00% against each Premium Payment to compensate us for corporate income taxes.
[2]	The Target Premium is a hypothetical annual premium which is based on the Specified Amount, and factors including but not limited to the Insureds’ Issue Ages, sex, and underwriting classifications.
[3]	The surrender charge percentage is applied to the premiums actually paid during the first Policy Year or the Target Premium, whichever is less. For more information on the surrender charge, see “Surrender Charges” in this prospectus. Your Policy schedule pages will indicate the maximum charge under your Policy.
[4]	This fee may increase over time to cover our administrative or other costs but will not exceed the maximum charge. We may discontinue this service at any time, with or without notice.
[5]	The Guaranteed Maximum Charges are subject to a consumer price index adjustment in order to accommodate future increases in the costs associated with these requests. The maximum charge will equal the Guaranteed Maximum Charge shown above multiplied by the CPI for the fourth month prior to the time of the charge, divided by the CPI for April, 2009. “CPI” means the Consumer Price Index for All Urban Consumers, United States City Average, All Items, as published by the United States Bureau of Labor Statistics. If the method for determining the CPI is changed, or it is no longer published, it will be replaced by some other index found by the Company to serve the same purpose.

Survivorship Variable Universal Life Prospectus	3

Periodic Charges (Other than Portfolio Operating Expenses)1

The tables below describe the fees and expenses that you will pay periodically during the time that you own the Policy other than the operating expenses for the Portfolios. Table 1 describes your Policy’s current periodic fees and expenses if you purchased your Policy after December 31, 2012, or if you purchased your Policy prior to January 1, 2013 and your 2013 Policy Anniversary has already passed. Table 2 describes your Policy’s current periodic fees and expenses if you purchased your policy prior to January 1, 2013 and your 2013 Policy Anniversary has not yet passed. Your Policy’s current periodic fees and expenses will be reflected in Table 1 once you pass your Policy Anniversary in 2013. Your Policy’s guaranteed maximum periodic fees and expenses are the same in both Table 1 and Table 2.

Table 1

Periodic Charges (Other than Portfolio Operating Expenses)[1]

Applicable to Policies purchased after December 31, 2012 or Policies Purchased prior to January 1, 2013 that have passed their 2013 Policy Anniversary

Charge	When Charge is Deducted	Amount Deducted
		Current Charge	Guaranteed Maximum Charge
Cost of Insurance Charge[2]	Monthly, on each Monthly Processing Date
Maximum Charge[3]		$83.33 per $1,000 of net amount at risk	Same as current charge
Minimum Charge[4]		$0.0000169 per $1,000 of net amount at risk	Same as current charge
Charge for Insureds with Issue Ages 45, Premier Non-Tobacco underwriting classification[5]		$0.000332 per $1,000 of net amount at risk in the first Policy Year (varies by Policy Year)[5]	Same as current charge in the first Policy Year (varies by Policy Year)[6]
Mortality and Expense Risk Charge
Mortality and Expense Risk Charge —Invested Assets Component	Monthly, on each Monthly Processing Date	0.00% annually (0.00000% monthly rate) of Invested Assets in Policy Years 1-20 0.00% annually (0.00000% monthly rate) of Invested Assets in Policy Years 21 and above	0.90% annually (0.075% monthly rate) of Invested Assets
Mortality and Expense Risk Charge—Specified Amount Component[7]	Monthly, on each Monthly Processing Date during the first ten Policy Years
Maximum Charge[8]		$0.14333 per $1,000 of Initial Specified Amount[9]	Same as current charge
Minimum Charge[10]		$0.00333 per $1,000 of Initial Specified Amount	Same as current charge
Charge for Insureds Issue Ages 45		$0.03417 per $1,000 of Initial Specified Amount	Same as current charge
Administrative Charge	Monthly, on each Monthly Processing Date	$6.42	$7.50
Deferred Sales Charge[11]	Monthly, on each Monthly Processing Date during the first ten Policy Years	7.5% (0.625% monthly rate) of premium paid in the first Policy Year up to Target Premium for Policy Years 1-10	Same as current charge
Policy Debt Expense Charge[12]	Monthly, on each Monthly Processing Date when there is Policy Debt

When the younger Insured is (or would be, if alive) Attained Age 99 and below:

0.90% annually (0.075% monthly rate) of Policy Debt for Policy Years 1-10

0.35% annually (0.02917% monthly rate) of Policy Debt for Policy Years 11 and above

When the younger Insured is (or would be, if alive) Attained Age 100 and above:

0.00% annually of Policy Debt

All Policy Years 2.00% annually (0.16667% monthly rate) of Policy Debt

4	Survivorship Variable Universal Life Prospectus

Table 1

Periodic Charges (Other than Portfolio Operating Expenses)[1]

Applicable to Policies purchased after December 31, 2012 or Policies Purchased prior to January 1, 2013 that have passed their 2013 Policy Anniversary

Charge	When Charge is Deducted	Amount Deducted
		Current Charge	Guaranteed Maximum Charge
Underwriting and Issue Charge[13]	Monthly, on each Monthly Processing Date during the first ten Policy Years
Maximum Charge[14]		$0.035 per $1,000 of Initial Specified Amount	Same as current charge
Minimum Charge[15]		$.015 per $1,000 of Initial Specified Amount	Same as current charge
Charge for Insureds Issue Age 45, Premier Non-Tobacco underwriting classification		$0.015 per $1,000 of Initial Specified Amount	Same as current charge

[1]	The charges described in this table may vary based upon one or more characteristics of the Policy, such as: factors including but not limited to Insureds’ Issue Ages, sex, and underwriting classifications, Initial Specified Amount, Target Premium, Policy Date, and Policy Year (see “Charges and Deductions—Monthly Policy Charges and Service Charges” for more details regarding each charge. The charges shown in the table may not be representative of the charges a particular Owner may pay). Your Policy schedule pages will indicate the guaranteed maximum charge for each periodic charge under your Policy. Unless otherwise noted, the charges in the table represent the monthly rate.
[2]	The Cost of Insurance Charge will vary based on factors including but not limited to the Insureds’ Issue Ages, sex and underwriting classifications; Policy Date and Policy Year. The Cost of Insurance Charges shown in the table may not be representative of the rates a particular Owner may pay. Request an illustration for personalized information. (See “Illustrations”). The net amount at risk is approximately equal to the Death Benefit minus the Policy Value.
[3]	The maximum Cost of Insurance Charge assumes that the Insureds have the following characteristics: one male and one female, Attained Age 120 of the younger Insured, both substandard underwriting classification. The maximum Cost of Insurance Charge shown may also apply to other combinations of Policy Year and Insured characteristics.
[4]	The minimum Cost of Insurance Charge assumes that the Policy is in the first Policy Year and that the Insureds have the following characteristics: both female, both Issue Age 20, both Premier Non-Tobacco classification. The minimum Cost of Insurance Charge shown may also apply to other combinations of Policy Year and Insured characteristics.
[5]	The amount of the Cost of Insurance Charge is determined by multiplying the net amount at risk by the cost of insurance rate (see “Charges and Deductions”). The net amount at risk is the difference between the Death Benefit (or the Guaranteed Minimum Death Benefit if the Policy is in force under the Death Benefit Guarantee) and the Policy Value. Generally, the cost of insurance rate will increase each Policy Year.
[6]	The guaranteed maximum cost of insurance rate will equal or exceed the current rate in all Policy Years, and generally the rate will increase each Policy Year.
[7]	The table of rates is included in Appendix A.
[8]	The maximum Mortality and Expense Risk Charge—Specified Amount Component assumes that the Insureds have the following characteristics: one male and one female, Issue Ages 75 and older.
[9]	The Initial Specified Amount is the Specified Amount of coverage on the Date of Issue of the Policy.
[10]	The minimum Mortality and Expense Risk Charge—Specified Amount Component assumes that the Insureds have the following characteristics: one male and one female, Issue Ages 25 and younger.
[11]	Because this charge is based on cumulative premiums paid at any point during the first Policy Year, this charge will vary depending on the amount and timing of your premium payments during the first Policy Year.
[12]	This charge is in addition to the interest charged on any Policy Loan and is deducted from Invested Assets.
[13]	The charge may not exceed $900-$2,100 ($75-$175 monthly amount) based on the underwriting classification of the Insureds on the Date of Issue. This charge is based on the underwriting classification of the Insureds on the Date of Issue, subject to a maximum amount not to exceed $900-$2,100 ($75-$175 monthly amount), which is also based on underwriting classification.
[14]	The maximum Underwriting and Issue Charge assumes that the Insureds have the following characteristic: substandard underwriting classification.
[15]	The minimum Underwriting and Issue Charge assumes that the Insureds have the following characteristic: standard underwriting classification.

Survivorship Variable Universal Life Prospectus	5

Table 2 below describes the fees and expenses that you will pay periodically during the time that you own the Policy other than the operating expenses for the Portfolios. The following table describes your Policy’s current periodic fees and expenses if you purchased your Policy prior to January 1, 2013 and your 2013 Policy Anniversary has not yet passed. Your Policy’s current periodic fees and expenses will be reflected in Table 1 once you pass your Policy Anniversary in 2013. If you purchased your Policy after December 31, 2012 or you purchased your Policy prior to January 1, 2013 and your 2013 Policy Anniversary has already passed, please see Table 1 above for a description of your Policy’s periodic fees and expenses. Your Policy’s guaranteed maximum periodic fees and expenses are the same in both Table 1 and Table 2.

Table 2 Periodic Charges (Other than Portfolio Operating Expenses) [1] Applicable to Policies purchased prior to January 1, 2013 that have not passed their 2013 Policy Anniversary
Charge	When Charge is Deducted	Amount Deducted
		Current Charge	Guaranteed Maximum Charge
Cost of Insurance Charge[2]	Monthly, on each Monthly Processing Date
Maximum Charge[3]		$83.33 per $1,000 of net amount at risk	Same as current charge
Minimum Charge[4]		$0.0000169 per $1,000 of net amount at risk	Same as current charge
Charge for Insureds with Issue Ages 45, Premier Non-Tobacco underwriting classification[5]		$0.000332 per $1,000 of net amount at risk in the first Policy Year (varies by Policy Year)[5]	Same as current charge in the first Policy Year (varies by Policy Year)[6]
Mortality and Expense Risk Charge
Mortality and Expense Risk Charge—Invested Assets Component	Monthly, on each Monthly Processing Date	0.10% annually (0.00833% monthly rate) of Invested Assets in Policy Years 1-20 0.05% annually (0.00417% monthly rate) of Invested Assets in Policy Years 21 and above	0.90% annually (0.075% monthly rate) of Invested Assets
Mortality and Expense Risk Charge—Specified Amount Component[7]	Monthly, on each Monthly Processing Date during the first ten Policy Years
Maximum Charge[8]		$0.14333 per $1,000 of Initial Specified Amount[9]	Same as current charge
Minimum Charge[10]		$0.00333 per $1,000 of Initial Specified Amount	Same as current charge
Charge for Insureds Issue Ages 45		$0.03417 per $1,000 of Initial Specified Amount	Same as current charge
Administrative Charge	Monthly, on each Monthly Processing Date	$6.42	$7.50
Deferred Sales Charge[11]	Monthly, on each Monthly Processing Date during the first ten Policy Years	7.5% (0.625% monthly rate) of premium paid in the first Policy Year up to Target Premium for Policy Years 1-10	Same as current charge
Policy Debt Expense Charge[12]	Monthly, on each Monthly Processing Date when there is Policy Debt

When the younger Insured is (or would be, if alive) Attained Age 99 and below:

0.90% annually (0.075% monthly rate) of Policy Debt for Policy Years 1-10

0.35% annually (0.02917% monthly rate) of Policy Debt for Policy Years 11 and above

When the younger Insured is (or would be, if alive) Attained Age 100 and above:

0.00% annually of Policy Debt

All Policy Years 2.00% annually (0.16667% monthly rate) of Policy Debt

6	Survivorship Variable Universal Life Prospectus

Table 2 Periodic Charges (Other than Portfolio Operating Expenses) [1] Applicable to Policies purchased prior to January 1, 2013 that have not passed their 2013 Policy Anniversary
Charge	When Charge is Deducted	Amount Deducted
		Current Charge	Guaranteed Maximum Charge
Underwriting and Issue Charge[13]	Monthly, on each Monthly Processing Date during the first ten Policy Years
Maximum Charge[14]		$0.035 per $1,000 of Initial Specified Amount	Same as current charge
Minimum Charge[15]		$.015 per $1,000 of Initial Specified Amount	Same as current charge
Charge for Insureds Issue Age 45, Premier Non-Tobacco underwriting classification		$0.015 per $1,000 of Initial Specified Amount	Same as current charge

[1]	The charges described in this table may vary based upon one or more characteristics of the Policy, such as: factors including but not limited to Insureds’ Issue Ages, sex, and underwriting classifications, Initial Specified Amount, Target Premium, Policy Date, and Policy Year (see “Charges and Deductions—Monthly Policy Charges and Service Charges” for more details regarding each charge. The charges shown in the table may not be representative of the charges a particular Owner may pay). Your Policy schedule pages will indicate the guaranteed maximum charge for each periodic charge under your Policy. Unless otherwise noted, the charges in the table represent the monthly rate.
[2]	The Cost of Insurance Charge will vary based on factors including but not limited to the Insureds’ Issue Ages, sex and underwriting classifications; Policy Date and Policy Year. The Cost of Insurance Charges shown in the table may not be representative of the rates a particular Owner may pay. Request an illustration for personalized information. (See “Illustrations”). The net amount at risk is approximately equal to the Death Benefit minus the Policy Value.
[3]	The maximum Cost of Insurance Charge assumes that the Insureds have the following characteristics: one male and one female, Attained Age 120 of the younger Insured, both substandard underwriting classification. The maximum Cost of Insurance Charge shown may also apply to other combinations of Policy Year and Insured characteristics.
[4]	The minimum Cost of Insurance Charge assumes that the Policy is in the first Policy Year and that the Insureds have the following characteristics: both female, both Issue Age 20, both Premier Non-Tobacco classification. The minimum Cost of Insurance Charge shown may also apply to other combinations of Policy Year and Insured characteristics.
[5]	The amount of the Cost of Insurance Charge is determined by multiplying the net amount at risk by the cost of insurance rate (see “Charges and Deductions”). The net amount at risk is the difference between the Death Benefit (or the Guaranteed Minimum Death Benefit if the Policy is in force under the Death Benefit Guarantee) and the Policy Value. Generally, the cost of insurance rate will increase each Policy Year.
[6]	The guaranteed maximum cost of insurance rate will equal or exceed the current rate in all Policy Years, and generally the rate will increase each Policy Year.
[7]	The table of rates is included in Appendix A.
[8]	The maximum Mortality and Expense Risk Charge—Specified Amount Component assumes that the Insureds have the following characteristics: one male and one female, Issue Ages 75 and older.
[9]	The Initial Specified Amount is the Specified Amount of coverage on the Date of Issue of the Policy.
[10]	The minimum Mortality and Expense Risk Charge—Specified Amount Component assumes that the Insureds have the following characteristics: one male and one female, Issue Ages 25 and younger.
[11]	Because this charge is based on cumulative premiums paid at any point during the first Policy Year, this charge will vary depending on the amount and timing of your premium payments during the first Policy Year.
[12]	This charge is in addition to the interest charged on any Policy Loan and is deducted from Invested Assets.
[13]	The charge may not exceed $900-$2,100 ($75-$175 monthly amount) based on the underwriting classification of the Insureds on the Date of Issue. This charge is based on the underwriting classification of the Insureds on the Date of Issue, subject to a maximum amount not to exceed $900-$2,100 ($75-$175 monthly amount), which is also based on underwriting classification.
[14]	The maximum Underwriting and Issue Charge assumes that the Insureds have the following characteristic: substandard underwriting classification.
[15]	The minimum Underwriting and Issue Charge assumes that the Insureds have the following characteristic: standard underwriting classification.

Survivorship Variable Universal Life Prospectus	7

Annual Portfolio Operating Expenses

The table below shows the range (minimum and maximum) of total operating expenses, including investment advisory fees, distribution (12b-1) fees and other expenses of the Portfolios that you may pay periodically during the time you own the Policy. The first line of this table lists expenses that do not reflect fee waivers or expense limits and reimbursements, nor do they reflect short-term trading redemption fees, if any, charged by the Portfolios. The information is based on operations for the year ended December 31, 2012. More details concerning these fees and expenses are contained in the attached prospectuses for the Funds.

	Minimum	Maximum
Range of Total Annual Portfolio Operating Expenses (expenses include investment advisory fees, distribution (12b-1) fees, and other expenses as a percentage of average Portfolio assets)*	0.22%	1.50%
Range of Total Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement**	0.22%	1.50%

*	For certain Portfolios, certain expenses were reimbursed or fees waived during 2012. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although certain arrangements may be terminated at any time. After taking into account these arrangements and any contractual fee waiver or expense reimbursement arrangements, Annual Portfolio Operating Expenses would have ranged from a minimum of 0.22% to a maximum of 1.50%.
**	The “Range of Total Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement” line in the above table shows the minimum and maximum fees and expenses charged by all of the Portfolios after taking into account contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce Total Annual Portfolio Operating Expenses for Owners and will continue for at least one year from the date of this prospectus. For more information about which Portfolios currently have such contractual reimbursement or fee waiver arrangements in place, see the prospectuses of the underlying Funds.

The following table shows total annual operating expenses of each Portfolio available for investment under the Policy. Operating expenses are expressed as a percentage of average net assets for the year ended December 31, 2012, except as otherwise set forth in the notes to the table. The Russell Investment Funds LifePoints® Variable Target Portfolio Series are funds of funds and because of their two-tiered structure, may have fees that are higher than other funds. The Portfolio expenses used to prepare the table were provided to the Company by the Portfolios. The Company has not independently verified such information. The expenses shown are based on expenses incurred for the year ended December 31, 2012, or restated to reflect current expenses (see attached prospectuses for the Funds). Current or future expenses may be higher or lower than those shown, especially in periods of market volatility.

Portfolio	Investment Advisory Fees	Other Expenses	12b-1 Fees	Acquired Fund Fees and Expenses	Total Operating Expenses	Fee Waivers & Reimbursements		Total Net Operating Expenses
Northwestern Mutual Series Fund, Inc.
Growth Stock Portfolio(2)	0.43%	0.02%	0.00%	0.00%	0.45%	0.00%		0.45%
Focused Appreciation Portfolio(1)(3)	0.76%	0.03%	0.00%	0.00%	0.79%	(0.06%	)	0.73%
Large Cap Core Stock Portfolio(4)	0.44%	0.03%	0.00%	0.00%	0.47%	0.00%		0.47%
Large Cap Blend Portfolio(1)	0.77%	0.11%	0.00%	0.00%	0.88%	(0.03%	)	0.85%
Index 500 Stock Portfolio	0.20%	0.02%	0.00%	0.00%	0.22%	0.00%		0.22%
Large Company Value Portfolio(1)	0.72%	0.11%	0.00%	0.00%	0.83%	(0.03%	)	0.80%
Domestic Equity Portfolio(1)	0.56%	0.03%	0.00%	0.00%	0.59%	0.00%		0.59%
Equity Income Portfolio(1)	0.65%	0.03%	0.00%	0.00%	0.68%	0.00%		0.68%
Mid Cap Growth Stock Portfolio(5)	0.53%	0.02%	0.00%	0.00%	0.55%	(0.02%	)	0.53%
Index 400 Stock Portfolio(6)	0.25%	0.04%	0.00%	0.01%	0.30%	0.00%		0.30%
Mid Cap Value Portfolio(1)(7)	0.85%	0.09%	0.00%	0.01%	0.95%	0.00%		0.95%
Small Cap Growth Stock Portfolio(8)	0.56%	0.04%	0.00%	0.01%	0.61%	0.00%		0.61%
Index 600 Stock Portfolio(1)	0.25%	0.19%	0.00%	0.07%	0.51%	(0.09%	)	0.42%
Small Cap Value Portfolio(1)(9)	0.85%	0.04%	0.00%	0.20%	1.09%	0.00%		1.09%
International Growth Portfolio(1)	0.67%	0.13%	0.00%	0.00%	0.80%	0.00%		0.80%
Research International Core Portfolio(1)	0.86%	0.26%	0.00%	0.00%	1.12%	0.00%		1.12%
International Equity Portfolio(10)	0.66%	0.07%	0.00%	0.00%	0.73%	(0.06%	)	0.67%
Emerging Markets Equity Portfolio(1)	1.14%	0.36%	0.00%	0.00%	1.50%	0.00%		1.50%
Money Market Portfolio(11)	0.30%	0.02%	0.00%	0.00%	0.32%	0.00%		0.32%
Short-Term Bond Portfolio(1)(12)	0.34%	0.07%	0.00%	0.00%	0.41%	0.00%		0.41%
Select Bond Portfolio	0.30%	0.02%	0.00%	0.00%	0.32%	0.00%		0.32%
Long-Term U.S. Government Bond Portfolio(1)	0.55%	0.12%	0.00%	0.00%	0.67%	0.00%		0.67%
Inflation Protection Portfolio(1)	0.56%	0.07%	0.00%	0.00%	0.63%	0.00%		0.63%
High Yield Bond Portfolio(13)	0.44%	0.05%	0.00%	0.00%	0.49%	0.00%		0.49%
Multi-Sector Bond Portfolio(1)	0.78%	0.09%	0.00%	0.00%	0.87%	0.00%		0.87%
Commodities Return Strategy Portfolio(1)(14)	0.80%	0.16%	0.00%	0.07%	1.03%	(0.08%	)	0.95%
Balanced Portfolio(15)	0.30%	0.01%	0.00%	0.16%	0.47%	(0.05%	)	0.42%
Asset Allocation Portfolio(1)(16)	0.54%	0.11%	0.00%	0.22%	0.87%	(0.19%	)	0.68%

8	Survivorship Variable Universal Life Prospectus

Portfolio	Investment Advisory Fees	Other Expenses	12b-1 Fees	Acquired Fund Fees and Expenses	Total Operating Expenses	Fee Waivers & Reimbursements		Total Net Operating Expenses
Fidelity® Variable Insurance Products
VIP Mid Cap Portfolio	0.56%	0.09%	0.25%	0.00%	0.90%	0.00%		0.90%
VIP Contrafund® Portfolio	0.56%	0.08%	0.25%	0.00%	0.89%	0.00%		0.89%

Neuberger Berman Advisers Management Trust
Socially Responsive Portfolio(17)	0.85%	0.19%	0.00%	0.00%	1.04%	0.00%		1.04%

Russell Investment Funds
Multi-Style Equity Fund	0.73%	0.13%	0.00%	0.00%	0.86%	0.00%		0.86%
Aggressive Equity Fund(18)	0.90%	0.18%	0.00%	0.00%	1.08%	(0.05%	)	1.03%
Global Real Estate Securities Fund	0.80%	0.15%	0.00%	0.00%	0.95%	0.00%		0.95%
Non-U.S. Fund(18)	0.90%	0.16%	0.00%	0.00%	1.06%	(0.05%	)	1.01%
Core Bond Fund(18)	0.55%	0.17%	0.00%	0.00%	0.72%	(0.05%	)	0.67%

Russell Investment Funds LifePoints® Variable Target Portfolio Series
Moderate Strategy Fund(19)	0.20%	0.16%	0.00%	0.78%	1.14%	(0.26%	)	0.88%
Balanced Strategy Fund(19)	0.20%	0.12%	0.00%	0.91%	1.23%	(0.22%	)	1.01%
Growth Strategy Fund(19)	0.20%	0.14%	0.00%	0.99%	1.33%	(0.24%	)	1.09%
Equity Growth Strategy Fund(19)	0.20%	0.24%	0.00%	1.05%	1.49%	(0.34%	)	1.15%

(1)	Northwestern Mutual Series Fund, Inc.’s investment adviser, Mason Street Advisors, LLC (“MSA”) has contractually agreed to waive the management fee and absorb certain other operating expenses of the below portfolios to the extent necessary so that Total Operating Expenses for such portfolios will not exceed the following annual rates of each portfolio’s respective average net assets. These fee waivers may be terminated at any time after April 30, 2014.

Portfolio	Expense Limitation
Focused Appreciation	0.90%
Large Cap Blend	0.85%
Large Company Value	0.80%
Domestic Equity	0.75%
Equity Income	0.75%
Mid Cap Value	1.00%
Index 600 Stock	0.35%
Small Cap Value	1.00%
International Growth	1.10%
Research International Core	1.15%
Emerging Markets Equity	1.50%
Short-Term Bond	0.45%
Long-Term U.S. Government Bond	0.65%
Inflation Protection	0.65%
Multi-Sector Bond	0.90%
Commodities Return Strategy	0.95%
Asset Allocation	0.75%

(2)	Growth Portfolio—MSA has agreed to waive a portion of its management fee such that the management fee is 0.60% on the Portfolio’s first $50 million of assets, 0.50% on the next $50 million, 0.40% of the next $400 million and 0.35% on assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2014.
(3)	Focused Appreciation Portfolio—MSA has agreed to waive a portion of its management fee such that the management fee is 0.75% on the Portfolio’s first $100 million of assets, 0.70% on the next $200 million, 0.65% on the next $200 million and 0.60% on assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2014.
(4)	Large Cap Core Stock Portfolio—MSA has agreed to waive a portion of its management fee such that the management fee is 0.60% on the Portfolio’s first $50 million of assets, 0.50% on the next $50 million, 0.40% of the next $400 million and 0.35% on assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2014.
(5)	Mid Cap Growth Portfolio—MSA has agreed to waive a portion of its management fee such that the management fee is 0.80% on the Portfolio’s first $50 million of assets, 0.65% on the next $50 million, 0.50% of the next $400 million and 0.45% on assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2014.
(6)	Index 400 Stock Portfolio—MSA has agreed to waive a portion of its management fee such that the management fee is 0.25% on the Portfolio’s first $500 million of assets and 0.20% on assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2014.
(7)	Mid Cap Value Portfolio—MSA has agreed to waive a portion of its management fee such that the management fee is 0.85% on the Portfolio’s first $150 million of assets, 0.80% of the next $150 million and 0.75% on assets in excess of $300 million. MSA may terminate this fee waiver agreement at any time after April 30, 2014.
(8)	Small Cap Growth Portfolio—MSA has agreed to waive a portion of its management fee such that the management fee is 0.80% on the Portfolio’s first $50 million of assets, 0.65% on the next $50 million, 0.50% of the next $400 million and 0.45% on assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2014.
(9)	Small Cap Value Portfolio—MSA has agreed to waive a portion of its management fee such that the management fee is 0.85% on the Portfolio’s first $500 million of assets and 0.80% on assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2014.

Survivorship Variable Universal Life Prospectus	9

(10)	International Equity Portfolio—MSA has agreed to waive a portion of its management fee such that the management fee for the Portfolio is 0.80% on the Portfolio’s first $50 million of assets, 0.60% on the next $950 million, 0.58% on the next $500 million and 0.51% on assets in excess of $1.5 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2014.
(11)	Money Market Portfolio—MSA has voluntarily agreed to waive its entire management fee on a temporary basis. This voluntary waiver will be reviewed periodically by MSA in light of market and economic developments and may be revised or discontinued at any time without advance notice.
(12)	Short-Term Bond Portfolio—MSA has agreed to waive a portion of its management fee such that the management fee is 0.35% on the Portfolio’s first $100 million of assets, 0.33% on the next $150 million, 0.30% of the next $250 million and 0.28% on assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2014.
(13)	High Yield Bond Portfolio—MSA has agreed to waive a portion of its management fee such that the management fee is 0.60% on the Portfolio’s first $50 million of assets, 0.50% on the next $50 million, 0.40% of the next $900 million and 0.35% on assets in excess of $1 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2014.
(14)	Commodities Return Strategy Portfolio—MSA has agreed to waive its management fee in an amount equal to the management fee paid to it by the Portfolio’s wholly owned Cayman Islands subsidiary fund. The fee waiver agreement will remain in effect for as long as the Portfolio remains invested in the subsidiary fund. We have requested approval from the SEC to remove the Commodities Return Strategy Portfolio as an investment option in the Policy. Following our receipt of the SEC’s approval, we will set a date to automatically transfer any Invested Assets you have in the Division investing in the Commodities Return Strategy Portfolio to the Division investing in the Commodity Return Strategy Portfolio, a portfolio of Credit Suisse Trust (the “Credit Suisse Commodity Portfolio”). See “Other Policy Transactions—The Substitution” for more information. The Credit Suisse Commodity Portfolio is not currently available as an investment option in the Policy and will only be available as of the date of the Substitution following SEC approval.
(15)	Balanced Portfolio—MSA has agreed to waive a portion of its management fee such that its management fee on assets invested in the Large Cap Core, Mid Cap Growth, Small Cap Growth, International Growth, Research International Core Portfolio, International Equity Portfolio, and Emerging Markets Portfolio (“Underlying Portfolios”) is 0.05%.
(16)	Asset Allocation Portfolio—MSA has agreed to waive a portion of its management fee such that the management fee is 0.55% on the Portfolio’s first $100 million of assets, 0.45% on the next $150 million, and 0.35% on assets in excess of $250 million. In addition, MSA has agreed to waive a portion of its management fee such that its management fee on assets invested in Underlying Portfolios is 0.05%. MSA may terminate these fee waiver agreements at any time after April 30, 2014.
(17)	Neuberger Berman Management LLC (“NBM”) has undertaken through December 31, 2016 to waive fees and/or reimburse certain operating expenses, including the compensation of NBM and excluding taxes, interest, and extraordinary expenses, brokerage commissions and transaction costs that exceed, in the aggregate 1.30% of the average daily net asset value of the Socially Responsive Portfolio. The expense limitation arrangements for the Portfolio are contractual and any excess expenses can be repaid to NBM within three years of the year incurred, provided such recoupment would not cause a Portfolio to exceed its respective limitation.
(18)	Russell Investment Management Company (“RIMCo”) has contractually agreed, until April 30, 2014, to waive 0.05% of its advisory fee on the Aggressive Equity Fund, Non-U.S. Fund and Core Bond Fund. These waivers may not be terminated during the relevant period except with Board approval.
(19)	For each of the Russell Investment Funds LifePoints® Variable Target Portfolio Series funds individually, RIMCo has contractually agreed to waive up to the full amount of its 0.20% advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.10% of the average daily net assets of the Fund on an annual basis. Direct Fund-level expenses do not include extraordinary expenses or the expenses of other investment companies in which the Fund invests, including the Underlying Funds, which are borne indirectly by the Fund. This waiver and reimbursement may not be terminated during the relevant period except with Board approval.

Northwestern Mutual

The Northwestern Mutual Life Insurance Company is a mutual life insurance company organized by a special act of the Wisconsin Legislature in 1857. It is licensed to conduct a conventional life insurance business in the District of Columbia and in all states of the United States. Its total assets were over $202 billion as of December 31, 2012. The Home Office of Northwestern Mutual is located at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

“Northwestern Mutual,” “Company,” “we,” “us,” and “our” in this prospectus mean The Northwestern Mutual Life Insurance Company.

General Account assets are used to guarantee the payment of certain benefits under the Policy, including death benefits. To the extent that we are required to pay you amounts under these benefits that are in addition to Invested Assets in the Separate

Account, such amounts will come from General Account assets. Thus, Owners must look to the strength of the Company and its General Account with regard to guarantees under the Policy. The General Account is exposed to the risks normally associated with the operation of a life insurance company, including insurance pricing, asset liability management and interest rate risk, operational risks, and the investment risks of a portfolio of securities that consists largely, though not exclusively, of fixed-income securities. Some of the risks associated with such a portfolio include interest rate, option, liquidity, and credit risk. The financial statements contained in the Statement of Additional Information include a further discussion of risks inherent within the General Account investments. The assets in the General Account are subject to the claims of the Company’s general creditors.

10	Survivorship Variable Universal Life Prospectus

The Separate Account

We established the Separate Account by action of our Trustees on March 22, 2006, in accordance with the provisions of Wisconsin insurance law. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). We own the assets in the Separate Account and we are obligated to pay all benefits under the Policies. We may use the Separate Account to support other variable life insurance policies we issue. We have divided the Separate Account into Divisions, each of which invests in shares of one Portfolio of the Funds.

You may allocate the money you invest under your Policy among the Divisions. Each Division corresponds to one of the Portfolios of the Funds. Under Wisconsin law, Separate Account assets are held separate from our other assets and are not part of our General Account. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account will be credited to or charged against the Separate Account without regard to our other income, gains, or losses. Income, gains, and losses credited to, or charged against, a Division reflect that Division’s own investment performance and not the investment performance of our other assets. We may not use the Separate Account’s assets to pay any of our liabilities other than those arising from the Policies and any other variable life insurance Policies funded by the Separate Account. We may, however, use all of our assets (except those held in certain other separate accounts) to satisfy our obligations under your Policy.

Where permitted by law and subject to any required regulatory approvals or votes by Owners, we reserve the right to:

•	operate the Separate Account or a Division either as a unit investment trust or a management investment company under the 1940 Act, or in any other form permitted by law, if deemed by the Company to be in the best interest of Owners;

•	invest current and future assets of a Division in securities of another Portfolio as a substitute for shares of a Portfolio already purchased or to be purchased;
•	register or deregister the Separate Account under the 1940 Act or change its classification under that Act;

•	create new separate accounts;

•	combine the Separate Account with any other separate account;

•	transfer the assets and liabilities of the Separate Account to another separate account;

•	transfer cash from time to time between the General Account and the Separate Account as deemed necessary or appropriate and consistent with the terms of the Policy, including but not limited to transfers for the deduction of charges and in support of payment options;

•	transfer assets of the Separate Account in excess of reserve requirements applicable to the Policies supported by the Separate Account to the General Account (Invested Assets remaining in the Separate Account necessary to fulfill its obligations under the Policy are not subject to claims against or losses in the General Account);

•	add, delete or make substitutions for the securities and other assets held or purchased by the Separate Account;

•	terminate and/or liquidate the Separate Account;

•	restrict or eliminate any voting rights of Owners or other persons having voting rights as to the Separate Account; and

•	make any changes to the Separate Account to conform with, or required by any change in, federal tax law, the 1940 Act and regulations promulgated thereunder, or any other applicable federal or state laws.

In the event that we take any of these actions, we may make an appropriate endorsement of your Policy and take other actions necessary to comply with applicable law.

The Funds

A variety of investment options are offered under the Policy for the allocation of Invested Assets. However, the Company does not endorse or recommend a particular option, nor does it provide investment advice. You are responsible for choosing your investment options and should make your choices based on your individual situation and risk tolerances. After making your initial allocation decisions, you should monitor your allocations and periodically review the options you select and the amounts allocated to each to ensure your selections continue to be appropriate. The amounts you invest in a particular Division are not guaranteed and, because both principal and any return on the investment are subject to market risk, you can lose money.

The assets of each Division are invested in a corresponding Portfolio that is a series of one of the following mutual funds: Northwestern Mutual Series Fund, Inc.; Fidelity® Variable Insurance Products; Neuberger Berman Advisers Management Trust; and the Russell Investment Funds. The Separate Account buys shares of the Portfolios at their respective net asset values without sales charge. The Portfolios are available for investment only by separate accounts supporting variable insurance products and are not publicly traded. Their performance can differ substantially from publicly traded mutual funds with similar names. The specific Portfolios available under your Policy may change from time to time,

Survivorship Variable Universal Life Prospectus	11

and not all Portfolios in which assets of the Separate Account are invested may be available under your Policy. Your ability to invest in a Portfolio may be affected by the actions of such Portfolio, such as when a Portfolio closes.

The investment objectives of each Portfolio are set forth below. There is no assurance that any of the Portfolios will achieve its stated objective(s). You can find more detailed information about the Portfolios, including a description of each Portfolio in the attached Portfolio prospectuses. Read the prospectuses for the Portfolios carefully before investing. Note: If you received a summary prospectus for a Portfolio listed below, please follow the directions on the first page of the summary prospectus to obtain a copy of the full fund prospectus.

Northwestern Mutual Series Fund, Inc. (the “Series Fund”)

The principal investment adviser for the Portfolios of the Series Fund is Mason Street Advisors, LLC (“MSA”), our wholly-owned company. The investment advisory agreements for the respective Portfolios provide that MSA will provide services and bear certain expenses of the Series Fund. MSA employs a staff of investment professionals to manage the assets of the Series Fund and the other advisory clients of MSA. We provide related facilities and personnel, which MSA uses in performing its investment advisory functions. MSA has retained and oversees a number of asset management firms under investment sub-advisory agreements to provide day-to-day management of the Portfolios indicated below. Each such sub-adviser may be replaced without the approval of shareholders. Please see the attached prospectuses for the Northwestern Mutual Series Fund, Inc. for more information.

Portfolio	Investment Objective	Sub-adviser (if applicable)
Growth Stock Portfolio	Long-term growth of capital; current income is a secondary objective	N/A
Focused Appreciation Portfolio	Long-term growth of capital	Janus Capital Management LLC
Large Cap Core Stock Portfolio	Long-term growth of capital and income	N/A
Large Cap Blend Portfolio	Long-term growth of capital and income	Fiduciary Management, Inc.
Index 500 Stock Portfolio	Investment results that approximate the performance of the Standard & Poor’s 500® Composite Stock Price Index	N/A
Large Company Value Portfolio	Long-term capital growth; income is a secondary objective	American Century Investment Management, Inc.
Domestic Equity Portfolio	Long-term growth of capital and income	Delaware Management Company, a series of Delaware Management Business Trust
Equity Income Portfolio	Long-term growth of capital and income	T. Rowe Price Associates, Inc.
Mid Cap Growth Stock Portfolio	Long-term growth of capital	N/A
Index 400 Stock Portfolio	Investment results that approximate the performance of the S&P MidCap 400® Stock Price Index	N/A
Mid Cap Value Portfolio	Long-term capital growth; current income is a secondary objective	American Century Investment Management, Inc.
Small Cap Growth Stock Portfolio	Long-term growth of capital	N/A
Index 600 Stock Portfolio	Investment results that approximate the performance of the Standard & Poor’s SmallCap 600® Index	N/A
Small Cap Value Portfolio	Long-term growth of capital	T. Rowe Price Associates, Inc.
International Growth Portfolio	Long-term growth of capital	Janus Capital Management LLC
Research International Core Portfolio	Capital appreciation	Massachusetts Financial Services Company
International Equity Portfolio	Long-term growth of capital	Templeton Investment Counsel, LLC
Emerging Markets Equity Portfolio	Capital appreciation	Massachusetts Financial Services Company
Money Market Portfolio	Maximum current income to the extent consistent with liquidity and stability of capital(1)	N/A
Short-Term Bond Portfolio	To provide as high a level of current income as is consistent with prudent investment risk	N/A

12	Survivorship Variable Universal Life Prospectus

Portfolio	Investment Objective	Sub-adviser (if applicable)
Select Bond Portfolio	To provide as high a level of total return as is consistent with prudent investment risk; a secondary objective is to seek preservation of shareholders’ capital	N/A
Long-Term U.S. Government Bond Portfolio	Maximum total return, consistent with preservation of capital and prudent investment management	Pacific Investment Management Company LLC
Inflation Protection Portfolio	Pursue total return using a strategy that seeks to protect against U.S. inflation	American Century Investment Management, Inc.
High Yield Bond Portfolio	High current income and capital appreciation(2)	N/A
Multi-Sector Bond Portfolio	Maximum total return, consistent with prudent investment management	Pacific Investment Management Company LLC
Commodities Return Strategy Portfolio(3)	Total return	Credit Suisse Asset Management, LLC
Balanced Portfolio	To realize as high a level of total return as is consistent with prudent investment risk, through income and capital appreciation	N/A
Asset Allocation Portfolio	To realize as high a level of total return as is consistent with reasonable investment risk	N/A

(1)	Although the Money Market Portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in the Money Market Portfolio. An investment in a money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. During extended periods of low interest rates, the yield of a money market portfolio may also become extremely low and possibly negative.
(2)	High yield bonds are commonly referred to as junk bonds.
(3)	We have requested approval from the SEC to remove the Commodities Return Strategy Portfolio as an investment option in the Policy. Following our receipt of the SEC’s approval, we will set a date to automatically transfer any Invested Assets you have in the Division investing in the Commodities Return Strategy Portfolio to the Division investing in the Commodity Return Strategy Portfolio, a portfolio of Credit Suisse Trust (the “Credit Suisse Commodity Portfolio”). See “Other Policy Transactions — The Substitution” for more information. The Credit Suisse Commodity Portfolio is not currently available as an investment option in the Policy and will only be available as of the date of the Substitution following SEC approval.

Fidelity® Variable Insurance Products

The Fidelity® VIP Mid Cap Portfolio and the Fidelity® VIP Contrafund® Portfolio are series of Variable Insurance Products Fund III and the Variable Insurance Products Fund II, respectively. The Separate Account buys Service Class 2 shares of the Portfolios, the investment adviser for which is the Fidelity Management & Research Company (FMR). The following affiliates of FMR also assist with foreign investments: Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Portfolio	Investment Objective	Sub-adviser
VIP Mid Cap Portfolio	Long-term growth of capital	FMR Co., Inc.
VIP Contrafund® Portfolio	Long-term capital appreciation	FMR Co., Inc.

Neuberger Berman Advisers Management Trust

The Neuberger Berman Advisers Management Trust Socially Responsive Portfolio is a series of the Neuberger Berman Advisers Management Trust. The Separate Account buys Class I shares of the Portfolio, the investment adviser for which is Neuberger Berman Management LLC.

Portfolio	Investment Objective	Sub-adviser
Socially Responsive Portfolio	Long-term growth of capital by investing primarily in securities of companies that meet the Portfolio’s financial criteria and social policy	Neuberger Berman LLC

Survivorship Variable Universal Life Prospectus	13

Russell Investment Funds

The assets of each of the Portfolios comprising the Russell Investment Funds are invested by one or more investment management organizations researched and recommended by Frank Russell Company (“Russell”), and an affiliate of Russell, Russell Investment Management Company (“RIMCo”). RIMCo is the investment adviser of the Russell Investment Funds. Russell is our majority-owned subsidiary.

Portfolio	Investment Objective
Multi-Style Equity Fund	Long-term growth of capital
Aggressive Equity Fund	Long-term growth of capital
Global Real Estate Securities Fund	Current income and long-term growth of capital
Non-U.S. Fund	Long-term growth of capital
Core Bond Fund	Current income and, as a secondary objective, capital appreciation
LifePoints® Variable Target Portfolio Series Moderate Strategy Fund	High current income and moderate long-term capital appreciation
LifePoints® Variable Target Portfolio Series Balanced Strategy Fund	Above-average capital appreciation and a moderate level of current income
LifePoints® Variable Target Portfolio Series Growth Strategy Fund	High long-term capital appreciation with low current income
LifePoints® Variable Target Portfolio Series Equity Growth Strategy Fund	High long-term capital appreciation

Payments We Receive

We select the Portfolios offered through this Policy based on several criteria, including asset class coverage, the strength of the investment adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio’s investment adviser or an affiliate will make payments to us or our affiliates. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premiums and/or transfers of Invested Assets if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Owners. The

Northwestern Mutual Series Fund, Inc. and the Russell Investment Funds have been included in part because they are managed by subsidiaries of the Company.

We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the Invested Assets of your Policy resulting from the performance of the Portfolios you have chosen.

Owners, through their indirect investment in the Portfolios, bear the costs of the investment advisory or management fees that the Portfolios pay to their respective investment advisors (see the Portfolios’ prospectuses for more information). As described above, an investment adviser of a Portfolio, or its affiliates, may make payments to the Company and/or certain of our affiliates, which is generally a positive factor when selecting Portfolios. However, the amount of such payments is not determinative as to whether a Portfolio is offered through the Policy. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. The amount of the compensation is based on a percentage of assets of the Portfolios attributable to the Policies and certain other variable insurance products that the Company issues. The percentages differ and some investment advisers (or other affiliates) may pay more than others. The percentages currently range up to 0.25%. These payments may be used for any corporate purpose, including payment of expenses that the Company and/or its affiliates incur for services performed on behalf of the Policies and the Portfolios. The Company and its affiliates may profit from these payments.

Certain Portfolios have adopted a Distribution (and/or Shareholder Servicing) Plan under Rule 12b-1 of the 1940 Act, which is described in more detail in the Portfolios’ prospectuses. The payments, which may be up to 0.25%, are deducted from assets of the Portfolios and are paid to our distributor, Northwestern Mutual Investment Services, LLC. These payments decrease the Portfolio’s investment return.

Additionally, an investment adviser or sub-adviser of a Portfolio (or of an underlying fund in which a Portfolio invests) or its affiliates may provide the Company with wholesaling services that assist in the distribution of the Policies and may pay the Company and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment adviser or sub-adviser (or their affiliate) with increased access to persons involved in the distribution of the Policies.

Information About the Policy

Purchasing a Policy

When you purchase your Policy, you enter into a contract with us. Your Policy, together with your Application and any amendments, endorsements, riders and optional benefits is the entire contract. To purchase a Policy, you must submit the Application and, in most cases (see “When Insurance

Coverage Takes Effect” below), an initial Premium Payment, to us through a licensed Northwestern Mutual Financial Representative. Generally, the Policy is available for Insureds between Issue Ages 20-85. We must receive evidence of insurability that satisfies our underwriting standards before we

14	Survivorship Variable Universal Life Prospectus

will issue a Policy. We reserve the right to reject an Application if it does not meet our underwriting or administrative requirements or for any reason permitted by law.

Although we do not anticipate delays in our receipt and processing of Applications or Premium Payments, we may experience such delays to the extent Applications, underwriting information and Premium Payments to our Home Office are not received on a timely basis. Such delays could result in delays in the issuance of Policies and the allocation of Premium Payments under existing Policies.

Specified Amount

Your Policy’s initial amount of insurance coverage is its Initial Specified Amount. You select the Initial Specified Amount when you apply for the Policy, subject to a minimum and our insurability and other underwriting requirements. The Specified Amount must be at least $1,000,000 if the older Insured is Issue Age 20-49 and $500,000 if the older Insured is Issue Age 50-85. We reserve the right to modify the minimum Specified Amount and underwriting requirements at any time.

You may change the Specified Amount while the Policy is in force, upon written request and subject to our approval. We will permit an increase only if, at the time requested, the insurance in force, as increased, is within our issue limits, our insurability requirements are met, and the increase request is received prior to the Policy Anniversary nearest the older Insured’s 85th birthday. We will not permit a decrease if such decrease results in a Specified Amount less than the minimum Specified Amount we would require for issuance of a new Policy at the time of the change. A change in the Specified Amount will be effective on a Monthly Processing Date upon receipt of a written request in Good Order at our Home Office. If the request is received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Monthly Processing Date, the change in Specified Amount will be effective on that date. If the request is not received on a Monthly Processing Date, or on or after the close of trading on the NYSE on a Monthly Processing Date, the change in Specified Amount will be effective on the next Monthly Processing Date. If your request is not in Good Order, either we or your Financial Representative will notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements. We reserve the right to charge for more than one change to the Specified Amount in a Policy Year. We will deduct any such charge from the Invested Assets. (See “Charges and Expenses”).

When Insurance Coverage Takes Effect

Generally, we will accept the Policy Application and issue a Policy if we determine that the Insureds meet our underwriting and administrative requirements. If a Premium Payment is paid with your Application, insurance coverage becomes effective (provided that both Insureds are found to be insurable) on the Date of Issue, which is the later of the date the Application is signed or the date all medical evidence forms required for underwriting are provided. If a Premium Payment is first made at the time of Policy delivery, there is no insurance coverage prior to Policy delivery.

Your Policy Date is the date we use to determine the Issue Age of the Insureds, which is used to determine the cost of insurance rates. The Policy Date also is the date used to establish Policy Years. Generally, the Policy Date is the Date of Issue. However, with our approval and subject to state insurance law limitations, we may backdate your Policy Date up to six months or future date it up to 30 days from the Date of Issue under normal circumstances. Backdating may lower your cost of insurance rate, but you will be assessed Monthly Policy Charges retroactive to the Policy Date you select. Future dating is sometimes requested to permit multiple insurance policies to have the same Policy Date to facilitate administration. We may future date your Policy Date up to 120 days if the underwriting classification of either or both Insured(s) is different than requested on the Application. Modifying your Policy Date may require adjustments to your first Premium Payment relating to the Monthly Policy Charges for the period between the Date of Issue and the Policy Date. Both the Date of Issue and the Policy Date may be found in your Policy schedule pages.

Right to Return Policy

You may return the Policy for a refund within 10 days (or later where required by state law) after you receive it by returning the Policy to us at our Home Office or to your Financial Representative. The amount of your refund will equal the sum of (a) Invested Assets under the Policy on the date we receive your returned Policy or a written cancellation request at our Home Office plus (b) any previously deducted Premium Expense Charge, Monthly Policy Charge and Service Charges, unless state law requires otherwise.

Ownership Rights

As the Owner of the Policy, you make the decisions about the Policy and Policy benefits while it is in force, without the consent of any beneficiary. If the Policy has more than one Owner, decisions with respect to the Policy and its benefits may be exercised only with the consent and authorization of all Owners. Generally, only Owners are entitled to information about the Policy. Other persons, such as beneficiaries or payors, are entitled to only limited information.

To transfer ownership of the Policy to another person, the Owner must provide us written notification of the transfer and must supply any required information about the new Owner. We will not be responsible to the new Owner for any payment or other action taken by us until the written notification of the transfer is received by us at our Home Office. The transfer of ownership will then be effective as of the date the transfer form was signed. We may require you to send the Policy to our Home Office for endorsement to reflect the transfer of ownership. If the Owner is not the surviving Insured, the Owner may name or change a successor Owner, who will become the new Owner upon the Owner’s death.

Survivorship Variable Universal Life Prospectus	15

Right to Exchange for a Fixed Benefit Policy

You may exchange your Policy for a life insurance policy with benefits that do not vary with the investment experience of the Separate Account (“Fixed Benefit Policy”). You may elect the exchange at any time within twelve months (or longer if required by state law) after the issue date of the Policy provided premiums are duly paid. We reserve the right to require evidence of insurability. The Fixed Benefit Policy will be on the lives of the same Insureds and at the time of the exchange will have the same Policy Date and Issue Age and a Death Benefit at least as great as the initial Death Benefit of your Policy (assuming no decrease in Specified Amount prior to the exchange). The exchange may be subject to an equitable cash adjustment, which will recognize the investment performance of the Policy through the effective date of the exchange and may have tax consequences. An exchange will be effective when we receive a proper written request, as well as the Policy, and any amount due on the exchange. To the extent allowed by your state, we may modify or terminate this accommodation at any time, with or without notice.

In addition, you may exchange a Policy for a Fixed Benefit Policy if, at any time, a Fund changes its investment adviser, if there is a material change in the investment policies of a Portfolio that was approved by Owners, or the Portfolio is substituted for another portfolio (see “Other Policy Transactions — The Substitution”). There may be a cost associated with the exchange. You will be given notice of any such change and will have 60 days to make the exchange.

Modifying the Policy

Any Policy change that you request is subject to our then current insurability and processing requirements. Processing requirements may include, for example, completion of certain forms and satisfying certain evidentiary requirements.

If the Policy is changed or modified, we may make appropriate endorsements to the Policy and we may require you to send your Policy to our Home Office for endorsement. Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by an officer of the Company. No agent or other person may bind us by waiving or changing any provision contained in the Policy.

Upon notice to you, we may modify the Policy:

•	to conform the Policy, our operations, or the Separate Account’s operations to the requirements of any law (including any regulation issued by a government agency) to which the Policy, the Company, or the Separate Account is subject;

•	to ensure continued qualification of the Policy as a life insurance contract under the federal tax laws; or

•	to reflect a change in the Separate Account’s operation.

Premium Payments

A minimum initial Premium Payment is required to put your Policy in force. No insurance will take effect until the minimum initial Premium Payment is made. The minimum initial Premium Payment is based on the Issue Age, underwriting classification and sex of the Insureds, and the Initial Specified Amount. Although you must make sufficient Premium Payments to keep the Policy in force, after we issue the Policy, there is no required schedule or amount of Premium Payments. The current minimum initial Premium Payment is $2,392.50 for a male and female Insured both age 45 at issue with a premier non-tobacco underwriting classification.

You may send Premium Payments to our Home Office or to a payment center designated by us. All payments must be made in U.S. Dollars payable through a U.S. financial institution. Upon your request, we will furnish you a receipt signed by an officer of the Company. We accept Premium Payments by check or electronic funds transfer (“EFT”). We do not accept third-party checks at the Home Office as part of the initial Premium Payment. We generally will not accept cash, money orders, traveler’s checks or “starter” checks; however, in limited circumstances, we may accept some cash equivalents in accord with our anti-money laundering procedures. If you make a Premium Payment with a check or bank draft and, for whatever reason, it is later returned unpaid or uncollected, or if a Premium Payment by EFT is reversed, we reserve the right to reverse the transaction. We also reserve the right to recover any resulting losses incurred by us by withdrawing a sufficient amount of Invested Assets. We may also be required to provide information about you and your account to government regulators.

After the In Force Date (See “Allocating Premiums to the Separate Account” below), Net Premiums are placed in the Separate Account on the date we receive your Premium Payment in Good Order at our Home Office and are credited at the Unit Value determined as of the date of receipt. Premiums received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Valuation Date are deemed to be received and credited on that Valuation Date. If received on or after the close of trading on a Valuation Date, or a day other than a Valuation Date, they are deemed to be received and credited on the next Valuation Date. If your payment is not in Good Order, either we or your Financial Representative will notify you in writing, by telephone or by email in an effort to conform your payment to our then-current requirements.

You may not make any Premium Payments after the Policy Anniversary nearest the younger Insured’s 121st birthday. You may not make additional Premium Payments of less than $25. A Premium Payment that would either exceed cumulative premiums illustrated in the Application or increase the Policy’s Death Benefit more than it increases the Policy Value will be accepted only if: the insurance in force, as increased, will be within our issue limits; our insurability requirements are met; and the Premium Payment is received prior to the Policy Anniversary nearest the older Insured’s 85th birthday. We have the right to limit or refund a Premium Payment or make distributions from the Policy as necessary to continue to qualify the Policy as life insurance under federal tax law. If

16	Survivorship Variable Universal Life Prospectus

mandated under applicable law, we may be required to reject a Premium Payment. We may accept a premium at the direction of an Owner, however, even if it would cause the Policy to be classified as a modified endowment contract. (See “Tax Considerations”).

If there is Policy Debt, payments received at our Home Office, or to a payment center designated by us, will be treated as payments to reduce Policy Debt unless designated as Premium Payments. (See “Policy Loans”).

Allocating Premiums to the Separate Account

When you apply for a Policy, you must instruct us in the Application or supplement to the Application to allocate your Net Premium to one or more Divisions of the Separate Account. Net Premiums are premiums less deductions from premiums, such as premium expense charges. (See “Charges and Deductions—Premium Expense Charges.”)

If your initial Premium Payment is submitted with your Application, we will place the Premium Payment in our General Account, and the Net Premium will remain in our General Account until the In Force Date. We may credit the Net Premium with interest while it remains in the General Account. We may change the rate of interest we credit initial Net Premiums held in our General Account at any time and in our sole discretion, but the rate will not be less than 0%. For more information, please contact the Advanced Business Service Center at 1-866-464-3800. On the In Force Date, we will transfer and credit the initial Net Premium and accrued interest to the Money Market Division of the Separate Account. If the In Force Date is not a Valuation Date, then we will transfer and credit the initial Premium and accrued interest on the next Valuation Date. Short-term premium charges, for any term insurance coverage provided from the Issue Date to the Policy Date, are also deducted from the initial Premium if applicable. If payment is not made with your Application, we will transfer and credit the initial Net Premium to the Money Market Division of the Separate Account on the Valuation Date we receive it Good Order at our Home Office. If payments are received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Valuation Date, they will be transferred and credited to the Money Market Division on that date. If the payment is received on or after the close of trading on a Valuation Date, or on a day other than a Valuation Date, they will be transferred and credited to the Money Market Division on the next Valuation Date. If your payment is not in Good Order, either we or your Financial Representative will notify you in writing, by telephone or by email in an effort to conform your payment to our then-current requirements.

The date on which we allocate your initial Net Premium among the Divisions in accordance with your instructions is referred to as the Initial Allocation Date. After the In Force Date and prior to the Initial Allocation Date, we transfer and credit Net Premiums to the Money Market Division of the Separate Account. The Initial Allocation Date is shown in the Policy schedule pages.

Your Initial Allocation Date is determined by a series of rules.

•	First, if you have requested a Policy Date that is later than the date your Policy is approved, your Initial Allocation Date will not be earlier than the future Policy Date you requested.

•	Second, in states where the right to return policy law requires us to refund your entire initial Premium Payment, your Initial Allocation Date will be the latest of the day we receive your initial Premium Payment, the day after your right to return the Policy expires and the day we receive notice of delivery of your Policy.

•	Third, in states where the right to return policy law permits us to base your refund on the value of Invested Assets, if your initial Premium Payment is submitted with your Application and your Policy is issued as applied for, your Initial Allocation Date will be the In Force Date; if we issue your Policy other than as applied for, your Initial Allocation Date will be the day we receive notification of Policy delivery in the Home Office. If your initial Premium Payment is not submitted with your Application, your Initial Allocation Date will be the later of the day we receive notification of Policy delivery or the day we receive your initial Premium Payment.

The initial allocation instructions we receive from you will remain in effect for subsequent Net Premiums until we receive your written request to change them. You may change your allocation for future Net Premiums at any time. The change will be effective on the Valuation Date on or next following the date we receive your request in Good Order at our Home Office. Requests received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Valuation Date are deemed to be received and effective on that Valuation Date. If received on or after the close of trading on a Valuation Date, or a day other than a Valuation Date, requests are deemed to be received and effective on the next Valuation Date. If your request is not in Good Order, we will continue to credit Net Premiums to your Policy according to the allocation instructions then in effect and either we or your Financial Representative will notify you in writing, by telephone or by email in an effort to conform your request with our then-current requirements.

In order to take full advantage of these features, you should carefully consider, on a continuing basis, which investment options are best suited to your long-term investment needs. Investment returns from amounts allocated to the Divisions will vary with the investment performance of the Divisions and will be reduced by Policy charges. You bear the entire investment risk for amounts you allocate to the Divisions. You should periodically review your allocation instructions in light of market conditions and your overall life insurance and financial objectives. Your Financial Representative may provide us with instructions on your behalf involving the allocation of Invested Assets among available Divisions, subject to our rules and requirements, including the restrictions on short-term and excessive trading.

Survivorship Variable Universal Life Prospectus	17

You may request allocation changes in writing (including via facsimile or, under limited circumstances, by email). You may also submit allocation instructions via the Internet at (www.northwesternmutual.com) (“Electronic Instructions”) in accordance with our then-current Internet procedures provided you have properly authorized us to accept Electronic Instructions in advance of your request. For more information see “Owner Inquiries.” Please note that we are not required to accept Electronic Instructions and we will not be responsible for losses resulting from transactions based on unauthorized Electronic Instructions, provided we follow procedures reasonably designed to verify the authenticity of Electronic Instructions. We reserve the right to limit, modify, suspend or terminate the ability to make transfers via Electronic Instructions. Currently we do not accept requests by telephone.

Policy Value and Invested Assets

The Policy Value is equal to the Invested Assets plus Policy Debt. On the In Force Date, Invested Assets equal the Net Premium (after deduction for short-term premium charges, if applicable) plus any accrued interest on the Net Premium, less the Monthly Policy Charge. After the In Force Date, Invested Assets equal Invested Assets on the immediately preceding Valuation Date, plus any of the following items applicable to the current Valuation Date:

•	any increase attributable to the portion of Invested Assets in Divisions that experience a positive rate of return for the current Valuation Period;

•	any additional Net Premium;

•	any loan repayment and accrued loan interest payment; and

•	any dividends directed to increase Policy Value;

minus any of the following items applicable to the current Valuation Date:

•	any decrease attributable to the portion of Invested Assets in Divisions that experience a negative rate of return for the current Valuation Period;

•	the Monthly Policy Charge;

•	any Policy loans;

•	any withdrawals and withdrawal fees; and

•	any fees for changes in Death Benefit option, changes in Specified Amount, or transfers.

Death Benefit

Life Insurance Benefit    As long as your Policy is in force, we will pay the Life Insurance Benefit to your beneficiary or beneficiaries once we receive at our Home Office satisfactory proof of the second death. No benefit is payable on the death of the first of the Insureds to die. We will pay the Life Insurance Benefit either in a lump sum or, at your option or the option of your beneficiary, by establishing a fixed Income Plan in the beneficiary’s name. (See “Income Plan Options.”)

Payments under these plans are from our General Account, and are subject to the claims of our creditors.

The amount of the Life Insurance Benefit will be:

•	the Death Benefit; minus

•	the amount of any Policy Debt; minus

•	any Monthly Policy Charges due and unpaid if the second death occurs during the Policy Grace Period.

These amounts will be determined as of the date of the second death. Even though the Owner does not have the right to take any Policy loans or withdrawals after the date of the second death, any Policy loans or withdrawals that are taken after the date of the second death will be deducted from the Life Insurance Benefit.

We will pay the Life Insurance Benefit to the beneficiary if he or she survives the Insureds and is alive on the date of payment. (See “Other Policy Provisions—Naming a Beneficiary.”) If no Income Plan is elected, we will pay interest on the Life Insurance Benefit from the date of the second death based on rates declared by the Company or as required by applicable state law. The investment performance of the Portfolios, as well as the charges and expenses under your Policy, may decrease your Death Benefit.

Death Benefit Options    The Death Benefit before the Policy Anniversary nearest the younger Insured’s 121st birthday is determined by the Death Benefit option in effect at the time of the death of the second of the Insureds to die. The Death Benefit on and after the Policy Anniversary nearest the younger Insured’s 121st birthday will be equal to the Policy Value.

The Policy provides for three Death Benefit options. The option you choose on your Application will generally depend on whether you prefer an increasing Death Benefit or a larger Policy Value, but in each case the Death Benefit will be at least the Minimum Death Benefit required for your Policy to qualify as life insurance under federal tax law. The three Death Benefit options are:

Specified Amount (Option A)

Specified Amount plus Policy Value (Option B)

Specified Amount plus Cumulative Premiums minus

Cumulative Withdrawals (Option C)

All three death benefit options may not be available in all states. We calculate the amount available under the applicable Death Benefit option as of the date of the second death.

Minimum Death Benefit    The Minimum Death Benefit is the amount required by federal tax law to maintain the Policy as a life insurance contract. Under any of the Death Benefit options, we will increase the Death Benefit if necessary to satisfy this requirement.

A Policy must satisfy one of two testing methods to qualify as life insurance for federal income tax purposes. You may choose either the Guideline Premium/Cash Value Corridor Test or the Cash Value Accumulation Test. Both tests require the Policy’s Death Benefit to equal or exceed a defined

18	Survivorship Variable Universal Life Prospectus

relationship to, or multiple of, the Policy Value. The minimum multiple decreases as the age of the younger Insured increases. You make the choice of testing methods when you purchase a

Policy and it cannot be changed. For the Guideline Premium/Cash Value Corridor Test the minimum multiples of Death Benefit to the Policy Value are shown in the following table.

Guideline Premium/Cash Value—Corridor Test Multiples

Attained Age of Younger Insured*	Corridor %	Attained Age of Younger Insured*	Corridor %
≤40	250	61	128
41	243	62	126
42	236	63	124
43	229	64	122
44	222	65	120
45	215	66	119
46	209	67	118
47	203	68	117
48	197	69	116
49	191	70	115
50	185	71	113
51	178	72	111
52	171	73	109
53	164	74	107
54	157	75-90	105
55	150	91	104
56	146	92	103
57	142	93	102
58	138	94	101
59	134	95 or more	100
60	130

*	Assumes the younger of the Insureds is the last to die whether or not he or she dies first.

For the Cash Value Accumulation Test, the minimum multiples of Death Benefit to the Policy Value are calculated using net single premiums based on the Issue Age of both Insureds, the Policy’s underwriting classification, the Policy Year and a 4% interest rate.

Generally, the Guideline Premium/Cash Value Corridor Test has lower minimum multiples than the Cash Value Accumulation Test, usually resulting in better Cash Surrender Value accumulation for a given amount of premium and Specified Amount. This is because the Guideline Premium/Cash Value Corridor Test generally requires a lower Death Benefit and therefore a lower corresponding cost of insurance charge. However, the Guideline Premium/Cash Value Corridor Test limits the amount of Premium Payment that may be paid in each Policy Year. Generally, the Cash Value Accumulation Test has no such annual limitation, and allows more Premium Payments to be paid during the early Policy Years.

Changing Death Benefit Options    You may change the Death Benefit option at any time while the Policy is in force, upon written request and subject to our approval. Death Benefit option changes are subject to our insurability requirements and issue limits. In addition, we will not permit a change if it is not allowed in your state or if it would result in either (i) your Policy being disqualified as a life insurance contract under federal tax law, or (ii) a Specified Amount less than the minimum Specified Amount we require for issuance of a new Policy at the time of the change. A Death Benefit option change may affect the Policy Value and Specified Amount. The Cost of Insurance Charge will increase if a change results in a larger net amount at risk. (See “Monthly

Policy Charges and Surrender Charge”). A Death Benefit option change results in the same net amount at risk at the time of the change, but may result in a larger net amount at risk over time than had the change not occurred. For example, a change from Death Benefit Option A to Option B should result in moving from a net amount at risk that would decline over time (assuming increasing Policy Value) to a net amount at risk that would remain level over time. Changing the Death Benefit option may have tax consequences. (See “Tax Considerations”).

If the written request is received in Good Order at our Home Office before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Monthly Processing Date, a change in the Death Benefit option will be effective on that date. If the written request is not received on a Monthly Processing Date, or is received on or after the close of trading on a Monthly Processing Date, it will be effective on the next Monthly Processing Date. We reserve the right to charge for a Death Benefit option change, and will deduct any such charges from Invested Assets. (See “Charges and Expenses”). The Cost of Insurance Charge will increase if a change results in a larger net amount at risk. (See “Monthly Policy Charges and Surrender Charge”).

Income Plan Options

Your beneficiary may receive the Life Insurance Benefit as a cash settlement either by electing to receive a lump sum check or by electing the Northwestern Access Fund (an interest-bearing account), if the cash settlement amount meets our criteria. If no affirmative election is made, the beneficiary will receive the Life Insurance Benefit as a lump sum check. If a Northwestern Access Fund account is elected, payment of the

Survivorship Variable Universal Life Prospectus	19

full Life Insurance Benefit is accomplished by the opening of the Northwestern Access Fund account in the name of the beneficiary. Northwestern Access Fund account information, along with a book of drafts (which function much like checks from a checking account at a bank), will be sent to the beneficiary, and the beneficiary will have access to funds in the account simply by writing a draft for all or part of the amount of the Life Insurance Benefit (or other available balance), and depositing or using the draft as desired. When the draft is paid through the bank that administers the account for Northwestern Mutual, the bank will receive the amount the beneficiary requests as a transfer from the Company’s General Account. The Northwestern Access Fund is part of the Company’s General Account. Any interest paid within a Northwestern Access Fund may be taxable, so please consult your tax advisor. The Northwestern Access Fund is not a bank account, and it is not insured by the FDIC or any other government agency. As part of our General Account, the Northwestern Access Fund is backed by the financial strength of the Company, although it is subject to the claims of our creditors. In addition, funds held in the Northwestern Access Fund are guaranteed by State Insurance Guarantee Associations. The Company may make a profit on all amounts held in the Northwestern Access Fund. We may discontinue the Northwestern Access Fund at any time, with or without notice.

Upon the second death, if an Income Plan was not previously elected by an Owner and in lieu of a lump sum payment, your beneficiary may elect to receive his or her share of the Life Insurance Benefit by either of the following fixed Income Plan options. You may also elect to have surrender proceeds paid by either of these options. Payments under a fixed Income Plan option are not affected by the investment performance of the Divisions after the date of surrender or the date of the second death. Payments under fixed Income Plan options will be based on rates declared by the Company on the effective date of the Income Plan. Those rates will not be less than the rates shown in your Policy. The monthly income payment rates applicable to life Income Plans are based on current interest rates (i.e., the rates necessary to provide the minimum level of income provided by the Company’s single premium immediate annuity as of the effective date of the Income Plan), as well as the Company’s expenses and mortality experience. Those rates will not be less than the rates shown in your Policy. The rates shown in your Policy are based on a fixed interest rate described in your Policy, expense load (if any), and industry mortality experience with projected mortality improvements. Please read your Policy for specific details, including the effect of mortality improvement. There is no additional charge for electing an Income Plan option. We may offer additional Income Plans.

•	Single Life Income. We will make monthly payments for the selected certain period. The options for the certain period are zero years (meaning without a certain period), ten years, twenty years or for Policies issued prior to June 10, 2013, a refund period which continues until the sum of the payments that have been made is equal to the amount that was originally applied under the Income Plan. If the payee lives longer than the certain period, payments will continue for his or her life. If the payee dies before the end of the certain period, the balance of the certain period payments will be paid to the Income Plan beneficiaries your beneficiary designates.

•	Joint and Survivor Life Income. We will make monthly payments for a 10-year certain period, and thereafter for as long as either of the individuals upon whose lives income payments are based is living. If both payees die before the end of the certain period, the balance of the certain period payments will be paid to the Income Plan beneficiary or beneficiaries your beneficiary designates.

In general, the monthly payments under a joint and survivor life Income Plan will be lower than, but may be payable for a longer period than, a single life Income Plan.

The Owner may elect an Income Plan for each beneficiary’s share of the Life Insurance Benefit:

•	before the second death; or

•	during the first 60 days after the second death, if the second of the Insureds to die is not the Owner at the time of the second death. An election made during that 60 day period may not be revoked.

Subject to the Owner’s rights, and upon providing any information that we may require, a direct or contingent beneficiary may elect Income Plan for his or her share of the Life Insurance Benefit and/or name his or her own beneficiary for the Income Plan value, if any, remaining on his or her death. If no such Income Plan beneficiary is named, then the Income Plan beneficiary for the remaining value, if any, shall be the estate of the deceased direct or contingent beneficiary. Income Plan beneficiaries may continue to receive payments of the remaining value under the terms of the Income Plan in effect on the death of the direct or contingent beneficiary.

Withdrawal    The remaining value, if any, in an Income Plan may be withdrawn in a lump sum upon the death of all individuals upon whose lives income payments are based. The withdrawal value will be the present value of any unpaid payments for the remaining certain period. The present value will be based on the rate of interest used to determine the amount of the payments.

Limitations    A direct or contingent beneficiary who is a natural person may be paid under a Life Income Plan only if the payments depend on his or her life. A non-natural person may be paid under a Life Income Plan only if payments depend on the life of the Insured’s spouse or the Insured’s dependent.

Payment Frequency    Upon written request, we will make payments once every 3, 6 or 12 months instead of each month.

Increase of Monthly Income    For Policies issued prior to June 10, 2013, a direct or contingent beneficiary may, at the time the Income Plan elected takes effect, increase the amount of the monthly payments under the Income Plan by making an annuity premium payment to the Company. We will apply the net annuity premium to the Income Plan. The net annuity premium is the amount of the annuity premium payment less a charge of not more than 2% and less any premium tax. The net

20	Survivorship Variable Universal Life Prospectus

annuity premium will be applied under the same Income Plan and at the same rates as the proceeds. The Company may limit this net annuity premium to an amount that is equal to the direct or contingent beneficiary’s share of the proceeds payable under this Policy. The Company may accept the annuity premium payment when the Income Plan goes into effect or for a period thereafter in accordance with the Company’s then-current administrative procedures. This option is not available for Policies issued on or after June 10, 2013.

Surrender and Withdrawals of Policy Value

Surrender    You may surrender your Policy for the Cash Surrender Value at any time while either Insured is alive and the Policy is in force. The Cash Surrender Value will change daily in response to the investment performance of the Divisions in which you are invested. We determine the Cash Surrender Value on the date your request for surrender is effective. Requests for surrenders will be effective on the Valuation Date on or next following the date we receive your request in Good Order at our Home Office. Requests before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Valuation Date are deemed to be received and effective on that Valuation Date. If received on or after the close of trading on a Valuation Date, or a day other than a Valuation Date, requests are deemed to be received and effective on the next Valuation Date. If your request is not in Good Order, either we or your Financial Representative will notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements.

We do not guarantee any minimum Cash Surrender Value. We may require you to return your Policy to our Home Office when you request a surrender of the Policy. We will pay surrender proceeds in a lump sum or under an Income Plan option you select. (See “Income Plan Options”). A surrender may have tax consequences. (See “Tax Considerations”).

Withdrawals    Upon written request received at our Home Office at any time while either Insured is alive and the Policy is in force, you may make a withdrawal from your Policy Value, subject to the Company’s right to assess a charge deducted from Invested Assets in an amount up to $25 per withdrawal (currently waived). You may make no more than four withdrawals in a Policy Year. Each withdrawal must be at least $250, and you may not withdraw an amount that would:

•	reduce the Loan Value (net of any applicable service charge) to less than the Policy Debt;

•	reduce the Specified Amount to less than the minimum Specified Amount that the Company would require for issuance of a Policy at the time of withdrawal; or

•	reduce the Cash Surrender Value to less than the sum of three times the most recent Monthly Policy Charge and any applicable service charge.

A withdrawal of Policy Value decreases Invested Assets and may also have tax consequences. (See “Tax Considerations”). A withdrawal may also decrease the Specified Amount used to determine the Death Benefit. Specifically, if the Death Benefit Option A is in effect at the time of withdrawal, the Specified

Amount will be reduced by the excess, if any, of the Specified Amount over the result of (a) minus (b) where:

(a)	is the Death Benefit immediately prior to the withdrawal; and

(b)	is the amount of the withdrawal and applicable service charge.

Written requests for withdrawals will be processed and effective on the Valuation Date on or next following the date we receive your request in Good Order at our Home Office. Requests received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Valuation Date are deemed to be received and effective on that Valuation Date. If received on or after the close of trading on a Valuation Date, or a day other than a Valuation Date, requests are deemed to be received and effective on the next Valuation Date. If your request is not in Good Order, either we or your Financial Representative will notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements. On the Valuation Date on which a withdrawal from the Policy Value is effective, Invested Assets will be reduced by the amount of the withdrawal and any applicable charges. The amount of the withdrawal and any applicable charge will be allocated among the Divisions in proportion to the amount of the Invested Assets in each Division.

Policy Loans

At any time while either Insured is alive and the Policy is in force, you may submit a request for a loan in an amount that, when added to the existing Policy Debt, is not greater than your Loan Value. You may increase the risk that your Policy will lapse (terminate with no value) if you take a loan. A Policy loan or unpaid interest may have tax consequences. (See “Tax Considerations.”) Written requests for loans will be processed and effective on a Valuation Date on or next following the date we receive your request in Good Order at our Home Office. Requests received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Valuation Date are deemed to be received and effective on that Valuation Date. If received on or after the close of trading on a Valuation Date, or a day other than a Valuation Date, requests are deemed to be received and effective on the next Valuation Date. If your request is not in Good Order, either we or your Financial Representative will notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements.

Interest on a Policy loan accrues on a daily basis at an annual effective, fixed rate of interest of 5%, and is included in Policy Debt as it accrues. Loan interest is credited to the borrowed portion of Policy Value at an annual effective, fixed rate of interest of 5%. Interest is due and payable on each Policy Anniversary. If interest is not paid when due, we will add accrued and unpaid interest to the principal loan balance, which consists of outstanding loans and interest added to principal. Policy Debt reduces the Cash Surrender Value and may cause the Policy to lapse. (See “Termination and Reinstatement”).

We will take an amount equal to the loan from the Separate Account Divisions in proportion to the amounts in the

Survivorship Variable Universal Life Prospectus	21

Divisions. Borrowed amounts will not participate in the Separate Account’s investment results while the loan is outstanding. We will also deduct from Invested Assets a Policy Debt Expense Charge on each Monthly Processing Date while there is Policy Debt. The Monthly Policy Debt Expense Charge is included in the Monthly Policy Charge. (See “Charges and Deductions—Monthly Policy Charges and Service Charges”). A Policy loan, even if you repay it, will have a permanent effect on the Policy Value, the Cash Surrender Value, and the Death Benefit because the loan amounts do not participate in the Separate Account’s investment results while the loan is outstanding. We deduct any Policy Debt from the Policy Value upon surrender and from the Life Insurance Benefit payable on the second death.

You may repay a Policy loan, including any accrued interest outstanding, in whole or in part, at any time while either Insured is alive and the Policy is in force. Upon such payment, we will transfer an amount equal to the payment amount from our General Account to the Separate Account Divisions in accordance with the Premium Payment allocation instructions then in effect. We will credit those payments when we receive them in our Home Office. If we receive your payment before the close of trading on the NYSE on a Valuation Date, we will process your payment as of that Valuation Date. If we receive your payment on or after the close of trading on a Valuation Date, or on a day that is not a Valuation Date, we will process your payment as of the next Valuation Date. Loan repayments are not subject to transaction fees.

If there is Policy Debt, payments received at our Home Office will be treated as payments to reduce Policy Debt unless designated as Premium Payments.

Termination and Reinstatement

If the Cash Surrender Value is less than the Monthly Policy Charge on any Monthly Processing Date, your Policy will enter into the Policy Grace Period. At the end of the Policy Grace Period, the Policy will terminate (or lapse) with no value and your life insurance coverage will end, unless you submit a payment to keep the Policy in force. The Policy Grace Period begins on the date that we send you a notice. The notice will indicate the minimum payment amount required to keep the Policy in force and the date by which you must make the payment. Upon receipt of the payment, we will allocate the Net Premium, to the Divisions of the Separate Account, based on your allocation instructions then in effect. We will also deduct any accumulated due and unpaid Monthly Policy Charges from the Invested Assets. Payments received in Good Order at our Home Office before the close of trading (typically 4:00 p.m. Eastern Time) on the NYSE on a Valuation Date are deemed to be received and credited on that Valuation Date. If they are received after the close of trading on a Valuation Date, or on a day other than a Valuation Date, they are deemed to be received and credited on the next Valuation Date. If your payment is not in Good Order, either we or your Financial Representative will notify you in writing, by telephone or by email in an effort to conform your payment to our then-current requirements. If the second death occurs during the Policy Grace Period, we will deduct any Monthly Policy Charges due and unpaid from the Life Insurance Benefit.

After your Policy has terminated, you may reinstate it within three years (or longer if required under state law) following the termination date, subject to our approval and satisfaction of our underwriting requirements. The Policy may not be reinstated if either of the Insureds dies after the end of the Policy Grace Period. To reinstate the Policy, you must make a payment equal to the amount that will cover all monthly charges that were due and unpaid before the end of the Policy Grace Period and three times the monthly charges due on the effective date of the reinstatement. If we approve the Application for reinstatement, and the Application was received in Good Order at our Home Office before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Monthly Processing Date, the effective date of the reinstated Policy will be that date. If the Application is not received on a Monthly Processing Date, or was received on or after the close of trading on the NYSE on a Monthly Processing Date, the reinstated Policy will be effective on the next Monthly Processing Date. If your request is not in Good Order, either we or your Financial Representative will notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements. Any Policy Debt that was outstanding when the Policy terminated will also be reinstated.

On the effective date of the reinstatement, the Policy Value will be equal to the sum of:

•	the Net Premium paid upon reinstatement (plus applicable interest credited by the Company, if any); and

•	any Policy Debt on the termination date;

minus the sum of:

•	all Monthly Policy Charges due and unpaid prior to the expiration of the Policy Grace Period; and

•	the Monthly Policy Charge due on the reinstatement effective date.

Upon reinstatement, your Policy Date will not change. Therefore, fees and charges that vary be Policy year will take into account the period of time your Policy was terminated. If a surrender charge was assessed at the time of lapse, the Policy Value when a Policy is reinstated will include a credit for such surrender charge. The same surrender charge schedule in your Policy will apply upon reinstatement.

On the later of the effective date of the reinstatement or the date we approve the Application for reinstatement, we will allocate the Policy Value less any Policy Debt among the Separate Account Divisions based on the allocation instructions then in effect, if such date is a Valuation Date. If such date is not a Valuation Date, then we will allocate this amount on the next Valuation Date.

For a discussion of the tax effects associated with termination and reinstatement of a Policy, see “Tax Considerations.”

Reinvestments after Surrender or Withdrawal

While Owners have no right to reinvestment after a surrender or withdrawal, we may, at our sole discretion, permit such reinvestments as described in this paragraph. In special limited circumstances, we may allow payments into the Policy in the

22	Survivorship Variable Universal Life Prospectus

form of returned surrender or withdrawal proceeds in connection with a request to void a surrender or withdrawal if the request is received by the Company within a reasonable time after the surrender or withdrawal proceeds are mailed. These payments may be processed with a refund of any surrender charge or withdrawal fee previously assessed at the time of surrender or withdrawal and without a sales load. The period for which we will accept requests for the return of surrender or withdrawal proceeds may vary in accordance with our administrative procedures.

Returned withdrawal proceeds will be reinvested at the unit value for each Division next determined after our receipt of the reinvestment request in Good Order at our Home Office. Requests received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Valuation Date are deemed to be received and effective on that Valuation Date. If received on or after the close of trading on a Valuation Date, or a day other than a Valuation Date, requests are deemed to be received and effective on the next Valuation Date. If your request is not in Good Order, either we or your Financial Representative will notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements. Proceeds will be allocated to the Divisions from which the withdrawal was made in the same proportion as the withdrawal.

We will reinvest surrender proceeds only after our receipt of the reinvestment request in Good Order at our Home Office. Requests received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Monthly Processing Date are deemed to be received and effective on that date. If the request is not received on a Monthly Processing Date, or was received on or after the close of trading on the NYSE on a Monthly Processing Date, the reinvestment will be effective on the next Monthly Processing Date. If your request is not in Good Order, either we or your Financial Representative will notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements. We will allocate the returned surrender proceeds (plus applicable interest credited by the Company, if any) to the Divisions from which the surrender was made in the same proportion as the surrender.

Depending on the Insureds’ underwriting classification, we may not accept the reinvestment or we may accept the reinvestment with different charges and expenses under the Policy. We may refuse to process reinvestments where it is not administratively feasible. Decisions regarding requests for reinvestment will take into consideration differences in costs and services and will not be unfairly discriminatory. Policies with reinvested surrender or withdrawal proceeds will have the same Death Benefit, Policy Value and surrender charge schedule as if the proceeds had not been surrendered or withdrawn, except that values will reflect the fact that amounts were not invested in the Separate Account during the period of time the surrender or withdrawal proceeds were not in the Policy as well as any changes in charges and expenses due to a change in underwriting classification. We will make any necessary adjustment for any Policy Debt or the debt may be reinstated.

Other Policy Transactions

Transfers    Subject to the limitations on short-term and excessive trading discussed below, you may transfer between and among the Divisions of the Separate Account so long as you are invested in no more than 30 Divisions at a time. Transfer requests will be effective on the Valuation Date on or next following the date we receive your request in Good Order at our Home Office. Requests received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Valuation Date are deemed to be received and effective on that Valuation Date. If received on or after the close of trading on a Valuation Date, or a day other than a Valuation Date, requests are deemed to be received and effective on the next Valuation Date. If your request is not in Good Order, either we or your Financial Representative will notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements.

In order to take full advantage of these features, you should carefully consider, on a continuing basis, which investment options are best suited to your long-term investment needs. Although no fee is currently charged, we reserve the right where allowed by state law to charge a transfer fee of $25. We would deduct this charge from each Division in proportion to the amounts in each Division after the transfer. See “Charges and Deductions” for more information. In addition, certain Portfolios in which the Divisions invest may impose redemption fees. These fees are described in the Portfolios’ prospectuses. Where allowed by state law, the Company reserves the right to impose a minimum and/or maximum size on transfer amounts. Your Financial Representative may provide us with instructions on your behalf involving the transfer of Invested Assets among available Divisions, subject to our rules and requirements, including the restrictions on short-term and excessive trading discussed below.

You may request transfers in writing (including via facsimile or, under limited circumstances, by email). You may also submit transfer instructions via the Internet at www.northwesternmutual.com in accordance with our then-current Internet procedures provided you have properly authorized us to accept Electronic Instructions in advance of your request. For more information see “Owner Inquiries.” Please note that we are not required to accept Electronic Instructions and we will not be responsible for losses resulting from transactions based on unauthorized Electronic Instructions, provided we follow procedures reasonably designed to verify the authenticity of Electronic Instructions. We reserve the right to limit, modify, suspend or terminate the ability to make transfers via Electronic Instructions. Currently we do not accept requests by telephone.

Short-Term and Excessive Trading    Short-term and excessive trading (sometimes referred to as “market timing”) may present risks to a Portfolio’s long-term investors, such as Owners and other persons who may have material rights under the Policy (e.g., beneficiaries), because it can, among other things, disrupt Portfolio investment strategies, increase Portfolio transaction and administrative costs, require higher than normal levels of cash reserves to fund unusually large or unexpected redemptions, and adversely affect investment performance. These risks may be greater for Portfolios that invest in securities that may be more vulnerable to arbitrage trading, including foreign securities and thinly traded securities, such as small cap stocks and non-investment grade bonds. These types of trading activities also may dilute the value of long-term investors’

Survivorship Variable Universal Life Prospectus	23

interests in a Portfolio if it calculates its net asset value using closing prices that are no longer accurate. Accordingly, we discourage market timing activities.

To deter short-term and excessive trading, we have adopted and implemented policies and procedures which are designed to control abusive trading practices. We seek to apply these policies and procedures uniformly to all Owners, except to the extent we are prevented from doing so under applicable state or federal law or regulation. Any exceptions must be either expressly permitted by our policies and procedures or subject to an approval process described in them. Because exceptions are permitted, it is possible that investors may be treated differently and, as a result, some may be allowed to engage in trading activity that might be viewed as market timing.

Among the steps we have taken to reduce the frequency and effect of these practices are monitoring trading activity and imposing trading restrictions, including the prohibition of more than twelve transfers among Divisions under a single Policy during a Policy Year. Multiple transfers with the same effective date made by the same Owner will be counted as a single transfer for purposes of applying the twelve transfer limitation. Further, an investor who is identified as having made a transfer in and out of the same Division, excluding the Money Market Division, (“round trip transfer”) in an amount in excess of $10,000 within fourteen calendar days will be restricted from making additional transfers after making two more such round trip transfers within any Policy Year, including the year in which the first such round trip transfer was made. The restriction will last until the next Policy Anniversary and the Policy Owner will be sent a letter informing him or her of the restriction. An Owner who is identified as having made one round trip transfer within thirty calendar days aggregating more than one percent (1%) of the total assets of the Portfolio underlying a Division, excluding the Money Market Division and the Divisions corresponding to the Portfolios of the Russell Investment Funds LifePoints® Variable Target Portfolio Series, will be restricted from making additional transfers after making one more such round trip transfers within any Policy Year, including the year in which the first such round trip transfer was made. The restriction will last until the next Policy Anniversary and the Policy Owner will be sent a letter informing him or her of the restriction. These limitations do not apply to automatic asset transfers, scheduled or systematic transactions involving portfolio rebalancing, dollar cost averaging, initial allocations or changes in future allocations. Once a Policy is restricted, we will allow one additional transfer into the Money Market Division until the next Policy Anniversary. Additionally, in accordance with our procedures, we may modify some of these limitations to allow for transfers that would not count against the total transfer limit but only as necessary to alleviate any potential hardships to Owners (e.g., in situations involving a substitution of an underlying fund).

Policies such as yours (or other Policies supported by the Separate Account) may be purchased by a corporation or other entity as a means to informally fund the liabilities created by the entity’s employee benefit or similar plan. These Policies may be aggregately managed to match liabilities under such plans. Policies sold under these circumstances may be subject to special transfer restrictions. Namely, transactions involving portfolio rebalancing programs may be exempt from the twelve transfers per Policy year limitation where: (1) the purpose of the portfolio rebalancing program is to match the Policy to the entity’s employee benefit or similar plan; (2) the portfolio rebalancing program adequately protects against short-term or excessive trading; and (3) the portfolio rebalancing program is managed by a third party administrator that meets our requirements. We reserve the right to monitor or limit transactions involving portfolio rebalancing programs where we believe such transactions may be potentially harmful to a Portfolio.

We may change these policies and procedures from time to time in our sole discretion without notice; provided, however, Owners will be given advance, written notice if the policies and procedures are revised to accommodate market timing. Additionally, the Funds may have their own policies and procedures described in their prospectuses that are designed to limit or restrict frequent trading. Such policies may be different from our policies and procedures, and may be more or less restrictive. As the Funds may accept purchase payments from other investors, including other insurance company separate accounts on behalf of their variable product customers and retirement plans, we cannot guarantee that the Funds will not be harmed by any abusive market timing activity relating to the retirement plans and/or other insurance companies that may invest in the Funds. The Funds’ policies and procedures may provide for the imposition of a redemption fee and may require us to provide transaction information to the Fund (including an Owner’s tax identification number) and to restrict or prohibit transfers and other transactions that involve the purchase of shares of a Portfolio. In the event a Fund instructs us to restrict or prohibit transfers or other transactions involving shares of a Portfolio, you may not be able to make additional purchases in a Division until the restriction or prohibition ends. If you submit a request that includes a purchase or transfer into such a restricted Division, we will consider the request “not in Good Order” and it will not be processed. You may, however, submit a new transfer request.

If we believe your trading activity is in violation of, or inconsistent with, our policies and procedures or otherwise is potentially disruptive to the interests of other investors, you may be asked to stop such activities and future investments, and allocations or transfers by you may be rejected without notice. Because we retain discretion to determine what action is appropriate in a given situation, investors may be treated differently and some may be allowed to engage in activities that might be viewed as market timing.

We intend to monitor events and the effectiveness of our policies and procedures in order to identify whether instances of potentially abusive trading practices are occurring. However, we may not be able to identify all instances of abusive trading practices, nor completely eliminate the possibility of such activities, and there may be technological limitations on our ability to impose restrictions on the trading practices of Owners.

24	Survivorship Variable Universal Life Prospectus

Dollar-Cost Averaging    You may elect to participate in a dollar cost averaging (“DCA”) program by making an election in the Application or by completing an election form and sending it to our Home Office. There is no additional charge for DCA. Under our DCA program, while the Policy is in force you may authorize us to transfer monthly a fixed dollar amount or fractional amount from the Money Market Division to other Divisions. The transfers continue until you instruct us otherwise, or until the amount in the Money Market Division is exhausted. Your request to participate in this program is effective when we receive your completed Application or election form at our Home Office. You may elect to increase or decrease the amount of transfer payments under our DCA program. We may modify, suspend, or discontinue the DCA program at any time. Allocations to the Division investing the Commodities Return Strategy Portfolio of the Series Fund (the “Commodities Portfolio”) on the date of the Substitution will be reallocated to the Division investing in the Commodity Return Strategy Portfolio, a portfolio of Credit Suisse Trust (the “Credit Suisse Commodity Portfolio”). The Credit Suisse Commodity Portfolio is not currently available as an investment option in the Policy and will only be available as of the date of the Substitution following SEC approval. See “The Substitution” below for more information. After the date of the Substitution, elections to participate in the DCA program involving the Division investing in the Commodities Portfolio may be deemed not in Good Order and either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your request. In such cases we may require an updated form be submitted in order to process your request.

DCA does not ensure a profit or protect against loss in a declining market. Carefully consider your willingness to continue Premium Payments during periods of both low and high prices.

Portfolio Rebalancing    Over time, portfolio rebalancing helps you maintain your allocations among the Divisions you have chosen. If you elect portfolio rebalancing, your Invested Assets are periodically rebalanced in accordance with our procedures, to return your allocation to the percentages you specify. Portfolio rebalancing may reduce the amount of Invested Assets allocated to better performing Divisions.

You may choose to rebalance monthly, quarterly, semi-annually or annually. We do not charge a transfer fee for portfolio rebalancing. You may elect portfolio rebalancing by making an election in the Application. You may also elect portfolio rebalancing and modify or terminate your election at any time by submitting a written request to our Home Office. If you have elected portfolio rebalancing to the Division investing in the Commodities Portfolio as of the date of the Substitution, we will replace that portion of your election with the Division investing in the Credit Suisse Commodity Portfolio. The Credit Suisse Commodity Portfolio is not currently available as an investment option in the Policy and will only be available as of the date of the Substitution following SEC approval. See “The Substitution” for more information. After the date of the Substitution, elections for portfolio rebalancing involving the Division investing in the Commodities Portfolio may be deemed not in Good Order and either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your request. If you make transfers through our website, your portfolio rebalancing will end and you will need to make a new election if you want portfolio rebalancing to continue. We may modify, limit, suspend, or discontinue this feature at any time. In such cases we may require an updated form be submitted in order to process your request.

Allocation Models    Allocation models may be offered. Each model is comprised of a combination of Portfolios representing various asset classes. The models are static or fixed allocation models that do not change. We do not provide investment advice regarding whether a model should be revised or whether it remains appropriate to invest in accordance with any particular model due to performance, a change in your investment needs or for other reasons. There will be no automatic rebalancing to these models unless you chose the automatic rebalancing option. Please note that investment according to an allocation model may result in an increase in assets allocated to Portfolios managed by an affiliated investment adviser, and therefore a corresponding increase in Portfolio management fees collected by such adviser. We reserve the right to modify, suspend, or terminate any asset allocation models at any time without affecting your current allocation, except with respect to the Substitution (see “The Substitution” below).

The Substitution    Northwestern Mutual and the Separate Account have requested the approval of the SEC to remove the Commodities Portfolio as an investment option under your Policy. Following the receipt of the SEC’s approval, we will set a date to automatically transfer any amounts you have in the Division investing in the Commodities Portfolio to the Division investing in the Credit Suisse Commodity Portfolio, as part of a transaction referred to as the “Substitution.” Allocations to the Commodities Portfolio through preexisting dollar-cost averaging programs, portfolio rebalancing elections, asset allocation models or other automatic transfers or scheduled or systematic transactions will be replaced with the Credit Suisse Commodity Portfolio. Once the date of the Substitution has been determined, we will provide you with written notice notifying you of the date. You will receive a prospectus or summary prospectus for the Credit Suisse Commodity Portfolio before the date of the Substitution. The Credit Suisse Commodity Portfolio is not currently available as an investment option in the Policy and will only be available as of the date of the Substitution following SEC approval. If the SEC does not approve the Substitution, the Company will assess its options and consider other alternatives, including but not limited to (i) pursuing another substitution of a different portfolio with comparable investment objectives or a money market portfolio or (ii) making other changes in response to actions of the Commodities Portfolio, such as closing the Portfolio to new investments or changing its investment objectives and strategies via a proxy vote where required (see “Voting Rights”).

Survivorship Variable Universal Life Prospectus	25

If we receive approval from the SEC, as of the date of the Substitution, the Commodities Portfolio will cease to be available under your Policy. The Substitution will not result in a change in your Policy Value or death benefit, though the number of Units you receive in the Credit Suisse Commodity Portfolio may be different from the number of Units you held in the Commodities Portfolio. You will not incur any fees or charges as a result of the Substitution, nor will your rights or our obligations under the Policy be altered. We or our affiliates will bear all expenses incurred in connection with the Substitution.

Except as noted below, you may continue to transfer amounts from the Division investing in the Commodities Portfolio to other Divisions until the date of the Substitution. The first transfer made from the Commodities Portfolio between May 1, 2013 and the Substitution will be free of charge and will not count toward your limit on transfers as part of our policies and procedures on short-term and excessive trading (see “Short-term and Excessive Trading”). For those Policy Owners with amounts in the Commodities Portfolio that were substituted to the Credit Suisse Commodity Portfolio on the date of the Substitution, we will not charge a fee for the first transfer out of the Credit Suisse Commodity Portfolio for 30 days after the Substitution and any such transfer will not count toward your limit on transfers as part our policies on short-term and excessive trading. Within five days after the Substitution, we will forward Policy Owners affected by the Substitution a written notice informing them of the details regarding the Substitution.

In addition to closing the Division investing in the Commodities Portfolio in response to the Portfolio’s decision to close the Portfolio to new investments irrespective of the Substitution (see “The Funds” section of the prospectus for more information regarding investments by a Division in a particular Portfolio), while it is not our present intention, in conjunction with the Substitution and the liquidation of the assets of the Commodities Portfolio in anticipation of the Substitution and in order to minimize any effect on the Portfolio’s ability to meet the Separate Account’s redemption request or transfer of assets to the Credit Suisse Commodity Portfolio as part of the Substitution transaction, we may also close the Commodities Portfolio and/or the Division investing in the Commodities Portfolio and not accept additional payments. In the case of a Portfolio closure, allocations or transfers to the Commodities Portfolio on or after the date of the close will be deemed not in Good Order and either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your request. You will be given sufficient advance notice of any intent to close the Commodities Portfolio.

Charges and Deductions

Premium Expense Charges    We deduct a charge from each Premium Payment for state premium taxes and a portion of our federal corporate income taxes attributable to policy acquisition expenses. Premium taxes vary from state to state and currently range from 0.0% to 3.5% of life insurance premiums. The tax rate for a particular state may be lower, higher, or equal to the 2.00% deduction, although we charge 2.00% regardless of the state in which you live. We reserve the right to deduct a higher or lower amount or percentage from Premium Payments in the future to cover these taxes. The amount deducted may be more or less than the percentage charged by your state of residence.

Due to a federal tax law change under OBRA, insurance companies are generally required to capitalize and amortize certain acquisition expenses rather than currently deduct such expenses. Due to this capitalization and amortization, the corporate income tax burden on insurance companies has been affected. We currently make a charge of 1.00% against each Premium Payment to compensate us for the additional corporate tax burden. We believe that this charge does not exceed a reasonable estimate of an increase in our federal income taxes resulting from a change in the Internal Revenue Code relating to deferred acquisition costs. The total amount of the current charges attributable to state premium taxes and other premium expense charges is 3.00% of each Premium Payment. Tax charges may increase to reflect changes in tax laws.

We deduct a charge, or sales load, of 6.4% for sales costs from premiums paid, up to the Target Premium in Policy Years 1-10 and 2.4% of Premium Payments, up to the Target Premium, in all Policy Years thereafter. For all Policy Years, there is a 2.4% charge on all Premium Payments in excess of the Target Premium.

We expect to recover our expenses of selling and advertising (“distribution expenses”) from this amount, over the period while the Policies are in force, and from the Deferred Sales charges and surrender charges described below. The amounts we deduct for distribution expenses in a Policy Year are not specifically related to distribution expenses incurred that year. To the extent that distribution expenses exceed the amounts deducted, we will pay the expenses from our other assets. These assets may include, among other things, any gain realized from the monthly charge against the Invested Assets for the mortality and expense risks we have assumed. (See “Monthly Policy Charges and Service Charges.”) To the extent that the amounts deducted for distribution expenses exceed the amounts needed, we will realize a gain.

Monthly Policy Charges and Service Charges

SECTION 1 – Monthly Policy Charges and Service Charges applicable to Policies purchased after December 31, 2012 or Policies purchased prior to January 1, 2013 that have passed their 2013 Policy Anniversary.

For Policies purchased prior to January 1, 2013 that have not passed their 2013 Policy Anniversary, see Section 2 below. Section 1 Monthly Policy Charges and Service Charges will apply once a Policy passes its 2013 Policy Anniversary.

We deduct a Monthly Policy Charge from Invested Assets on each Monthly Processing Date. The Monthly Policy Charge includes 1) the Monthly Cost of Insurance Charge, 2) the

26	Survivorship Variable Universal Life Prospectus

Monthly Mortality and Expense Risk Charge—Invested Assets Component, 3) the Monthly Mortality and Expense Risk Charge—Specified Amount Component, 4) the Monthly Administrative Charge, 5) the Monthly Underwriting and Issue Charge, 6) the Monthly Deferred Sales Charge, and, if applicable, 7) the Monthly Policy Debt Expense Charge. These components of the Monthly Policy Charge are described in the following paragraphs.

•	Monthly Cost of Insurance Charge. We determine the amount by multiplying the net amount at risk by the cost of insurance rate, which is based on factors including but not limited to the Issue Age, sex, and underwriting classifications of the Insured persons as well as the Policy date and Policy Year. The net amount at risk is the difference between the Death Benefit and the Policy Value. The net amount at risk will be affected by investment performance, the amount and timing of Premium Payments, and the charges and expenses for the Policy. The maximum costs of insurance rates are included in the Policy schedule pages. All things being equal, higher Issue Ages and/or worse underwriting classifications will result in higher cost of insurance rates, and men will pay higher rates than women. In addition, cost of insurance rates will generally increase each Policy Year. The Cost of Insurance Charge covers the cost of mortality and some expenses. Our revenues attributable to this charge may exceed our mortality and expense costs covered by this charge, in which case we may realize a gain.

•	Monthly Mortality and Expense Risk Charge—Invested Assets Component. The maximum amount of the charge deducted is equal to an annual rate of 0.90% (0.075% monthly rate) of Invested Assets. Currently the charge is equal to an annual rate of 0.00% (0.00000% monthly rate) of Invested Assets in all Policy Years. The mortality risk is the risk that Insureds may not live as long as we estimated. The expense risk includes the risk that expenses of issuing and administering the Policies may exceed the estimated costs. Our revenues attributable to this charge may exceed our mortality and expense costs covered by this charge, in which case we may realize a gain.

•	Monthly Mortality and Expense Risk Charge—Specified Amount Component. The Specified Amount Component is based on the Initial Specified Amount and the Issue Ages of the Insureds, and applies during the first ten Policy Years. The range on an annual basis is from $0.04 ($0.00333 monthly) per $1,000 of Initial Specified Amount if both Insureds are Issue Age 25 or younger, up to $1.72 ($0.14333 monthly) per $1,000 of Initial Specified Amount if both Insureds are Issue Age 75 or older. A table of rates and an example are included in Appendix A. The mortality risk is the risk that Insureds may not live as long as we estimated. The expense risk includes the risk that expenses of issuing and administering the Policies may exceed the estimated costs. Our revenues attributable to this charge may exceed our mortality and expense costs covered by this charge, in which case we may realize a gain.
•	Monthly Administrative Charge. This charge is for administrative expenses, including costs of Premium Payment collection, processing claims, keeping records and communicating with Owners. Currently this charge is $6.42, with a maximum of $7.50.

•	Monthly Underwriting and Issue Charge. This charge applies during the first ten Policy Years and is based on the Initial Specified Amount and the underwriting classification of the Insureds. The monthly charge ranges from $0.015 to $0.035 per $1,000 of Initial Specified Amount, with a maximum monthly charge of $75 to $175 depending on underwriting classification.

•	Monthly Deferred Sales Charge. This charge for sales expenses is deducted during the first ten Policy Years. During the first Policy Year, the charge on each Monthly Processing Date is a percent of cumulative premiums paid through that date (up to the Target Premium). The charge applied during Policy Years two through ten is based on the cumulative premiums paid in the first Policy Year (up to the Target Premium).

•	Monthly Policy Debt Expense Charge. This charge is deducted for the expenses and taxes associated with the Policy Debt, if any. The maximum amount of the charge is equal to an annual rate of 2.0% (0.16667% monthly rate) of Policy Debt. Currently the charge when the younger Insured is (or would be, if alive) Attained Age 99 and below is equal to an annual rate of 0.90% (0.075% monthly rate) of Policy Debt for Policy Years one through ten and 0.35% (0.02917% monthly rate) of Policy Debt for Policy Years 11 and thereafter. The current charge when the younger Insured is (or would be, if alive) Attained Age 100 and above is 0.00% annually of Policy Debt. This charge is in addition to the interest charged on any Policy Loan and is deducted from Invested Assets.

Please see “Transaction Fees” for more information about fees and expenses applicable to your Policy.

SECTION 2 – Monthly Policy Charges and Service Charges applicable to Policies purchased prior to January 1, 2013 that have not passed their 2013 Policy Anniversary.

For Policies purchased after December 31, 2012 or Policies purchased prior to January 1, 2013 that have passed their 2013 Policy Anniversary, see Section 1 above. Section 1 Monthly Policy Charges and Service Charges will apply once a Policy passes its 2013 Policy Anniversary.

We deduct a Monthly Policy Charge from Invested Assets on each Monthly Processing Date. The Monthly Policy Charge includes 1) the Monthly Cost of Insurance Charge, 2) the Monthly Mortality and Expense Risk Charge—Invested Assets Component, 3) the Monthly Mortality and Expense Risk Charge—Specified Amount Component, 4) the Monthly Administrative Charge, 5) the Monthly Underwriting and Issue Charge, 6) the Monthly Deferred Sales Charge, and, if applicable, 7) the Monthly Policy Debt Expense Charge.

Survivorship Variable Universal Life Prospectus	27

These components of the Monthly Policy Charge are described in the following paragraphs.

•	Monthly Cost of Insurance Charge. We determine the amount by multiplying the net amount at risk by the cost of insurance rate, which is based on factors including but not limited to the Issue Age, sex, and underwriting classifications of the Insured persons as well as the Policy date and Policy Year. The net amount at risk is the difference between the Death Benefit and the Policy Value. The net amount at risk will be affected by investment performance, the amount and timing of Premium Payments, and the charges and expenses for the Policy. The maximum costs of insurance rates are included in the Policy schedule pages. All things being equal, higher Issue Ages and/or worse underwriting classifications will result in higher cost of insurance rates, and men will pay higher rates than women. In addition, cost of insurance rates will generally increase each Policy Year. The Cost of Insurance Charge covers the cost of mortality and some expenses. Our revenues attributable to this charge may exceed our mortality and expense costs covered by this charge, in which case we may realize a gain.

•	Monthly Mortality and Expense Risk Charge—Invested Assets Component. The maximum amount of the charge deducted is equal to an annual rate of 0.90% (0.075% monthly rate) of Invested Assets. Currently the charge is equal to an annual rate of 0.10% (0.00833% monthly rate) of Invested Assets in policy years 1-20 and 0.05% (0.00417% monthly rate) of Invested Assets in policy years 21 and later. The mortality risk is the risk that Insureds may not live as long as we estimated. The expense risk includes the risk that expenses of issuing and administering the Policies may exceed the estimated costs. Our revenues attributable to this charge may exceed our mortality and expense costs covered by this charge, in which case we may realize a gain.

•	Monthly Mortality and Expense Risk Charge—Specified Amount Component. The Specified Amount Component is based on the Initial Specified Amount and the Issue Ages of the Insureds, and applies during the first ten Policy Years. The range on an annual basis is from $0.04 ($0.00333 monthly) per $1,000 of Initial Specified Amount if both Insureds are Issue Age 25 or younger, up to $1.72 ($0.14333 monthly) per $1,000 of Initial Specified Amount if both Insureds are Issue Age 75 or older. A table of rates and an example are included in Appendix A. The mortality risk is the risk that Insureds may not live as long as we estimated. The expense risk includes the risk that expenses of issuing and administering the Policies may exceed the estimated costs. Our revenues attributable to this charge may exceed our mortality and expense costs covered by this charge, in which case we may realize a gain.

•	Monthly Administrative Charge. This charge is for administrative expenses, including costs of Premium Payment collection, processing claims, keeping records and communicating with Owners. Currently this charge is $6.42, with a maximum of $7.50.

•	Monthly Underwriting and Issue Charge. This charge applies during the first ten Policy Years and is based on the Initial Specified Amount and the underwriting classification of the Insureds. The monthly charge ranges from $0.015 to $0.035 per $1,000 of Initial Specified Amount, with a maximum monthly charge of $75 to $175 depending on underwriting classification.

•	Monthly Deferred Sales Charge. This charge for sales expenses is deducted during the first ten Policy Years. During the first Policy Year, the charge on each Monthly Processing Date is a percent of cumulative premiums paid through that date (up to the Target Premium). The charge applied during Policy Years two through ten is based on the cumulative premiums paid in the first Policy Year (up to the Target Premium).

•	Monthly Policy Debt Expense Charge. This charge is deducted for the expenses and taxes associated with the Policy Debt, if any. The maximum amount of the charge is equal to an annual rate of 2.0% (0.16667% monthly rate) of Policy Debt. Currently the charge when the younger Insured is (or would be, if alive) Attained Age 99 and below is equal to an annual rate of 0.90% (0.075% monthly rate) of Policy Debt for Policy Years one through ten and 0.35% (0.02917% monthly rate) of Policy Debt for Policy Years 11 and thereafter. The current charge when the younger Insured is (or would be, if alive) Attained Age 100 and above is 0.00% annually of Policy Debt. This charge is in addition to the interest charged on any Policy Loan and is deducted from Invested Assets.

Transaction Fees

We also charge certain transaction fees or service charges to be deducted from the Invested Assets on the dates on which transactions take place. These service charges are $25 per change if more than one change occurs in Specified Amount in a Policy Year, $25 per withdrawal, $25 per transfer of assets among the Divisions of the Separate Account, and $25 per change of the Death Benefit option. Currently we waive all of these fees.

You may have the option of receiving funds via wire transfer or priority mail. Currently, a fee of $25 is charged for wire transfers (up to $50 for international wires) and a $15 fee (up to $45 for next day, a.m. delivery) for priority mail. These fees are to cover our administrative costs or other expenses. We may discontinue the availability of these options at any time, with or without notice.

We will apportion deductions from Invested Assets among the Divisions of the Separate Account in proportion to the amounts invested in the Divisions. Unless prohibited by your state, you may elect to have monthly charges deducted from one Division. We reserve the right to determine which Divisions are available for this election. Currently, the Money Market Division is available for this election. If the amount in the specified Division is not sufficient to pay these charges,

28	Survivorship Variable Universal Life Prospectus

the remainder of these charges is deducted from each Division in proportion to the amounts invested in the Divisions.

A surrender charge will be deducted from Invested Assets during the first ten Policy Years if the Policy is surrendered. The surrender charge during the first Policy Year is 50% of the Premium Payments paid up to the Target Premium. After the first Policy Year, the surrender charge grades down monthly in Policy Years two through ten to zero.

The value of the net assets of each Division reflects the management fees and other expenses incurred by the corresponding Portfolio in which the Division invests. For further information, consult the Portfolios’ prospectuses and the Annual Portfolio Operating Expenses table included in the Fee Table of this prospectus.

Other Policy Provisions

Naming a Beneficiary    You must name a beneficiary on your Application at the time you apply for your Policy, but you may change the beneficiary before the second death and during the first 60 days after the second death if you are not the second of the Insureds to die. Naming or changing a beneficiary will be made after receipt of your written request in our Home Office, effective as of the date you sign your request. Any beneficiary change terminates all rights under previous beneficiary designations. We will not be responsible for any payment or other action we take with respect to your Policy before we receive your written request, and we may require the Policy to be sent to us for endorsement to reflect the beneficiary change.

Incontestability    For Policies issued prior to June 10, 2013, we will not contest a Policy after it has been in force during the lifetime of at least one of the Insureds for two years from the Date of Issue or the date of reinstatement (or earlier, as required by state law). We will not contest a change to the Policy that was subject to insurability requirements after the change has been in force during the lifetime of at least one of the Insureds for two years from the date of the change.

For Policies issued on or after June 10, 2013, we will not contest a Policy after it has been in force during the lifetime of at least one of the Insureds for two years from the Date of Issue or the date of reinstatement (or earlier, as required by state law) except in cases of fraudulent misstatement. We will not contest a change (including an increase in the amount of insurance) to the Policy that was subject to insurability requirements after the change has been in force during the lifetime of at least one of the Insureds for two years from the date of the change except in cases of fraudulent misstatement. In cases of fraudulent misstatement the Company may rescind the Policy as allowed by your state of issue.

Suicide    If either Insured dies by suicide within one year from the Date of Issue (or earlier as required by state law), the amount payable under the Policy will be limited to the Premium Payments, less the amount of any Policy Debt and withdrawals. If either Insured dies by suicide within one year of the date of issuance (or earlier as required by state law) of an increase in the amount of insurance, which was subject to insurability requirements, the amount payable with respect to the increase will be limited to the amounts charged for the cost of insurance and other expenses attributable to the increase. The amount payable may be different in your state. In certain states, the surviving Insured may have the ability to continue with a single life Policy so long as the surviving Insured is insurable.

Misstatement of Age or Sex    If the age or sex of either Insured has been misstated, the Policy will be modified by recalculating all values and benefits based on the correct age and sex of the Insureds.

Policy Split Right    The Policy permits the Owner to exchange the Policy for two policies, one on the life of each Insured, without evidence of insurability, if there are certain changes in the federal estate tax law. (See “Tax Considerations—Policy Split Right”). The exchange must be made while both Insureds are alive and the written request must be received at our Home Office no more than 180 days after the change in federal tax law is enacted. The amount of the Death Benefit of each new Policy will be one-half the amount of the Policy.

Collateral Assignment    You may assign a Policy as collateral security. We are not responsible for the validity or effect of a collateral assignment and we will not be deemed to know of an assignment before receipt of the assignment in writing at our Home Office. The interests of any beneficiary will be subject to any collateral assignment made either before or after any beneficiary is named. The collateral assignee is not an Owner. A collateral assignment is not a transfer of ownership. (See “Ownership Rights”).

Deferral of Determination and Payment    We will ordinarily pay Policy Benefits (i.e., Policy loans, Cash Surrender Value, and withdrawals) within seven days after we receive all required documents at our Home Office. However, we may defer determination and payment of benefits if:

•	the NYSE is closed, other than customary weekend and holiday closings, or trading on the NYSE is restricted as determined by the SEC; or

•	the SEC permits, by an order, the postponement of any payment for the protection of Owners; or

•	the SEC determines that an emergency exists that would make the disposal of securities held in the Separate Account or the determination of their value not reasonably practicable; or

•	such suspension or postponement is otherwise permitted by the 1940 Act.

If, under SEC rules, the Money Market Portfolio suspends payments of redemption proceeds in connection with a liquidation of the Portfolio, we will delay payment of any transfer, partial surrender, surrender, death benefit from the Money Market Division until the Portfolio is liquidated.

If you have submitted a check or draft to our Home Office, we have the right to defer payment of Life Insurance Benefit, surrender, withdrawal, loan, or Income Plan proceeds until the check or draft has been honored.

Survivorship Variable Universal Life Prospectus	29

If mandated under applicable law, we may be required to freeze an Owner’s Policy Value and thereby refuse to pay any requests for transfer, withdrawal, surrender, loan, or Life Insurance Benefit, until instructions are received from the appropriate regulatory or other lawful authority. We may also be required to provide additional information about you, your Policy, and your trading activities to government regulators.

Dividends    This Policy is eligible to share in the divisible surplus, if any, of the Company. Each year we determine, in our sole discretion, the amount and appropriate allocation of divisible surplus. Divisible surplus allocated to your Policy is referred to as a “dividend.” The Policy’s share, if any, will be credited as a dividend on the Policy Anniversary. There is no guaranteed method or formula for the determination or allocation of divisible surplus. The Company’s approach is subject to change. There is no guarantee of a divisible surplus. Even if there is a divisible surplus, the payment of a dividend on the Policy is not guaranteed. It is not expected that any dividends will be payable on the Policy.

We will credit annual dividends, if any, in cash or you may use them to increase the Policy Value. If you do not provide direction as to the use of dividends, we will use them to increase the Policy Value. Dividends used to increase the Policy Value will be allocated to the Divisions of the Separate Account according to the allocation of Net Premiums then in effect.

Voting Rights

As long as the Separate Account continues to be registered as a unit investment trust under the 1940 Act, and as long as Separate Account assets of a particular Division are invested in shares of a given Portfolio, we will vote the shares of that Portfolio held in the Separate Account in accordance with instructions we receive from Owners. Periodic reports relating to the Portfolios, proxy material and a form on which one can give instructions with respect to the proportion of shares of the Portfolio held in the Separate Account corresponding to the Owner’s Policy Value, will be made available to the Owners. We will vote shares for which no instructions have been received and shares held in our General Account in the same proportion as the shares for which instructions have been received from Owners. The effect of such proportional voting is that a small number of Owners may control the outcome of a particular vote.

Reports and Financial Statements

For each Policy Year, we will send you a statement showing the Death Benefit, Policy Value and any Policy Debt (including interest charged) as of the Policy Anniversary. We will also send you a confirmation statement when you make a Premium Payment, transfer among Divisions, make a withdrawal of Policy Value, take a Policy loan, or surrender the Policy. The annual statement and confirmation statements will show your apportioned amounts of Invested Assets among the Divisions.

Annually, we will send you a report containing financial statements of the Separate Account and, semi-annually, we will send you reports containing financial information and schedules of investments for the Portfolios underlying the Divisions to which your Invested Assets are allocated. The financial statements of the Company are contained in the Statement of Additional Information. To receive a copy of the Annual Report, Semi-Annual Report and/or Statement of Additional Information, call 1-866-464-3800. Certain reports and other information can be obtained on our website at www.northwesternmutual.com.

Householding

To reduce costs, we may send only a single copy of the same disclosure document(s) (such as prospectuses, prospectus supplements, reports, announcements, proxy statements, notices, and information statements) to each consenting household (rather than sending copies to each Owner residing in a household). If you are or become a member of such a household, you can revoke your consent to “householding” at any time, and can begin receiving your own copy of such disclosure documents by calling us at 1-866-424-2609.

Abandoned Property Requirements

Every state has unclaimed property laws which generally declare insurance contracts/policies to be abandoned after a period of inactivity of three to five years from the contract’s/policy’s maturity date, the date the death benefit is due and payable, or in some states, the date the insurer learns of the death of the insured. For example, if the payment of the death benefit has been triggered, but, if after a thorough search, we are still unable to locate the beneficiary, or if the beneficiary does not come forward to claim the death benefit proceeds in a timely manner, the death benefit proceeds will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or you last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit proceeds (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your beneficiary designations, including addresses, if and as they change. Please contact your Financial Representative or call 1-866-424-2609 for assistance in making such changes.

Legal Proceedings

Northwestern Mutual, like other life insurance companies, is generally involved in litigation at any given time. Although the outcome of any litigation cannot be predicted with certainty, we believe that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the ability of Northwestern Mutual to meet its obligations under the Policy, on the Separate Account, or on NMIS and its ability to perform its duties as underwriter for the Separate Account.

Speculative Investing

Do not purchase this Policy if you plan to use it, or any of its riders, for any type of speculative collective investment

30	Survivorship Variable Universal Life Prospectus

scheme (including, for example, arbitrage). Your Policy is not intended to be traded on any stock exchange or secondary market, and attempts to engage in such trading may violate state and/or federal law.

Owner Inquiries

If eligible, you may get up-to-date information about your Policy at your convenience with your User ID and password at our website www.northwesternmutual.com where you can access performance information, forms for routine service, and daily values for Policies you own. Eligible Owners may also set up certain electronic payments, make transfers among Divisions (including as applicable Dollar-Cost Averaging and/or Portfolio Rebalancing) and change the allocation of future Premium Payments online, subject to our administrative procedures. For enrollment information, please visit our website www.northwesternmutual.com. Please note that electronic devices may not always be available. Any electronic device, whether it is yours, your service provider’s, your agent’s or ours, can experience outages or slowdowns for a variety of reasons, which may delay or prevent our processing of your request or payment. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request or payment in writing at our Home Office. Electronic requests or payments are deemed to be received by us upon receipt at the electronic location designated by us in our procedures. If you have questions about making a surrender, please contact your Financial Representative or call the Advanced Business Services Center at 1-866-464-3800. To

file a claim, please call your Financial Representative or Life Benefits at 1-800-635-8855.

Illustrations

Your Financial Representative will provide you an illustration for your Policy upon your request when you apply for a Policy and while your Policy is in force. When you apply for a Policy, the illustrations will be based on the information you give us about the proposed Insureds and will reflect such factors as the Specified Amount, Death Benefit option and Premium Payments that you select. While the Policy is in force, the illustrations will reflect the performance of your Policy to date. Illustrations show how the Death Benefit and Policy Value for a Policy would vary based on hypothetical future investment results. These should be based upon realistic expectations given your own individual situation.

Illustrations for variable life insurance policies do not project or predict investment results. The illustrated values assume that non-guaranteed elements such as dividends, Policy charges and level investment returns will not change. Given the volatility of the securities markets over time, the illustrated scenario is unlikely to occur and actual Policy Value, Death Benefit, Cash Surrender Value, and certain expenses (which will vary with the investment performance of the Portfolios) will be more or less than those illustrated. In addition, the actual timing and amounts of payments, deductions, expenses and any values removed from the Policy will also impact product performance. Due to these variations, even a Portfolio that averaged the same return as illustrated will produce values which will be more or less than those which were originally illustrated.

Tax Considerations

General    The following discussion provides a general description of federal tax considerations relating to the Policy. The discussion is based on current provisions of the Code as currently interpreted by the Treasury Department and the Internal Revenue Service (“IRS”). The discussion is not exhaustive, it does not address the likelihood of future changes in federal tax law or interpretations thereof, and it does not address state or local tax considerations, which may be significant in the purchase and ownership of a Policy.

This tax discussion is intended to describe the tax consequences associated with your Policy. It does not constitute legal or tax advice, and is not intended to be used and cannot be used to avoid any penalties that may be imposed on a taxpayer. Taxpayers should seek advice based on their particular circumstances from an independent tax advisor.

Life Insurance Qualification    Section 7702 of the Code defines life insurance for federal income tax purposes. Under Section 7702, a Policy will generally be treated as life insurance for federal tax purposes if at all times it meets either a guideline premium test (“GLPT”) or a cash value accumulation test (“CVAT”). You must choose either the GLPT or the CVAT before the Policy is issued. Once the Policy is issued, you may not change to a different test. The Death Benefit will vary depending on which test is used. Special safe harbor calculation rules apply to life insurance after the Insured attains age 100. See Rev. Proc. 2010-28.

The GLPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into the Policy. The corridor requires that the Death Benefit be at least a certain percentage (varying each year by age of the Insured, or younger Insured in the case of survivorship life policies) of the Policy Value. The CVAT does not have a premium limit, but does have a corridor that requires that the Death Benefit be at least a certain percentage of the Policy Value, with the percentage varying based on factors including but not limited to the age, sex and underwriting classification of the Insured, or in the case of survivorship life insurance, of the younger Insured. The corridor under the CVAT is different from the corridor under the GLPT. Specifically, the CVAT corridor

Survivorship Variable Universal Life Prospectus	31

requires more Death Benefit in relation to Policy Value than is required by the GLPT corridor. Therefore, as your Policy Value increases your Death Benefit may increase more rapidly in the Policy’s earlier years under CVAT than it would under GLPT. We have designed the Policy to comply with these rules. We will return premiums that would cause a Policy to be disqualified as life insurance, or we may take any other action that may be necessary for the Policy to qualify as life insurance for tax purposes.

In deciding whether or not to choose the CVAT, you should consider that the CVAT generally permits more premiums to be contributed to a Policy, but may require the Policy to have a higher Death Benefit, which may increase the Cost of Insurance charges, especially in the Policy’s later years. In addition, for certain Policies issued with a Surrender of Policy Endorsement on or after April 23, 2008 (or later, depending on the date the Endorsement was approved by a state), the corridor percentages for both the GLPT and CVAT corridors are applied to the sum of Policy Value and the Endorsement Amount during the period of Endorsement.

As provided by Section 817(h) of the Code, the Secretary of the Treasury has set standards for diversification of the investments underlying variable life insurance policies. Failure to meet the diversification requirements would disqualify the Policies as life insurance for purposes of Section 7702 of the Code. We believe that your Policy complies with the provisions of Section 7702 and 817(h) of the Code, but the application of these rules is not entirely clear. We may make changes to your Policy if necessary for the Policy to qualify as life insurance for tax purposes.

IRS Rev. Ruls. 2003-91 and 2003-92 provide guidance on when an Owner’s control of Separate Account assets will cause the Owner, and not the life insurance company, to be treated as the owner of those assets. Important indicators of investor control are the ability of the Owner to select the investment advisor, the investment strategy or the particular investments of the Separate Account. If the Owner of a Policy were treated as the owner of the mutual fund shares held in the Separate Account, the income and gains related to those shares would be included in the Owner’s gross income for federal income tax purposes. We believe that we own the assets of the Separate Account under current federal income tax law.

Tax Treatment of Life Insurance    While a Policy is in force, increases in the Policy Value as a result of investment experience are not subject to federal income tax until there is a distribution as defined by the Code. The Death Benefit received by a beneficiary will generally not be subject to federal income tax.

Unless the Policy is a MEC, as described below, a loan received under a Policy will not be treated as a distribution subject to current federal income tax. Interest paid by individual Owners of the Policies will ordinarily not be deductible. You should consult a qualified tax advisor as to the deductibility of interest paid or accrued by business Owners of a Policy. (See “Business-Owned Life Insurance”).

So long as your Policy is not classified as a MEC (see “Modified Endowment Contract”), the proceeds from a surrender or withdrawal will generally be taxable only to the extent that the proceeds exceed the basis of the Policy. The basis of the Policy is generally equal to the Premium Payments less any amounts previously received as tax-free distributions. Dividends, if any, are taxed as withdrawals. In certain circumstances, a withdrawal of Policy Value during the first 15 Policy Years may be taxable to the extent that the Policy Value exceeds the basis of the Policy. This means that the amount withdrawn may be taxable even if that amount is less than the basis of the Policy.

Caution must be used when taking cash out of a Policy through Policy loans. If interest is not paid, it is added to the Policy Debt and the total amount will continue to accrue interest for as long as the loan is maintained on the Policy. The Policy loan, increased by accrued interest, reduces the Cash Surrender Value of the Policy. If the Policy remains in force until the death of the Insured or, in the case of survivorship life insurance, the second death, the loan will be repaid from the tax-free Death Benefit. However, if the Policy lapses or is surrendered, the loan (which includes the total amount of the loan plus accrued interest) will be repaid from the Policy, and the Policy Value will be taxable to the extent it exceeds the basis of the Policy. If the Policy has an option to change the coverage to fixed paid-up insurance, and the Policy is changed to fixed paid-up insurance, the loan will continue in force and interest will continue to accrue. In extreme situations, Owners can face what is called the “surrender squeeze.” The surrender squeeze occurs when the unborrowed Policy Value, less the applicable surrender charge, is insufficient to cover the Monthly Policy Charges or to cover the tax due if the Policy terminates. If the unborrowed Policy Value, less the applicable surrender charge, is insufficient to cover the Monthly Policy Charges, then either additional Premium Payments and/or loan repayments would have to be made or else the Policy would terminate and any income tax due would be payable with other assets of the Owner.

Subject to the agreement of the Company, and the Owner meeting any conditions set by the Company, a Policy may be exchanged tax-free for another life insurance policy covering the same Insured (or, in the case of survivorship life insurance, covering the Insureds or a surviving Insured) or an annuity contract with the same owner. The Code also allows certain policies to be exchanged for stand-alone and combination long-term care policies on a tax-free basis. Any cash received or loan repaid in an exchange will be taxed to the extent of the gain in the Policy (i.e., on a gain-first basis).

Ownership of a Policy may be transferred to a new owner and is taxable to the extent the sales proceeds exceed the basis of the Policy. In Rev. Rul. 2009-13, the IRS ruled that, when a life insurance policy is sold to a person with no insurable interest in the insured, the taxable gain is calculated by reducing the basis of the policy by the annual cost of the insurance protection provided by the policy. Legislation has been proposed that would revoke this rule. The death benefit of a policy in excess of the basis also may become taxable as a

32	Survivorship Variable Universal Life Prospectus

result of a transfer, unless the new owner is the insured, a partner of the insured, a partnership in which the insured is a partner or a corporation in which the insured is a shareholder or officer. You should seek qualified tax advice if you plan a transfer of ownership.

For taxable years beginning in 2013, part or all of the taxable benefits from and sales of the Policies may be subject to an additional 3.8% Medicare tax. The tax will be assessed on the Owner’s net investment income for the year to the extent that the Owner’s adjusted gross income (with slight modifications) exceeds $250,000 (married filing jointly or surviving spouse), $125,000 (married filing separately) or $200,000 (other filers) (not indexed). Although the term ‘net investment income’ does not specifically refer to life insurance, there is a possibility that it could be construed to include transfers of and/or distributions from life insurance, to the extent they are taxable. The Treasury has recently issued proposed regulations, however, that indicate in the preamble that “net investment income” would not include transfers of, or distributions from, life insurance contracts other than periodic payments under payment plans.

Modified Endowment Contracts (MEC)    A modified endowment contract (“MEC”) is a life insurance contract that is taxed less favorably on lifetime distributions than other life insurance contracts because the contract is considered too investment oriented. A Policy will be classified as a MEC if cumulative premiums paid during the first seven Policy Years after issue exceed a “seven-pay” limit defined in section 7702A of the Internal Revenue Code. The seven-pay limit is the sum of the Premium Payments (net of expense and administrative charges) that would have to be paid in order for the Policy to be fully paid for after seven level annual payments based on defined interest and mortality assumptions. A Policy will be treated as a MEC unless any excess premiums are reversed from the Policy and returned with interest within 60 days after the end of the Policy Year in which they are paid. If excess premium is reversed, all Policy values are recalculated as though the excess premium had never been paid.

Whenever there is a “material change” under a Policy, it will generally be treated as a new contract for purposes of determining whether the Policy is a MEC, and it will be subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined by taking into account the Policy Value of the Policy at the time of such change. A materially changed Policy would be considered a MEC if it failed to satisfy the new seven-pay limit. A material change could occur, for example, as a result of an increase in the Death Benefit, the addition of an optional benefit or the payment of a Premium Payment after the seven-pay period, which could be considered “unnecessary” under the Code.

If the Death Benefit under the Policy is reduced during the first seven Policy Years after issuing the Policy (or within seven years after a material change) or, in the case of survivorship life Policies, the lifetime of either Insured the seven-pay Premium Payment limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. If the premiums previously paid are greater than the recalculated seven-pay limit, the Policy will become a MEC. A reduction in benefits includes a decrease in the amount of coverage, a withdrawal or any other action resulting in a surrender of Policy Value to you according to the terms of the Policy, an election of the paid-up option or, in some cases, a lapsing of the Policy where the Policy is not reinstated within 90 days. A life insurance policy which is received in exchange for a MEC will also be considered a MEC.

If a Policy is a MEC, any distribution from the Policy will be taxed on a gain-first basis. Distributions for this purpose include a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan), a withdrawal of Policy Value, a surrender of the Policy, and dividends paid in cash but not dividends retained by the Company to increase Policy Value. Distributions taken within the two-year period prior to a Policy becoming a MEC may also be taxed under the MEC tax rules. If a Policy terminates while there is a Policy loan, the cancellation of the loan and accrued loan interest also will be treated as a distribution to the extent not previously treated as such. Any such distributions will be considered taxable income to the extent the Policy Value exceeds the basis in the Policy. For MECs, the basis would be increased by the amount of any prior loan under the Policy that was considered taxable income. For purposes of determining the taxable portion of any distribution, all MECs issued by Northwestern Mutual to the same Owner (excluding certain qualified plans) during any calendar year are to be aggregated. The Secretary of the Treasury has authority to prescribe additional rules to prevent avoidance of gain-first taxation on distributions from MECs.

A 10% penalty tax will apply to the taxable portion of a distribution from a MEC. The penalty tax will not, however, apply to distributions (i) to taxpayers 59 1⁄2 years of age or older, (ii) in the case of a disability (as defined in the Code) or (iii) received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the survivorship lives (or survivorship life expectancies) of the taxpayer and the taxpayer’s beneficiaries. The exceptions generally do not apply to life insurance policies owned by corporations or other entities.

Estate Tax and Generation Skipping Tax Planning    The amount of the Life Insurance Benefit will generally be includible in the Owner’s estate for purposes of the federal estate tax and any applicable state inheritance tax. If your Policy is a survivorship life Policy, the Life Insurance Benefit will be includible in the Owner’s estate if the second of the Insureds to die owns the Policy, and the fair market value of the Policy will be includible in the Owner’s estate if the Owner is not the last surviving Insured. An unlimited marital deduction permits deferral of federal estate and gift taxes until the death of the Owner’s surviving spouse.

If ownership of the Policy is transferred, either directly or in trust, to a person two or more generations younger than the Owner, the value of the Policy may be subject to a generation skipping transfer tax.

Survivorship Variable Universal Life Prospectus	33

For tax years beginning after December 31, 2012, an exemption limit of $5 million (single)/$10 million (married) (with inflation indexing after 2011) and a maximum rate of 40% will apply for purposes of the estate, gift and generation skipping transfer taxes. In addition, any unused estate exemption limit may be carried over to the surviving spouse.

Business-Owned Life Insurance    Business-owned life insurance may be subject to certain additional rules. Section 101(j) of the Code provides that the Death Benefit payable under business-owned life insurance in which the business is also the beneficiary will be taxable unless (i) the insured is an eligible employee and (ii) the employee is given notice of the insurance and the maximum face amount and consents to be insured and to the continuation of the insurance after the employee terminates service with the employer. Generally, an eligible employee is an officer, a director, a person who owns more than 5% of the business, an employee earning more than $110,000 annually (increased for cost of living) or an employee who is among the highest paid 35% of employees. The law also imposes an annual reporting and record-keeping obligation on the employer. Increases in Policy Value may also be subject to tax under the corporation alternative minimum tax provisions.

Section 264(a)(1) of the Code generally disallows a deduction for Premium Payments on Policies by anyone who is directly or indirectly a beneficiary under the Policy. Section 264(a)(4) of the Code disallows an interest deduction on loans taken against business-owned life insurance policies unless the policies cover key persons and then only to the extent the aggregate amount of the loans on any key person does not exceed $50,000. Generally, a key person means an officer or a 20% owner. However, the number of key persons will be limited to the greater of (a) five individuals, or (b) the lesser of 5% of the total officers and employees of the taxpayer or 20 individuals. Deductible interest for these Policies will be subject to limits based on current market rates.

In addition, Section 264(f) disallows a proportionate amount of a business’s interest deduction on non-life insurance indebtedness based on the amount of unborrowed Policy Value of non-exempt life insurance policies held in relation to other business assets. Exempt policies include policies held by natural persons unless the business is a direct or indirect beneficiary under the policy and policies owned by a business and insuring an individual who at the time the policy is issued is an employee, director, officer or 20% owner (as well as survivorship life policies insuring 20% owners and their spouses). The IRS ruled in 2011 that a policy received in a tax-free exchange is newly issued for this purpose.

The IRS ruled privately in 2009 that losses in business-owned life insurance could be deducted upon the surrender of the policy if there was no reasonable prospect of recovery, but that the losses would be calculated by reducing the basis of the policy by the annual cost of the insurance protection provided by the policy. Private rulings apply only to the taxpayer who receives the ruling but may be indicative of the IRS’s thinking on an issue.

IRS Notice 2007-61 has established a safe harbor under which the annual increase in the cash value of life insurance policies owned by life insurance companies is not taxable provided the policies cover no more than 35% of the company’s employees, directors, officers and 20% owners. The Notice adds that there is an unresolved issue whether cash value increases of other policies owned by life insurance companies may be taxable.

Policy Split Right    If your Policy is a survivorship life Policy, the Policy permits the Owner to exchange the Policy for two policies, one on the life of each Insured, without evidence of insurability, if a change in the federal estate tax law results in the permanent repeal of the unlimited marital deduction or a 50% or greater reduction in the maximum estate tax rate set forth in the law. The exchange must be made while both Insureds are alive and the written request for exchange must be received no later than 180 days after the enactment of a law containing any of the tax law changes described above.

The IRS has ruled with respect to one taxpayer that such a transaction would be treated as a non-taxable exchange. If not so treated, such a split of the Policy could result in the recognition of taxable income.

Split Dollar Arrangements    Life insurance purchased under a split dollar arrangement is subject to special tax rules. Treasury regulations regarding the taxation of split dollar arrangements provide that split dollar arrangements must be taxed under one of two mutually exclusive tax regimes depending on the ownership of the underlying life insurance policy. Collateral assignment split dollar arrangements, in which the employee owns the policy, must be taxed under a loan regime. Where such an arrangement imposes a below market interest rate or no interest rate, the employee is taxed on the imputed interest under Section 7872 of the Code. Endorsement split dollar arrangements, in which the employer owns the policy, must be taxed under an economic benefit regime. Under this regime, the employee is taxed each year on (i) the value of the current life insurance protection provided to the employee, (ii) the increase in the amount of policy Cash Surrender Value to which the employee has current access, and (iii) the value of any other economic benefits provided to the employee during the taxable year.

Under the Sarbanes-Oxley Act of 2002, it is a criminal offense for an employer with publicly traded stock to extend or arrange a personal loan to a director or executive officer. One issue that has not been clarified is whether each Premium Payment paid by such an employer under a split dollar arrangement with a director or executive officer is a personal loan subject to the new law.

Section 409A of the Code imposes requirements for nonqualified deferred compensation plans with regard to the timing of deferrals, distribution triggers, funding mechanisms and reporting requirements. Nonqualified deferred compensation plans that fail to meet these conditions are taxed currently on all compensation previously deferred and interest earned thereon and are assessed an additional 20% penalty. The law does not limit the use of life insurance as an informal

34	Survivorship Variable Universal Life Prospectus

funding mechanism for nonqualified deferred compensation plans, but Notice 2007-34 treats certain split dollar arrangements as nonqualified deferred compensation plans that must comply with the new rules. These rules became effective December 31, 2008. Congress has also considered limiting an individual’s annual aggregate deferrals to a nonqualified deferred compensation plan to $1,000,000.

Valuation of Life Insurance    Special valuation rules apply to Policies distributed from a qualified plan to a participant or transferred by an employer to an employee. IRS Notice 2005-25 provides safe harbor formulas for valuing variable and non-variable life insurance under which the value is the greater of the interpolated terminal reserve increased by a pro rata portion of the estimated dividends for the Policy Year or the cash value without reduction for surrender charges (but adjusted by a surrender factor for policies distributed from qualified plans).

Other Tax Considerations    Taxpayers are required to annually report all “reportable transactions” as defined in the regulations. “Reportable transactions” include transactions that are offered under conditions of confidentiality as to tax treatment and involve an advisor who receives a fee of $250,000 or more, or transactions that include a tax indemnity. Rev. Proc. 2003-25 further held that the purchase of life insurance policies by a business does not, by itself, constitute a “reportable transaction.”

Depending on the circumstances, the exchange of a Policy, a Policy loan (including the addition of unpaid loan interest added to a Policy loan) or a change in ownership or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, estate, inheritance, and other tax consequences of Policy ownership, Premium Payments and receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. If you contemplate any such transaction you should consult a qualified tax adviser. In addition, a Death Benefit under the Policy may be subject to federal estate tax and state inheritance taxes.

Distribution of the Policy

We sell the Policy through our Financial Representatives who also are registered representatives of Northwestern Mutual Investment Services, LLC (“NMIS”). NMIS, our wholly-owned company, was organized under Wisconsin law in 1998 and is located at 611 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. NMIS is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority. NMIS is the principal underwriter and distributor of the Policy and has entered into a Distribution Agreement with us.

Northwestern Mutual variable insurance and annuity products are available exclusively through NMIS and its registered representatives and cannot be held with or transferred to an unaffiliated broker-dealer. Except in limited circumstances, NMIS registered representatives are required to offer Northwestern Mutual variable insurance and annuity products. The amount and timing of sales compensation paid by insurance companies varies. The commissions, benefits, and other sales compensation that NMIS and its registered representatives receive for the sale of a Northwestern Mutual variable insurance or annuity product might be more or less than that received for the sale of a comparable product from another company.

The maximum commission payable to the registered representative who sells the Policy is 40% of Target Premium and 2.75% of Premium Payments in excess of that amount during the first Policy Year; 6% of Target Premium and 2.75% of Premium Payments in excess of that amount paid in Policy Years 2-10; and 2% of Premium Payments thereafter. Registered representatives may receive less than the maximum commission or no commission in certain circumstances according to pre-established guidelines. We may also pay new registered representatives differently during a training period. In addition, a commission of 0.10% of Invested Assets is paid at the end of Policy Years 2-10; and 0.07% of Invested Assets at the end of Policy Years 11 and later. The entire amount of sales commissions paid to registered representatives is passed through NMIS to the registered representative who sold the Policy and to his or her managers. The Company pays compensation and bonuses for the management team of NMIS, and other expenses of distributing the Policies.

Because registered representatives of NMIS are also our appointed agents, they may be eligible for various cash benefits, such as bonuses, insurance benefits, retirement benefits, and non-cash compensation programs that we offer, such as conferences, achievement recognition, prizes, and awards. In addition, registered representatives of NMIS who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional compensation. For example, registered representatives who meet certain annual sales production requirements with respect to their sales of Northwestern Mutual insurance and annuity products may qualify to receive additional cash compensation for their other sales of investment products and services. Sales of the Policies may help registered representatives and/or their managers qualify for such compensation and benefits. Certain registered representatives of NMIS may receive other payments from us for the recruitment, training, development, and supervision of financial representatives, production of promotional literature and similar services.

Commissions and other incentives and payments described above are not charged directly to Owners or to the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy. NMIS registered representatives receive ongoing servicing compensation related to the Policies, but may be ineligible to receive ongoing servicing compensation paid by issuers of other investment products for certain smaller accounts.

Survivorship Variable Universal Life Prospectus	35

Glossary of Terms

APPLICATION

The form completed by the applicant when applying for coverage under the Policy. This includes any:

1. amendments or endorsements;

2. supplemental Applications;

3. reinstatement Applications; and

4. Policy change Applications.

CASH SURRENDER VALUE

An amount equal to the Policy Value minus the sum of Policy Debt and any surrender charge.

CODE

The Internal Revenue Code of 1986, as amended.

DATE OF ISSUE

The date on which insurance coverage takes effect and the date on which the suicide and contestable periods begin. The date is shown in the Policy.

DEATH BENEFIT

The gross amount payable to the beneficiary upon the second death, before the deduction of Policy Debt and other adjustments. (See “Life Insurance Benefit.”)

DIVISION

A subdivision of the Separate Account. We invest each Division’s assets exclusively in shares of one Portfolio.

FINANCIAL REPRESENTATIVE

An individual who is authorized to sell you the Policy and who is both licensed as a Northwestern Mutual insurance agent and registered as a representative of our affiliate, Northwestern Mutual Investment Services, LLC, the principal underwriter of the Policy.

FUND

Each Fund is registered under the 1940 Act as an open-end management investment company or as a unit investment trust, or is not required to be registered under the Act. Each Portfolio of the Funds is available as an investment option under the Policy. The assets of each of the Divisions of the Separate Account are used to purchase shares of the corresponding Portfolio of a Fund.

GENERAL ACCOUNT

All assets of the Company, other than those held in the Separate Account or in other separate accounts that have been or may be established by the Company.

GOOD ORDER

Your request or payment meets all the current requirements necessary for us to process it. For certain requests this may include, as applicable, the return of proceeds, evidence of insurability, underwriting, MEC-limit (or insurance qualification) requirements or any premium payments due.

HOME OFFICE

Our office at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202-4797.

INCOME PLAN

An optional method of receiving the Death Benefit, maturity benefit, surrender proceeds or withdrawal proceeds of an insurance policy or annuity contract through a series of periodic payments. An Income Plan may also be known as a “payment plan.”

IN FORCE DATE

The date on which the initial net Premium Payment is transferred from the General Account to the Separate Account after you have met all the conditions necessary for us to proceed with the final issuance of your Policy, such as determination of underwriting classification, receipt of minimum premiums and receipt of all paperwork in Good Order.

INITIAL ALLOCATION DATE

The date identified in the Policy schedule pages on which we allocate Net Premium or Invested Assets to the Divisions of the Separate Account according to the Owner’s instructions.

INITIAL SPECIFIED AMOUNT

The Specified Amount of coverage on the Date of Issue of the Policy.

INSURED

Each of the persons named as an Insured on the Application and in the Policy.

INVESTED ASSETS

The sum of all amounts in the Divisions of the Separate Account.

ISSUE AGE

The age of an Insured on his/her birthday nearest the Policy Date.

LIFE INSURANCE BENEFIT

The net amount payable upon the second death. The Life Insurance Benefit equals the Death Benefit reduced by any outstanding Policy Debt and other adjustments if the second death occurs during the Policy Grace Period.

LOAN VALUE

An amount equal to 90% of the excess of the Policy Value on the date of the loan over the surrender charge that would be applicable to a surrender on the date of the loan.

MEC

Modified endowment contract as described in section 7702A of the Internal Revenue Code. A modified endowment contract is a life insurance contract that is taxed less favorably on lifetime distributions than other life insurance contracts because the contract is considered too investment oriented. A Policy will be classified as a MEC if cumulative premiums paid during the first seven Policy years after issue exceed a “seven-pay” limit defined in the Internal Revenue Code.

MONTHLY POLICY CHARGE

The amount equal to the sum of:

1. the monthly Cost of Insurance Charge;

2. the monthly Mortality and Expense Risk Charge-Invested Assets Component;

36	Survivorship Variable Universal Life Prospectus

3. the monthly Mortality and Expense Risk Charge-Specified Amount Component;

4. the monthly Administrative Charge;

5. the monthly Underwriting and Issue Charge;

6. the monthly Deferred Sales Charge; and

7. the monthly Policy Debt Expense Charge, if applicable.

MONTHLY PROCESSING DATE

The first Monthly Processing Date is the Policy Date; thereafter, the Monthly Processing Date is the same day of each month as the Policy Date. If the Monthly Processing Date would otherwise fall on the 29th, 30th or 31st of the month, monthly processing will occur on that day or on the last day of the month if the month does not have that day.

NET PREMIUM(S)

The amount of Premium Payment remaining after the Premium Expense Charge has been deducted.

NYSE

New York Stock Exchange.

OWNER (You, Your)

The person named in the Application as the Owner, or the person who becomes Owner by transfer or succession.

POLICY ANNIVERSARY

The same day and month as the Policy Date in each year following the first Policy Year.

POLICY DATE

The date shown on the Policy Schedule Page from which the following are computed:

1. Policy Year;

2. Policy Anniversary;

3. Monthly Processing Date; and

4. the Issue Age of each Insured.

POLICY DEBT

The total amount of all outstanding Policy loans, including both principal and accrued interest.

POLICY GRACE PERIOD

A 61-day period after which a Policy will lapse if you do not make a sufficient payment.

POLICY VALUE

The sum of Invested Assets and Policy Debt.

POLICY YEAR

A year that starts on the Policy Date or on a Policy Anniversary.

PORTFOLIO

A series of a Fund available for investment under the Policy which corresponds to a particular Division of the Separate Account.

PREMIUM PAYMENTS

All payments you make under the Policy other than loan repayments and transaction fees.

SEPARATE ACCOUNT

Northwestern Mutual Variable Life Account II.

SPECIFIED AMOUNT

The amount you select, subject to minimums and underwriting requirements we establish, used in determining the insurance coverage on the Insureds’ lives.

TARGET PREMIUM

A hypothetical annual premium, which is based on the Specified Amount, and factors including but not limited to the Insureds’ Issue Ages, sex, and underwriting classifications, used to compute part of the Premium Expense Charge, the Deferred Sales Charge, the Surrender Charge and the sales commission.

UNIT

An accounting unit of measure representing the value in one or more Divisions of the Separate Account.

UNIT VALUE

The value of a particular Unit at a particular time. Unit Value is analogous, but not the same as, the share price of a Portfolio in which a Division invests. It may fluctuate from one Valuation Period to the next.

VALUATION DATE

Any day the NYSE is open for trading, except for any days specified in the Policy’s prospectus and any day that a Division’s corresponding investment option does not value its shares. A Valuation Date ends when the NYSE closes.

VALUATION PERIOD

The time between the close of trading on the NYSE on a Valuation Date and the close of trading on the next Valuation Date.

Survivorship Variable Universal Life Prospectus	37

Additional Information

More information about the Separate Account is included in a Statement of Additional Information (“SAI”), which is dated the same day as this prospectus and is available free of charge from The Northwestern Mutual Life Insurance Company. To request a free copy of the Separate Account’s SAI, or current annual report, call us toll-free at 1-866-464-3800. Under certain circumstances you or your financial representative may be able to obtain these documents online at www.northwesternmutual.com. Information about the Separate Account (including the SAI) can be reviewed and copied at the Public Reference Room of the SEC in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Separate Account are available on the SEC’s Internet site at http://www.sec.gov, or they may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F St., NE, Washington, DC 20549-0102.

Your Financial Representative will provide you with illustrations for a Survivorship Variable Universal Life Policy free of charge upon your request. The illustrations show how the Death Benefit, Invested Assets and Cash Surrender Value for a Policy would vary based on hypothetical investment results. Your Financial Representative will also respond to other inquiries you may have regarding the Policy, or you may contact the Advanced Business Services Center at 1-866-464-3800.

Investment Company Act File No. 811- 21933

38	Survivorship Variable Universal Life Prospectus

Appendix A

Mortality and Expense Risk Charge—Specified Amount Component

Table of Charges Per $1,000 of Initial Specified Amount

Issue Age*	Annual Charge
20-25	$0.04
26	0.05
27	0.06
28	0.07
29	0.08
30	0.09
31	0.10
32	0.11
33	0.12
34	0.13
35	0.14
36	0.17
37	0.19
38	0.22
39	0.25
40	0.28
41	0.30
42	0.33
43	0.36
44	0.38
45	0.41
46	0.44
47	0.47
48	0.50
49	0.53
50	0.57
51	0.60
52	0.63
53	0.66
54	0.69
55	0.72
56	0.77
57	0.83
58	0.88
59	0.94
60	0.99
61	1.04
62	1.10
63	1.15
64	1.21
65	1.26
66	1.31
67	1.35
68	1.40
69	1.44
70	1.49
71	1.54
72	1.58
73	1.63
74	1.67
75-85	1.72

*	The Issue Age used in this calculation equals the younger Insured Issue Age plus an age adjustment. The age adjustment is based on the age difference (older Issue Age minus younger Issue Age) and this schedule:

Age Difference (years)	Age Adjustment (years)
0-1	0
2-4	1
5-8	2
9-14	3
15-24	4
25-34	5
35-44	6
45-54	7
55-65	8

Example: For a Policy at Issue Ages 65 and 60 and an Initial Specified Amount of $1,000,000, the age adjustment is 2 and the Issue Age is 62. The annual charge per $1,000 of Initial Specified Amount is $1.10. The Monthly Policy Charge—Mortality and Expense Risk Charge—Specified Amount component will be $91.67 monthly, or $1,100.04 annually for this Policy.

Note: In no event will the sum of the Monthly Policy Charge—Mortality and Expense Risk Charge—Specified Amount component annual charge and the Monthly Policy Charge—Underwriting and Issue Charge annual charge exceed $1.90 per $1,000 of Initial Specified Amount. The Monthly Policy Charge—Underwriting and Issue Charge will be reduced to meet this constraint if necessary.

Survivorship Variable Universal Life Prospectus	39

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

(Account)

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

(Depositor)

720 EAST WISCONSIN AVENUE

MILWAUKEE, WI 53202

1-866-464-3800

STATEMENT OF ADDITIONAL INFORMATION

Survivorship Variable Universal Life

This Statement of Additional Information (“SAI”) contains additional information regarding the Survivorship Variable Universal Life insurance policy (the “Policy”) offered by The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”). This SAI is not a prospectus, and should be read together with the prospectus for the Policy dated May 1, 2013. You may obtain a copy of the prospectus by writing or calling Northwestern Mutual at the address or phone number shown above, or by visiting the Northwestern Mutual website at www.northwesternmutual.com. Capitalized terms in this SAI have the same meanings as in the prospectus for the Policy.

The date of this Statement of Additional Information is May 1, 2013.

DISTRIBUTION OF THE POLICY

Northwestern Mutual Investment Services, LLC (“NMIS”), our wholly company, is the principal underwriter and distributor of the Policy. NMIS is located at 611 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. The Policy is offered on a continuous basis exclusively through our Financial Representatives, who are also registered representatives of NMIS. We do not anticipate discontinuing the offering of the Policy but we reserve the right to do so at any time.

NMIS is the principal underwriter of the Policies for purposes of the federal securities laws. We paid the following amounts to NMIS with respect to sales of variable life insurance policies issued in connection with the Account during each of the last fiscal year representing commission payments NMIS made to our agents and related benefits. None of these amounts was retained by NMIS and no amounts were paid to other underwriters or broker-dealers. We also paid additional amounts to NMIS in reimbursement for other expenses related to the distribution of variable life insurance policies.

Year	Amount
2012	$6,382,227
2011	$7,120,916
2010	$5,971,518

NMIS also provides certain services related to the administration of payment plans under the Policy pursuant to an administrative services contract with Northwestern Mutual. In exchange for these services, NMIS receives compensation to cover the actual costs incurred by NMIS in performing these services.

EXPERTS

The financial statements of the Account, and the related notes and report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, included in this Statement of Additional Information and the consolidated financial statements of Northwestern Mutual, and the related notes and report of PricewaterhouseCoopers LLP included in this Statement of Additional Information are so included in reliance on the reports of PricewaterhouseCoopers LLP, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP provides audit services for the Account. The address of PricewaterhouseCoopers LLP is 100 East Wisconsin Avenue, Suite 1800, Milwaukee, Wisconsin 53202.

Annual Report December 31, 2012

Northwestern Mutual Variable Life Account II

Financial Statements

Northwestern Mutual Variable Life Account II Financial

Statements

Statements of Assets and Liabilities

Northwestern Mutual Variable Life Account II

December 31, 2012

(in thousands, except accumulation unit values)

	Growth Stock Division	Focused Appreciation Division	Large Cap Core Stock Division	Large Cap Blend Division	Index 500 Stock Division	Large Company Value Division
Assets:
Investments, at value (1)
Northwestern Mutual Series Fund, Inc	$3,343	$3,874	$1,900	$527	$10,570	$52
Fidelity Variable Insurance Products	—	—	—	—	—	—
Neuberger Berman Advisers Management Trust	—	—	—	—	—	—
Russell Investment Funds	—	—	—	—	—	—
Due from Northwestern Mutual Life Insurance Company	—	—	—	—	244	—

Total Assets	3,343	3,874	1,900	527	10,814	52

Liabilities:
Due to Northwestern Mutual Life Insurance Company	2	—	3	—	—	—

Total Liabilities	2	—	3	—	—	—

Total Net Assets	$3,341	$3,874	$1,897	$527	$10,814	$52

Net Assets:
Custom Variable Universal Life Policies Issued On or After January 31, 2007 (2)
Policyowners’ Equity	$1,737	$3,186	$1,415	$502	$6,908	$52
Executive Variable Universal Life Policies Issued On or After January 31, 2007 (3)
Policyowners’ Equity	1,487	582	426	—	3,758	—
Survivorship Variable Universal Life Policies Issued On or After January 31, 2007 (4)
Policyowners’ Equity	117	106	56	25	148	—

Total Net Assets	$3,341	$3,874	$1,897	$527	$10,814	$52

(1) Investments, at cost	$3,006	$3,419	$1,755	$513	$9,702	$50
Mutual Fund Shares Held	1,425	1,852	1,420	636	3,723	62
(2) Accumulation Unit Value	$36.785012	$23.543734	$29.198468	$9.155103	$69.136117	$9.343226
Units Outstanding	47	135	48	55	100	6
(3) Accumulation Unit Value	$36.785012	$23.543734	$29.198468	$9.155103	$69.136117	$9.343226
Units Outstanding	40	25	15	—	54	—
(4) Accumulation Unit Value	$36.785012	$23.543734	$29.198468	$9.155103	$69.136117	$9.343226
Units Outstanding	3	5	2	3	2	—

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities

Statements of Assets and Liabilities

Northwestern Mutual Variable Life Account II

December 31, 2012

(in thousands, except accumulation unit values)

	Domestic Equity Division	Equity Income Division	Mid Cap Growth Stock Division	Index 400 Stock Division	Mid Cap Value Division	Small Cap Growth Stock Division
Assets:
Investments, at value (1)
Northwestern Mutual Series Fund, Inc	$2,835	$3,140	$1,654	$3,512	$2,108	$2,361
Fidelity Variable Insurance Products	—	—	—	—	—	—
Neuberger Berman Advisers Management Trust	—	—	—	—	—	—
Russell Investment Funds	—	—	—	—	—	—
Due from Northwestern Mutual Life Insurance Company	8	—	—	5	—	3

Total Assets	2,843	3,140	1,654	3,517	2,108	2,364

Liabilities:
Due to Northwestern Mutual Life Insurance Company	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Total Net Assets	$2,843	$3,140	$1,654	$3,517	$2,108	$2,364

Net Assets:
Custom Variable Universal Life Policies Issued On or After January 31, 2007 (2)
Policyowners’ Equity	$2,399	$1,867	$1,193	$2,784	$859	$1,789
Executive Variable Universal Life Policies Issued On or After January 31, 2007 (3)
Policyowners’ Equity	385	1,169	426	624	1,233	476
Survivorship Variable Universal Life Policies Issued On or After January 31, 2007 (4)
Policyowners’ Equity	59	104	35	109	16	99

Total Net Assets	$2,843	$3,140	$1,654	$3,517	$2,108	$2,364

(1) Investments, at cost	$2,506	$2,855	$1,509	$3,355	$1,923	$2,167
Mutual Fund Shares Held	2,902	2,338	507	2,352	1,617	1,254
(2) Accumulation Unit Value	$15.037814	$19.550985	$75.402575	$29.923387	$21.179677	$31.582975
Units Outstanding	160	95	16	93	41	57
(3) Accumulation Unit Value	$15.037814	$19.550985	$75.402575	$29.923387	$21.179677	$31.582975
Units Outstanding	26	60	6	21	58	15
(4) Accumulation Unit Value	$15.037814	$19.550985	$75.402575	$29.923387	$21.179677	$31.582975
Units Outstanding	4	5	—	4	1	3

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities

Index 600 Stock Division	Small Cap Value Division	International Growth Division	Research International Core Division	International Equity Division	Emerging Markets Equity Division	Money Market Division	Short-Term Bond Division

$412	$3,555	$2,898	$646	$9,765	$1,257	$5,172	$544
—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

—	—	6	—	—	—	—	—

412	3,555	2,904	646	9,765	1,257	5,172	544

—	2	—	—	1	—	232	—

—	2	—	—	1	—	232	—

$412	$3,553	$2,904	$646	$9,764	$1,257	$4,940	$544

$402	$2,018	$2,545	$637	$6,609	$1,233	$2,330	$543

10	1,497	247	5	2,903	7	2,609	1

—	38	112	4	252	17	1	—

$412	$3,553	$2,904	$646	$9,764	$1,257	$4,940	$544

$401	$3,163	$2,678	$597	$8,700	$1,163	$5,172	$547
409	1,880	2,399	777	5,443	1,188	5,172	530
$11.903891	$25.839588	$17.130842	$9.205651	$4.474566	$11.369632	$41.497953	$12.076410
34	78	149	69	1,477	108	56	45
$11.903891	$25.839588	$17.130842	$9.205651	$4.474566	$11.369632	$41.497953	$12.076410
1	58	14	1	649	1	63	—
$11.903891	$25.839588	$17.130842	$9.205651	$4.474566	$11.369632	$41.497953	$12.076410
—	1	7	—	56	1	—	—

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities

Statements of Assets and Liabilities

Northwestern Mutual Variable Life Account II

December 31, 2012

(in thousands, except accumulation unit values)

	Select Bond Division	Long-Term U.S. Government Bond Division	Inflation Protection Division	High Yield Bond Division	Multi- Sector Bond Division	Commodities Return Strategy Division
Assets:
Investments, at value (1)
Northwestern Mutual Series Fund, Inc	$7,041	$330	$815	$3,189	$1,688	$623
Fidelity Variable Insurance Products	—	—	—	—	—	—
Neuberger Berman Advisers Management Trust	—	—	—	—	—	—
Russell Investment Funds	—	—	—	—	—	—
Due from Northwestern Mutual Life Insurance Company	—	—	—	—	—	—

Total Assets	7,041	330	815	3,189	1,688	623

Liabilities:
Due to Northwestern Mutual Life Insurance Company	—	—	—	1	—	—

Total Liabilities	—	—	—	1	—	—

Total Net Assets	$7,041	$330	$815	$3,188	$1,688	$623

Net Assets:
Custom Variable Universal Life Policies Issued On or After January 31, 2007 (2)
Policyowners’ Equity	$3,904	$316	$542	$2,063	$1,667	$619
Executive Variable Universal Life Policies Issued On or After January 31, 2007 (3)
Policyowners’ Equity	2,936	11	269	1,068	2	2
Survivorship Variable Universal Life Policies Issued On or After January 31, 2007 (4)
Policyowners’ Equity	201	3	4	57	19	2

Total Net Assets	$7,041	$330	$815	$3,188	$1,688	$623

(1) Investments, at cost	$7,060	$358	$801	$3,088	$1,604	$649
Mutual Fund Shares Held	5,400	309	669	4,248	1,474	791
(2) Accumulation Unit Value	$204.702189	$17.875038	$14.701699	$41.068270	$15.698283	$7.880392
Units Outstanding	19	18	37	50	106	79
(3) Accumulation Unit Value	$204.702189	$17.875038	$14.701699	$41.068270	$15.698283	$7.880392
Units Outstanding	14	1	18	26	—	—
(4) Accumulation Unit Value	$204.702189	$17.875038	$14.701699	$41.068270	$15.698283	$7.880392
Units Outstanding	1	—	—	1	1	—
The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities

Balanced Division	Asset Allocation Division	Fidelity VIP Mid Cap Division	Fidelity VIP Contrafund Division	Neuberger Berman AMT Socially Responsive Division	Russell Multi-Style Equity Division	Russell Aggressive Equity Division	Russell Non- U.S. Division

$2,066	$324	$—	$—	$—	$—	$—	$—
—	—	$5,287	$597	—	—	—	—

—	—	—	—	203	—	—	—
—	—	—	—	—	1,772	1,171	2,370

—	—	—	—	—	1	—	—

2,066	324	5,287	597	203	1,773	1,171	2,370

—	1	—	—	—	—	2	—

—	1	—	—	—	—	2	—

$2,066	$323	$5,287	$597	$203	$1,773	$1,169	$2,370

$809	$220	$3,301	$592	$198	$1,633	$937	$2,015

902	65	1,829	2	2	136	208	315

355	38	157	3	3	4	24	40

$2,066	$323	$5,287	$597	$203	$1,773	$1,169	$2,370

$1,961	$301	$5,323	$575	$196	$1,537	$1,027	$2,188
1.371	285	176	23	13	117	90	230
$153.677764	$16.700324	$29.733518	$11.458810	$10.715212	$12.171877	$19.088862	$15.277391
5	13	111	52	18	134	49	132
$153.677764	$16.700324	$29.733518	$11.458810	$10.715212	$12.171877	$19.088862	$15.277391
6	4	62	—	—	11	11	21
$153.677764	$16.700324	$29.733518	$11.458810	$10.715212	$12.171877	$19.088862	$15.277391
2	2	5	—	—	—	1	3

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities

Statements of Assets and Liabilities

Northwestern Mutual Variable Life Account II

December 31, 2012

(in thousands, except accumulation unit values)

	Russell Core Bond Division	Russell Global Real Estate Securities Division	Russell LifePoints Moderate Strategy Division	Russell LifePoints Balanced Strategy Division	Russell LifePoints Growth Strategy Division	Russell LifePoints Equity Growth Strategy Division
Assets:
Investments, at value (1)
Northwestern Mutual Series Fund, Inc	$—	$—	$—	$—	$—	$—
Fidelity Variable Insurance Products	—	—	—	—	—	—
Neuberger Berman Advisers Management Trust	—	—	—	—	—	—
Russell Investment Funds	2,416	3,704	30	232	89	55
Due from Northwestern Mutual Life Insurance Company	—	—	—	—	—	—

Total Assets	2,416	3,704	30	232	89	55

Liabilities:
Due to Northwestern Mutual Life Insurance Company	—	1	—	—	—	—

Total Liabilities	—	1	—	—	—	—

Total Net Assets	$2,416	$3,703	$30	$232	$89	$55

Net Assets:
Custom Variable Universal Life Policies Issued On or After January 31, 2007 (2)
Policyowners’ Equity	$1,699	$3,323	$30	$232	$89	$55
Executive Variable Universal Life Policies Issued On or After January 31, 2007 (3)
Policyowners’ Equity	630	247	—	—	—	—
Survivorship Variable Universal Life Policies Issued On or After January 31, 2007 (4)
Policyowners’ Equity	87	133	—	—	—	—

Total Net Assets	$2,416	$3,703	$30	$232	$89	$55

(1) Investments, at cost	$2,395	$3,129	$29	$225	$85	$52
Mutual Fund Shares Held	223	241	3	24	10	7
(2) Accumulation Unit Value	$22.402721	$37.550773	$12.706153	$11.789785	$10.802768	$9.799317
Units Outstanding	76	88	2	20	8	6
(3) Accumulation Unit Value	$22.402721	$37.550773	$12.706153	$11.789785	$10.802768	$9.799317
Units Outstanding	28	7	—	—	—	—
(4) Accumulation Unit Value	$22.402721	$37.550773	$12.706153	$11.789785	$10.802768	$9.799317
Units Outstanding	4	4	—	—	—	—

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities

Statements of Operations

Northwestern Mutual Variable Life Account II

For the Year Ended December 31, 2012

(in thousands)

	Growth Stock Division	Focused Appreciation Division	Large Cap Core Stock Division	Large Cap Blend Division	Index 500 Stock Division	Large Company Value Division
Income:
Dividend income	$19	$10	$26	$5	$160	$1

Net investment income (loss)	19	10	26	5	160	1

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	139	265	63	(1)	253	3
Realized gain distributions	—	—	—	21	163	—

Realized gains (losses)	139	265	63	20	416	3

Change in unrealized appreciation/ depreciation of investments during the period	188	350	65	17	632	1

Net increase (decrease) in net assets resulting from operations	$346	$625	$154	$42	$1,208	$5

	Domestic Equity Division	Equity Income Division	Mid Cap Growth Stock Division	Index 400 Stock Division	Mid Cap Value Division	Small Cap Growth Stock Division
Income:
Dividend income	$58	$44	$2	$32	$26	$—

Net investment income (loss)	58	44	2	32	26	—

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	245	177	92	67	11	153
Realized gain distributions	—	—	—	152	—	—

Realized gains (losses)	245	177	92	219	11	153

Change in unrealized appreciation/ depreciation of investments during the period	62	215	80	230	214	38

Net increase (decrease) in net assets resulting from operations	$365	$436	$174	$481	$251	$191

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations

Statements of Operations

Northwestern Mutual Variable Life Account II

For the Year Ended December 31, 2012

(in thousands)

	Index 600 Stock Division	Small Cap Value Division	International Growth Division	Research International Core Division	International Equity Division	Emerging Markets Equity Division
Income:
Dividend income	$10	$12	$33	$8	$226	$1

Net investment income (loss)	10	12	33	8	226	1

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	2	229	94	1	93	(11)
Realized gain distributions	8	37	—	—	—	—

Realized gains (losses)	10	266	94	1	93	(11)

Change in unrealized appreciation/ depreciation of investments during the period	12	193	281	54	1,320	122

Net increase (decrease) in net assets resulting from operations	$32	$471	$408	$63	$1,639	$112

	Money Market Division	Short-Term Bond Division	Select Bond Division	Long-Term U.S. Government Bond Division	Inflation Protection Division	High Yield Bond Division
Income:
Dividend income	$6	$7	$164	$6	$15	$182

Net investment income (loss)	6	7	164	6	15	182

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	—	—	68	18	22	10
Realized gain distributions	—	—	133	30	6	—

Realized gains (losses)	—	—	201	48	28	10

Change in unrealized appreciation/ depreciation of investments during the period	—	—	(69)	(28)	7	170

Net increase (decrease) in net assets resulting from operations	$6	$7	$296	$26	$50	$362

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations

Multi-Sector Bond Division	Commodities Return Strategy Division	Balanced Division	Asset Allocation Division	Fidelity VIP Mid Cap Division	Fidelity VIP Contrafund Division	Neuberger Berman AMT Socially Responsive Division	Russell Multi- Style Equity Division

$5	$—	$22	$1	$20	$7	$—	$20

5	—	22	1	20	7	—	20

25	(31)	24	30	164	8	7	139
4	—	—	—	419	—	—	—

29	(31)	24	30	583	8	7	139

97	5	92	6	4	20	4	109

$131	$(26)	$138	$37	$607	$35	$11	$268

Russell Aggressive Equity Division	Russell Non-U.S. Division	Russell Core Bond Division	Russell Global Real Estate Securities Division	Russell LifePoints Moderate Strategy Division	Russell LifePoints Balanced Strategy Division	Russell LifePoints Growth Strategy Division	Russell LifePoints Equity Growth Strategy Division

$12	$38	$49	$164	$1	$5	$1	$1

12	38	49	164	1	5	1	1

72	60	8	207	—	1	1	—
—	—	56	—	—	—	—	—

72	60	64	207	—	1	1	—

78	290	53	363	2	8	5	3

$162	$388	$166	$734	$3	$14	$7	$4

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations

Statements of Changes in Net Assets

Northwestern Mutual Variable Life Account II

(in thousands)

	Growth Stock Division		Focused Appreciation Division

	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011

Operations:
Net investment income (loss)	$19	$15	$10	$7
Net realized gains (losses)	139	27	265	235
Net change in unrealized appreciation/depreciation	188	(67)	350	(469)

Net increase (decrease) in net assets resulting from operations	346	(25)	625	(227)

Policy Transactions:
Policyowners’ net payments	504	601	867	947
Policy loans, surrenders and death benefits	(131)	(41)	(187)	(280)
Mortality and other (net)	(193)	(153)	(228)	(220)
Transfers from other divisions	13,095	4,059	6,229	14,114
Transfers to other divisions	(12,233)	(4,116)	(7,214)	(14,068)

Net increase (decrease) in net assets resulting from policy transactions	1,042	350	(533)	493

Net increase (decrease) in net assets	1,388	325	92	266

Net Assets:
Beginning of period	1,953	1,628	3,782	3,516

End of period	$3,341	$1,953	$3,874	$3,782

Units issued during the period	384	157	344	846
Units redeemed during the period	(354)	(146)	(372)	(822)

Net units issued (redeemed) during period	30	11	(28)	24

	Domestic Equity Division		Equity Income Division
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011

Operations:
Net investment income (loss)	$58	$51	$44	$38
Net realized gains (losses)	245	20	177	196
Net change in unrealized appreciation/depreciation	62	(65)	215	(261)

Net increase (decrease) in net assets resulting from operations	365	6	436	(27)

Policy Transactions:
Policyowners’ net payments	730	743	484	532
Policy loans, surrenders and death benefits	(87)	(160)	(153)	(179)
Mortality and other (net)	(189)	(172)	(156)	(121)
Transfers from other divisions	4,624	3,798	10,875	10,159
Transfers to other divisions	(5,148)	(3,646)	(10,886)	(9,767)

Net increase (decrease) in net assets resulting from policy transactions	(70)	563	164	624

Net increase (decrease) in net assets	295	569	600	597

Net Assets:
Beginning of period	2,548	1,979	2,540	1,943

End of period	$2,843	$2,548	$3,140	$2,540

Units issued during the period	401	365	632	704
Units redeemed during the period	(405)	(323)	(624)	(668)

Net units issued (redeemed) during period	(4)	42	8	36

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Large Cap Core Stock Division		Large Cap Blend Division		Index 500 Stock Division		Large Company Value Division
Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Period June 30 to December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Period June 30 to December 31, 2011

$26	$15	$5	$1	$160	$120	$1	$—
63	76	20	—	416	570	3	—
65	(103)	17	(3)	632	(622)	1	1

154	(12)	42	(2)	1,208	68	5	1

555	511	104	11	2,079	1,887	21	2
(119)	(103)	(4)	—	(174)	(283)	(1)	—
(148)	(120)	(24)	(2)	(475)	(378)	(4)	—
3,818	1,940	757	145	28,135	24,516	74	8
(3,819)	(2,091)	(459)	(41)	(26,995)	(23,711)	(53)	(1)

287	137	374	113	2,570	2,031	37	9

441	125	416	111	3,778	2,099	42	10

1,456	1,331	111	—	7,036	4,937	10	—

$1,897	$1,456	$527	$111	$10,814	$7,036	$52	$10

156	102	101	19	474	525	14	2
(146)	(97)	(57)	(5)	(436)	(491)	(9)	(1)

10	5	44	14	38	34	5	1

Mid Cap Growth Stock Division		Index 400 Stock Division		Mid Cap Value Division		Small Cap Growth Stock Division
Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011

$2	$5	$32	$28	$26	$20	$—	$7
92	251	219	501	11	64	153	170
80	(393)	230	(566)	214	(126)	38	(242)

174	(137)	481	(37)	251	(42)	191	(65)

410	477	758	942	326	223	597	712
(89)	(172)	(50)	(259)	(40)	(33)	(85)	(137)
(112)	(125)	(205)	(201)	(94)	(48)	(152)	(161)
2,996	11,246	8,287	12,938	6,592	2,279	4,626	3,829
(3,812)	(11,204)	(9,207)	(12,418)	(5,829)	(2,255)	(4,867)	(3,832)

(607)	222	(417)	1,002	955	166	119	411

(433)	85	64	965	1,206	124	310	346

2,087	2,002	3,453	2,488	902	778	2,054	1,708

$1,654	$2,087	$3,517	$3,453	$2,108	$902	$2,364	$2,054

48	173	342	554	355	190	172	181
(57)	(170)	(359)	(515)	(305)	(183)	(169)	(167)

(9)	3	(17)	39	50	7	3	14

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Statements of Changes in Net Assets

Northwestern Mutual Variable Life Account II

(in thousands)

	Index 600 Stock Division		Small Cap Value Division
	Year Ended December 31, 2012	Period June 30 to December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011

Operations:
Net investment income (loss)	$10	$—	$12	$17
Net realized gains (losses)	10	1	266	245
Net change in unrealized appreciation/depreciation	12	(1)	193	(317)

Net increase (decrease) in net assets resulting from operations	32	—	471	(55)

Policy Transactions:
Policyowners’ net payments	94	3	664	685
Policy loans, surrenders and death benefits	(1)	—	(154)	(253)
Mortality and other (net)	(14)	(1)	(184)	(166)
Transfers from other divisions	566	27	11,471	11,138
Transfers to other divisions	(286)	(8)	(11,494)	(10,893)

Net increase (decrease) in net assets resulting from policy transactions	359	21	303	511

Net increase (decrease) in net assets	391	21	774	456

Net Assets:
Beginning of period	21	—	2,779	2,323

End of period	$412	$21	$3,553	$2,779

Units issued during the period	69	3	516	576
Units redeemed during the period	(36)	(1)	(504)	(555)

Net units issued (redeemed) during period	33	2	12	21

	Money Market Division		Short-Term Bond Division
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Period June 30 to December 31, 2011

Operations:
Net investment income (loss)	$6	$4	$7	$2
Net realized gains (losses)	—	—	—	—
Net change in unrealized appreciation/depreciation	—	—	—	(3)

Net increase (decrease) in net assets resulting from operations	6	4	7	(1)

Policy Transactions:
Policyowners’ net payments	8,307	7,398	66	19
Policy loans, surrenders and death benefits	(367)	(448)	(291)	(1)
Mortality and other (net)	(354)	(316)	(10)	(2)
Transfers from other divisions	13,956	8,619	859	187
Transfers to other divisions	(20,323)	(14,336)	(263)	(26)

Net increase (decrease) in net assets resulting from policy transactions	1,219	917	361	177

Net increase (decrease) in net assets	1,225	921	368	176

Net Assets:
Beginning of period	3,715	2,794	176	—

End of period	$4,940	$3,715	$544	$176

Units issued during the period	575	438	102	38
Units redeemed during the period	(545)	(417)	(72)	(23)

Net units issued (redeemed) during period	30	21	30	15

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

International Growth Division		Research International Core Division		International Equity Division		Emerging Markets Equity Division
Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Period June 30 to December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Period June 30 to December 31, 2011

$33	$23	$8	$2	$226	$146	$1	$3
94	37	1	(5)	93	10	(11)	(11)
281	(333)	54	(5)	1,320	(895)	122	(27)

408	(273)	63	(8)	1,639	(739)	112	(35)

774	718	140	19	1,971	2,023	302	48
(76)	(104)	(15)	(3)	(389)	(553)	(20)	(2)
(172)	(153)	(33)	(4)	(541)	(473)	(64)	(7)
5,240	3,891	1,118	232	25,147	21,325	1,962	509
(5,276)	(3,648)	(762)	(101)	(24,890)	(20,693)	(1,390)	(158)

490	704	448	143	1,298	1,629	790	390

898	431	511	135	2,937	890	902	355

2,006	1,575	135	—	6,827	5,937	355	—

$2,904	$2,006	$646	$135	$9,764	$6,827	$1,257	$355

406	300	154	30	6,925	5,879	226	65
(375)	(255)	(101)	(13)	(6,597)	(5,474)	(153)	(28)

31	45	53	17	328	405	73	37

Select Bond Division		Long-Term U.S. Government Bond Division		Inflation Protection Division		High Yield Bond Division
Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Period June 30 to December 31, 2011	Year Ended December 31, 2012	Period June 30 to December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011

$164	$159	$6	$—	$15	$—	$182	$125
201	175	48	1	28	2	10	137
(69)	(7)	(28)	—	7	8	170	(180)

296	327	26	1	50	10	362	82

1,589	1,427	101	1	164	41	731	511
(613)	(278)	(152)	(1)	(309)	(1)	(38)	(121)
(405)	(359)	(22)	(1)	(28)	(4)	(161)	(126)
19,549	12,516	591	7	2,393	503	9,237	5,423
(18,502)	(12,783)	(221)	—	(1,787)	(217)	(9,169)	(5,101)

1,618	523	297	6	433	322	600	586

1,914	850	323	7	483	332	962	668

5,127	4,277	7	—	332	—	2,226	1,558

$7,041	$5,127	$330	$7	$815	$332	$3,188	$2,226

109	91	54	—	204	59	265	189
(101)	(88)	(35)	—	(173)	(35)	(250)	(173)

8	3	19	—	31	24	15	16

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Statements of Changes in Net Assets

Northwestern Mutual Variable Life Account II

(in thousands)

	Multi-Sector Bond Division		Commodities Return Strategy Division
	Year Ended December 31, 2012	Period June 30 to December 31, 2011	Year Ended December 31, 2012	Period June 30 to December 31, 2011

Operations:
Net investment income (loss)	$5	$12	$—	$—
Net realized gains (losses)	29	3	(31)	(4)
Net change in unrealized appreciation/depreciation	97	(12)	5	(31)

Net increase (decrease) in net assets resulting from operations	131	3	(26)	(35)

Policy Transactions:
Policyowners’ net payments	349	22	199	62
Policy loans, surrenders and death benefits	(174)	(1)	(12)	(2)
Mortality and other (net)	(57)	(4)	(36)	(8)
Transfers from other divisions	2,159	295	1,097	428
Transfers to other divisions	(958)	(77)	(918)	(126)

Net increase (decrease) in net assets resulting from policy transactions	1,319	235	330	354

Net increase (decrease) in net assets	1,450	238	304	319

Net Assets:
Beginning of period	238	—	319	—

End of period	$1,688	$238	$623	$319

Units issued during the period	218	42	165	69
Units redeemed during the period	(128)	(25)	(126)	(29)

Net units issued (redeemed) during period	90	17	39	40

	Neuberger Berman AMT Socially Responsive Division		Russell Multi-Style Equity Division
	Year Ended December 31, 2012	Period June 30 to December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011

Operations:
Net investment income (loss)	$—	$—	$20	$15
Net realized gains (losses)	7	(1)	139	82
Net change in unrealized appreciation/depreciation	4	2	109	(142)

Net increase (decrease) in net assets resulting from operations	11	1	268	(45)

Policy Transactions:
Policyowners’ net payments	57	11	412	517
Policy loans, surrenders and death benefits	(12)	(2)	(194)	(150)
Mortality and other (net)	(15)	(2)	(120)	(125)
Transfers from other divisions	420	111	3,445	2,603
Transfers to other divisions	(314)	(63)	(3,654)	(2,600)

Net increase (decrease) in net assets resulting from policy transactions	136	55	(111)	245

Net increase (decrease) in net assets	147	56	157	200

Net Assets:
Beginning of period	56	—	1,616	1,416

End of period	$203	$56	$1,773	$1,616

Units issued during the period	49	13	371	321
Units redeemed during the period	(37)	(7)	(379)	(301)

Net units issued (redeemed) during period	12	6	(8)	20

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Balanced Division		Asset Allocation Division		Fidelity VIP Mid-Cap Division		Fidelity VIP Contrafund Division
Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Period June 30 to December 31, 2011

$22	$37	$1	$8	$20	$1	$7	$1
24	71	30	29	583	341	8	—
92	(84)	6	(36)	4	(673)	20	2

138	24	37	1	607	(331)	35	3

304	449	63	69	1,051	1,058	141	13
(12)	(46)	(26)	(37)	(179)	(169)	(25)	(2)
(100)	(79)	(25)	(26)	(274)	(239)	(28)	(3)
5,744	5,435	427	508	19,821	7,121	923	132
(5,421)	(5,455)	(497)	(557)	(18,709)	(7,086)	(525)	(67)

515	304	(58)	(43)	1,710	685	486	73

653	328	(21)	(42)	2,317	354	521	76

1,413	1,085	344	386	2,970	2,616	76	—

$2,066	$1,413	$323	$344	$5,287	$2,970	$597	$76

42	45	32	47	746	318	103	16
(38)	(43)	(36)	(50)	(683)	(292)	(59)	(8)

4	2	(4)	(3)	63	26	44	8

Russell Aggressive Equity Division		Russell Non-U.S. Division		Russell Core Bond Division		Russell Global Real Estate Securities Division

Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011

$12	$5	$38	$29	$49	$50	$164	$51
72	52	60	27	64	47	207	(20)
78	(113)	290	(330)	53	(31)	363	(216)

162	(56)	388	(274)	166	66	734	(185)

288	403	491	628	674	480	860	784
(39)	(71)	(100)	(165)	(71)	(84)	(136)	(182)
(79)	(81)	(135)	(133)	(150)	(126)	(232)	(198)
1,899	1,557	4,280	3,640	5,201	3,469	5,742	4,047
(2,109)	(1,508)	(4,471)	(3,328)	(5,349)	(3,137)	(5,715)	(3,726)

(40)	300	65	642	305	602	519	725

122	244	453	368	471	668	1,253	540

1,047	803	1,917	1,549	1,945	1,277	2,450	1,910

$1,169	$1,047	$2,370	$1,917	$2,416	$1,945	$3,703	$2,450

134	130	367	349	281	222	213	191
(136)	(114)	(361)	(305)	(267)	(193)	(197)	(168)

(2)	16	6	44	14	29	16	23

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Statements of Changes in Net Assets

Northwestern Mutual Variable Life Account II

(in thousands)

	Russell LifePoints Moderate Strategy Division		Russell LifePoints Balanced Strategy Division
	Year Ended December 31, 2012	Period June 30 to December 31, 2011	Year Ended December 31, 2012	Period June 30 to December 31, 2011

Operations:
Net investment income (loss)	$1	$—	$5	$—
Net realized gains (losses)	—	—	1	—
Net change in unrealized appreciation/depreciation	2	—	8	(1)

Net increase (decrease) in net assets resulting from operations	3	—	14	(1)

Policy Transactions:
Policyowners’ net payments	8	2	73	2
Policy loans, surrenders and death benefits	—	(1)	—	(1)
Mortality and other (net)	(2)	—	(16)	—
Transfers from other divisions	30	38	249	59
Transfers to other divisions	(29)	(19)	(128)	(19)

Net increase (decrease) in net assets resulting from policy transactions	7	20	178	41

Net increase (decrease) in net assets	10	20	192	40

Net Assets:
Beginning of period	20	—	40	—

End of period	$30	$20	$232	$40

Units issued during the period	3	4	29	6
Units redeemed during the period	(3)	(2)	(13)	(2)

Net units issued (redeemed) during period	—	2	16	4

	Russell LifePoints Growth Strategy Division		Russell LifePoints Equity Growth Strategy Division
	Year Ended December 31, 2012	Period June 30 to December 31, 2011	Year Ended December 31, 2012	Period June 30 to December 31, 2011

Operations:
Net investment income (loss)	$1	$—	$1	$—
Net realized gains (losses)	1	—	—	—
Net change in unrealized appreciation/depreciation	5	(1)	3	—

Net increase (decrease) in net assets resulting from operations	7	(1)	4	—

Policy Transactions:
Policyowners’ net payments	37	6	22	3
Policy loans, surrenders and death benefits	—	(1)	—	(1)
Mortality and other (net)	(10)	(1)	(6)	—
Transfers from other divisions	96	36	30	8
Transfers to other divisions	(73)	(7)	(3)	(2)

Net increase (decrease) in net assets resulting from policy transactions	50	33	43	8

Net increase (decrease) in net assets	57	32	47	8

Net Assets:
Beginning of period	32	—	8	—

End of period	$89	$32	$55	$8

Units issued during the period	13	4	6	1
Units redeemed during the period	(8)	(1)	(1)	—

Net units issued (redeemed) during period	5	3	5	1

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Notes to Financial Statements

Northwestern Mutual Variable Life Account II

December 31, 2012

1. Organization — Northwestern Mutual Variable Life Account II (“the Account”) is registered as a unit investment trust under the Investment Company Act of 1940 and is a segregated asset account of The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”) used to fund variable life insurance policies (“the Policies”). The Account began operations on January 31, 2007.

All assets of each Division of the Account are invested in shares of the corresponding Portfolio of Northwestern Mutual Series Fund, Inc., Fidelity Variable Insurance Products, Neuberger Berman Advisers Management Trust and the Russell Investment Funds (collectively known as “the Funds”). The Funds are open-end investment companies registered under the Investment Company Act of 1940.

2. Significant Accounting Policies

A.	Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B.	Investment Valuation — The shares are valued at the Funds’ offering and redemption prices per share. As of December 31, 2012, all of the Account’s investments are identified as Level 1 securities for valuation purposes under the Fair Value Measurement Topic of the FASB Accounting Standards Codification. Level 1 securities are valued at fair value as determined by quoted prices in active markets for identical securities.

C.	Investment Income, Securities Transactions and Policy Dividends — Transactions in the Funds’ shares are accounted for on the trade date. The basis for determining cost on sale of the Funds’ shares is identified cost. Dividend income and distributions of net realized gains from the Funds are recorded on the ex–date of the dividends. Dividends and distributions received are reinvested in additional shares of the respective portfolios of the Funds. The Policies are eligible to receive policy dividends from Northwestern Mutual. Any dividends reinvested in the Account are reflected in Policyowners’ net payments in the accompanying financial statements.

D.	Taxes — Northwestern Mutual is taxed as a “life insurance company” under the Internal Revenue Code. The Policies, which are funded in the Account, are taxed as part of the operations of Northwestern Mutual. Currently, there is no charge being made against the assets of the Account for federal income taxes, but Northwestern Mutual reserves the right to charge for taxes in the future.

3. Purchases and Sales of Investments — Purchases and sales of the Funds’ shares for the year ended December 31, 2012 were as follows: (in thousands)

Division	Purchases	Sales
Growth Stock	$1,407	$346
Focused Appreciation	1,004	1,527
Large Cap Core Stock	606	290
Large Cap Blend	428	27
Index 500 Stock	3,386	737
Large Company Value	43	5
Domestic Equity	800	818
Equity Income	626	419
Mid Cap Growth Stock	423	1,026
Index 400 Stock	978	1,217
Mid Cap Value	1,125	145
Small Cap Growth Stock	615	501
Index 600 Stock	394	15
Small Cap Value	813	460
International Growth	834	315
Research International Core	515	59
International Equity	2,543	1,016
Emerging Markets Equity	894	100
Money Market	9,055	7,593
Short-Term Bond	954	586
Select Bond	3,283	1,367
Long-Term U.S. Government Bond	643	310
Inflation Protection	1,082	627
High Yield Bond	1,009	224
Multi-Sector Bond	1,711	383
Commodities Return Strategy	392	61
Balanced	665	128
Asset Allocation	65	122
Fidelity VIP Mid Cap	2,714	560
Fidelity VIP Contrafund	551	58
Neuberger Berman AMT Socially Responsive	172	35
Russell Multi-Style Equity	446	539
Russell Aggressive Equity	312	339
Russell Non-U.S.	541	437
Russell Core Bond	805	395
Russell Global Real Estate Securities	1,089	406
Russell LifePoints Moderate Strategy	11	2
Russell LifePoints Balanced Strategy	201	18
Russell LifePoints Growth Strategy	61	11
Russell LifePoints Equity Growth Strategy	52	9

Notes to Financial Statements

Notes to Financial Statements

4. Expenses and Related Party Transactions — A deduction for mortality and expense risks is determined monthly and paid to Northwestern Mutual. Mortality risk is the risk that insureds may not live as long as estimated. Expense risk is the risk that expenses of issuing and administering the Policies may exceed the estimated costs.

A deduction for the mortality and expense risks for Custom Variable Universal Life policies is determined at an annual rate of 0.35% of the amount invested in the Account for the Policy for the first ten Policy years, 0.20% for the next ten Policy years and 0.05% thereafter. A deduction for the mortality and expense risks for Executive Variable Universal Life policies is determined at an annual rate of 0.20% of the amounts invested in the Account for the Policy for the first ten Policy years, and 0.10% thereafter. A deduction for the mortality and expense risks for Survivorship Variable Universal Life Policies is determined at an annual rate of 0.10% of the amount invested in the Account for the Policy for the first twenty Policy years, and 0.05% thereafter.

Additional mortality and expense risks deductions are determined annually and are paid to Northwestern Mutual for the first ten Policy years on all Survivorship Variable Universal Life policies based on the age of the insured individuals at the time the policy was issued.

Additional mortality costs are determined monthly and are paid to Northwestern Mutual to cover the cost of providing insurance protection. This cost reflects expected mortality costs based upon actual experience.

Certain deductions are also made from the annual, single or other premiums before amounts are allocated to the Account. These deductions are for sales load, administrative expenses, taxes and a risk charge for the guaranteed death benefit among other charges which are detailed in the Prospectus.

The charges noted are reflected as a reduction in units and are included in Mortality and other in the accompanying financial statements.

5. Financial Highlights

(For a unit outstanding during the period)

	As of the respective period end date:			For the respective period ended:
Division	Units Outstanding (000's)	Unit Value	Net Assets (000's)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest	Total Return (1)
Growth Stock
Year Ended 12/31/12	90	$36.785012	$3,341	0.59%	0.05% to 0.35%	12.94%
Year Ended 12/31/11	60	32.569595	1,953	0.80	0.05 to 0.35	(1.30)
Year Ended 12/31/10	49	32.998214	1,628	0.86	0.05 to 0.35	12.37
Year Ended 12/31/09	31	29.365924	938	1.18	0.05 to 0.35	37.17
Year Ended 12/31/08	18	21.408736	394	1.25	0.05 to 0.35	(38.86)
Focused Appreciation
Year Ended 12/31/12	165	$23.543734	$3,874	0.28%	0.05% to 0.35%	20.14%
Year Ended 12/31/11	193	19.596705	3,782	0.18	0.05 to 0.35	(6.10)
Year Ended 12/31/10	169	20.869750	3,516	0.00	0.05 to 0.35	9.33
Year Ended 12/31/09	181	19.088595	3,450	0.00	0.05 to 0.35	42.47
Year Ended 12/31/08	103	13.397864	1,378	0.44	0.05 to 0.35	(40.01)
Large Cap Core Stock
Year Ended 12/31/12	65	$29.198468	$1,897	1.29%	0.05% to 0.35%	11.63%
Year Ended 12/31/11	55	26.156583	1,456	1.15	0.05 to 0.35	(1.21)
Year Ended 12/31/10	50	26.477036	1,331	1.26	0.05 to 0.35	12.91
Year Ended 12/31/09	25	23.449551	588	1.89	0.05 to 0.35	29.33
Year Ended 12/31/08	17	18.131181	294	1.79	0.05 to 0.35	(38.74)
Large Cap Blend
Year Ended 12/31/12	58	$9.155103	$527	1.17%	0.05% to 0.35%	15.20%
Period Ended 12/31/11 (3)	14	7.947227	111	2.27	0.05 to 0.35	(5.56)

(1)	Total Return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges. Returns are not annualized for periods less than one year.
(3)	Divisions commenced operations on June 30, 2011.

Notes to Financial Statements

Notes to Financial Statements

	As of the respective period end date:			For the respective period ended:
Division	Units Outstanding (000's)	Unit Value	Net Assets (000's)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest	Total Return (1)
Index 500 Stock
Year Ended 12/31/12	156	$69.136117	$10,814	1.77%	0.05% to 0.35%	15.76%
Year Ended 12/31/11	118	59.726031	7,036	1.84	0.05 to 0.35	1.95
Year Ended 12/31/10	84	58.583796	4,937	2.07	0.05 to 0.35	14.89
Year Ended 12/31/09	55	50.989051	2,807	2.95	0.05 to 0.35	26.40
Year Ended 12/31/08	26	40.340674	1,078	2.36	0.05 to 0.35	(36.94)
Large Company Value
Year Ended 12/31/12	6	$9.343226	$52	2.32%	0.05% to 0.35%	16.47%
Period Ended 12/31/11 (3)	1	8.021755	10	5.34	0.05 to 0.35	(3.12)
Domestic Equity
Year Ended 12/31/12	190	$15.037814	$2,843	2.15%	0.05% to 0.35%	14.35%
Year Ended 12/31/11	194	13.151218	2,548	2.12	0.05 to 0.35	0.91
Year Ended 12/31/10	152	13.033112	1,979	2.36	0.05 to 0.35	14.62
Year Ended 12/31/09	120	11.370681	1,362	3.63	0.05 to 0.35	29.52
Year Ended 12/31/08	66	8.778981	581	3.27	0.05 to 0.35	(38.49)
Equity Income
Year Ended 12/31/12	160	$19.550985	$3,140	1.57%	0.05% to 0.35%	17.23%
Year Ended 12/31/11	152	16.677245	2,540	1.64	0.05 to 0.35	(0.92)
Year Ended 12/31/10	116	16.832155	1,943	1.69	0.05 to 0.35	15.33
Year Ended 12/31/09	83	14.595160	1,216	3.12	0.05 to 0.35	24.58
Year Ended 12/31/08	46	11.715261	541	0.03	0.05 to 0.35	(35.81)
Mid Cap Growth Stock
Year Ended 12/31/12	22	$75.402575	$1,654	0.12%	0.05% to 0.35%	11.97%
Year Ended 12/31/11	31	67.344023	2,087	0.24	0.05 to 0.35	(6.18)
Year Ended 12/31/10	28	71.778944	2,002	0.30	0.05 to 0.35	23.86
Year Ended 12/31/09	21	57.953082	1,171	0.28	0.05 to 0.35	32.09 (2)
Year Ended 12/31/08	14	43.872392	619	0.36	0.05 to 0.35	(40.08)
Index 400 Stock
Year Ended 12/31/12	118	$29.923387	$3,517	0.92%	0.05% to 0.35%	17.64%
Year Ended 12/31/11	135	25.435391	3,453	0.86	0.05 to 0.35	(1.92)
Year Ended 12/31/10	96	25.934506	2,488	1.18	0.05 to 0.35	26.29
Year Ended 12/31/09	65	20.535699	1,320	1.86	0.05 to 0.35	37.00
Year Ended 12/31/08	43	14.989442	653	1.84	0.05 to 0.35	(36.28)
Mid Cap Value
Year Ended 12/31/12	100	$21.179677	$2,108	1.46%	0.05% to 0.35%	16.57%
Year Ended 12/31/11	50	18.168731	902	2.35	0.05 to 0.35	(0.61)
Year Ended 12/31/10	43	18.279525	778	1.29	0.05 to 0.35	19.93
Year Ended 12/31/09	28	15.242180	434	1.23	0.05 to 0.35	23.24
Year Ended 12/31/08	19	12.367958	237	0.00	0.05 to 0.35	(35.07)
Small Cap Growth Stock
Year Ended 12/31/12	75	$31.582975	$2,364	0.00%	0.05% to 0.35%	9.48%
Year Ended 12/31/11	72	28.847575	2,054	0.36	0.05 to 0.35	(2.78)
Year Ended 12/31/10	58	29.671998	1,708	0.84	0.05 to 0.35	25.85
Year Ended 12/31/09	34	23.577314	809	0.30	0.05 to 0.35	31.17
Year Ended 12/31/08	17	17.974245	316	0.20	0.05 to 0.35	(43.87)
Index 600 Stock
Year Ended 12/31/12	35	$11.903891	$412	4.14%	0.05% to 0.35%	15.80%
Period Ended 12/31/11 (3)	2	10.280016	21	1.82	0.05 to 0.35	(6.01)

(1)	Total Return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges. Returns are not annualized for periods less than one year.
(2)	Total return reflects the effect of a one-time class action settlement received on June 18, 2009. Absent the payment, the returns would have been 31.99% for the Mid Cap Growth Stock Division, 32.39% for the International Equity Division and 0.61% for the Money Market Division.
(3)	Divisions commenced operations on June 30, 2011.

Notes to Financial Statements

Notes to Financial Statements

	As of the respective period end date:			For the respective period ended:
Division	Units Outstanding (000's)	Unit Value	Net Assets (000's)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest	Total Return (1)
Small Cap Value
Year Ended 12/31/12	137	$25.839588	$3,553	0.38%	0.05% to 0.35%	16.33%
Year Ended 12/31/11	125	22.212770	2,779	0.63	0.05 to 0.35	(1.36)
Year Ended 12/31/10	104	22.519799	2,323	1.11	0.05 to 0.35	21.95
Year Ended 12/31/09	78	18.466637	1,431	0.88	0.05 to 0.35	28.18
Year Ended 12/31/08	54	14.406429	774	0.41	0.05 to 0.35	(28.13)
International Growth
Year Ended 12/31/12	170	$17.130842	$2,904	1.36%	0.05% to 0.35%	17.99%
Year Ended 12/31/11	139	14.519220	2,006	1.18	0.05 to 0.35	(13.17)
Year Ended 12/31/10	94	16.720938	1,575	0.97	0.05 to 0.35	16.43
Year Ended 12/31/09	61	14.361577	870	0.67	0.05 to 0.35	23.16
Year Ended 12/31/08	37	11.660588	429	1.92	0.05 to 0.35	(46.19)
Research International Core
Year Ended 12/31/12	70	$9.205651	$646	1.83%	0.05% to 0.35%	16.76%
Period Ended 12/31/11 (3)	17	7.884380	135	3.54	0.05 to 0.35	(15.93)
International Equity
Year Ended 12/31/12	2,182	$4.474566	$9,764	2.70%	0.05% to 0.35%	21.52%
Year Ended 12/31/11	1,854	3.682261	6,827	2.17	0.05 to 0.35	(10.10)
Year Ended 12/31/10	1,449	4.095847	5,937	3.12	0.05 to 0.35	7.67
Year Ended 12/31/09	1,000	3.803991	3,801	4.86	0.05 to 0.35	33.11 (2)
Year Ended 12/31/08	671	2.857743	1,918	3.21	0.05 to 0.35	(43.78)
Emerging Markets Equity
Year Ended 12/31/12	110	$11.369632	$1,257	0.15%	0.05% to 0.35%	18.83%
Period Ended 12/31/11 (3)	37	9.567929	355	2.16	0.05 to 0.35	(18.36)
Money Market
Year Ended 12/31/12	119	$41.497953	$4,940	0.14%	0.05% to 0.35%	0.15%
Year Ended 12/31/11	89	41.437528	3,715	0.12	0.05 to 0.35	0.14
Year Ended 12/31/10	68	41.380226	2,794	0.29	0.05 to 0.35	0.29
Year Ended 12/31/09	66	41.258586	2,720	0.70	0.05 to 0.35	0.76 (2)
Year Ended 12/31/08	39	40.947848	1,617	2.64	0.05 to 0.35	2.76
Short-Term Bond
Year Ended 12/31/12	45	$12.076410	$544	1.79%	0.05% to 0.35%	2.07%
Period Ended 12/31/11 (3)	15	11.832025	176	3.05	0.05 to 0.35	(0.42)
Select Bond
Year Ended 12/31/12	34	$204.702189	$7,041	2.64%	0.05% to 0.35%	4.96%
Year Ended 12/31/11	26	195.021673	5,127	3.36	0.05 to 0.35	7.16
Year Ended 12/31/10	23	181.992325	4,277	3.93	0.05 to 0.35	6.59
Year Ended 12/31/09	15	170.745431	2,588	5.68	0.05 to 0.35	9.37
Year Ended 12/31/08	8	156.116892	1,150	4.95	0.05 to 0.35	3.26
Long-Term U.S. Government Bond
Year Ended 12/31/12	19	$17.875038	$330	1.62%	0.05% to 0.35%	3.75%
Period Ended 12/31/11 (3)	—	17.228764	7	5.68	0.05 to 0.35	25.15
Inflation Protection
Year Ended 12/31/12	55	$14.701699	$815	2.04%	0.05% to 0.35%	7.35%
Period Ended 12/31/11 (3)	24	13.694886	332	0.04	0.05 to 0.35	6.60
High Yield Bond
Year Ended 12/31/12	77	$41.068270	$3,188	6.28%	0.05% to 0.35%	13.89%
Year Ended 12/31/11	62	36.059875	2,226	6.99	0.05 to 0.35	4.59
Year Ended 12/31/10	46	34.475967	1,558	7.29	0.05 to 0.35	14.56
Year Ended 12/31/09	34	30.094875	1,016	8.52	0.05 to 0.35	45.39
Year Ended 12/31/08	19	20.699102	401	9.45	0.05 to 0.35	(21.35)

(1)	Total Return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges. Returns are not annualized for periods less than one year.
(2)	Total return reflects the effect of a one-time class action settlement received on June 18, 2009. Absent the payment, the returns would have been 31.99% for the Mid Cap Growth Stock Division, 32.39% for the International Equity Division and 0.61% for the Money Market Division.
(3)	Divisions commenced operations on June 30, 2011.

Notes to Financial Statements

Notes to Financial Statements

	As of the respective period end date:			For the respective period ended:
Division	Units Outstanding (000's)	Unit Value	Net Assets (000's)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest	Total Return (1)
Multi-Sector Bond
Year Ended 12/31/12	107	$15.698283	$1,688	0.42%	0.05% to 0.35%	14.94%
Period Ended 12/31/11 (3)	17	13.657358	238	11.64	0.05 to 0.35	1.71
Commodities Return Strategy
Year Ended 12/31/12	79	$7.880392	$623	0.00%	0.05% to 0.35%	(2.35%)
Period Ended 12/31/11 (3)	40	8.070260	319	0.00	0.05 to 0.35	(11.02)
Balanced
Year Ended 12/31/12	13	$153.677764	$2,066	1.25%	0.05% to 0.35%	9.69%
Year Ended 12/31/11	9	140.096515	1,413	2.94	0.05 to 0.35	2.11
Year Ended 12/31/10	7	137.200077	1,085	2.32	0.05 to 0.35	11.96
Year Ended 12/31/09	4	122.549243	542	5.28	0.05 to 0.35	21.43
Year Ended 12/31/08	2	100.918470	167	1.48	0.05 to 0.35	(22.72)
Asset Allocation
Year Ended 12/31/12	19	$16.700324	$323	0.22%	0.05% to 0.35%	11.02%
Year Ended 12/31/11	23	15.042893	344	2.25	0.05 to 0.35	(0.08)
Year Ended 12/31/10	26	15.054442	386	3.10	0.05 to 0.35	13.01
Year Ended 12/31/09	20	13.321541	254	3.15	0.05 to 0.35	27.09
Year Ended 12/31/08	10	10.482012	112	2.90	0.05 to 0.35	(30.13)
Fidelity VIP Mid Cap
Year Ended 12/31/12	178	$29.733518	$5,287	0.42%	0.05% to 0.35%	14.56%
Year Ended 12/31/11	115	25.953961	2,970	0.02	0.05 to 0.35	(10.85)
Year Ended 12/31/10	89	29.113348	2,616	0.14	0.05 to 0.35	28.57
Year Ended 12/31/09	61	22.643898	1,370	0.54	0.05 to 0.35	39.75
Year Ended 12/31/08	29	16.202990	478	0.26	0.05 to 0.35	(39.61)
Fidelity VIP Contrafund
Year Ended 12/31/12	52	$11.458810	$597	1.61%	0.05% to 0.35%	16.14%
Period Ended 12/31/11 (3)	8	9.866342	76	2.07	0.05 to 0.35	(7.43)
Neuberger Berman AMT Socially Responsive
Year Ended 12/31/12	18	$10.715212	$203	0.31%	0.05% to 0.35%	10.98%
Period Ended 12/31/11 (3)	6	9.655117	56	1.00	0.05 to 0.35	(8.79)
Russell Multi-Style Equity
Year Ended 12/31/12	145	$12.171877	$1,773	1.11%	0.05% to 0.35%	15.69%
Year Ended 12/31/11	153	10.521100	1,616	0.94	0.05 to 0.35	(1.55)
Year Ended 12/31/10	133	10.686543	1,416	0.88	0.05 to 0.35	16.46
Year Ended 12/31/09	107	9.176223	991	1.17	0.05 to 0.35	31.40
Year Ended 12/31/08	60	6.983334	424	1.27	0.05 to 0.35	(40.56)
Russell Aggressive Equity
Year Ended 12/31/12	61	$19.088862	$1,169	1.10%	0.05% to 0.35%	15.84%
Year Ended 12/31/11	63	16.479338	1,047	0.49	0.05 to 0.35	(4.20)
Year Ended 12/31/10	47	17.202203	803	0.47	0.05 to 0.35	24.88
Year Ended 12/31/09	29	13.775086	418	0.50	0.05 to 0.35	31.39
Year Ended 12/31/08	20	10.483725	207	1.09	0.05 to 0.35	(42.92)
Russell Non-U.S.
Year Ended 12/31/12	156	$15.277391	$2,370	1.77%	0.05% to 0.35%	19.81%
Year Ended 12/31/11	150	12.750860	1,917	1.54	0.05 to 0.35	(12.88)
Year Ended 12/31/10	106	14.635995	1,549	0.71	0.05 to 0.35	11.42
Year Ended 12/31/09	66	13.135524	876	2.83	0.05 to 0.35	26.49
Year Ended 12/31/08	41	10.384851	424	0.00	0.05 to 0.35	(42.41)

(1)	Total Return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges. Returns are not annualized for periods less than one year.
(3)	Divisions commenced operations on June 30, 2011.

Notes to Financial Statements

Notes to Financial Statements

	As of the respective period end date:			For the respective period ended:
Division	Units Outstanding (000's)	Unit Value	Net Assets (000's)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest	Total Return (1)
Russell Core Bond
Year Ended 12/31/12	108	$22.402721	$2,416	2.29%	0.05% to 0.35%	8.38%
Year Ended 12/31/11	94	20.671320	1,945	3.17	0.05 to 0.35	4.68
Year Ended 12/31/10	65	19.746605	1,277	3.73	0.05 to 0.35	10.02
Year Ended 12/31/09	41	17.948158	730	4.73	0.05 to 0.35	15.81
Year Ended 12/31/08	21	15.497865	325	3.63	0.05 to 0.35	(3.57)
Russell Global Real Estate Securities
Year Ended 12/31/12	99	$37.550773	$3,703	5.21%	0.05% to 0.35%	27.56%
Year Ended 12/31/11	83	29.438654	2,450	2.18	0.05 to 0.35	(7.05)
Year Ended 12/31/10	60	31.671345	1,910	2.28	0.05 to 0.35	22.92
Year Ended 12/31/09	41	25.765834	1,057	4.34	0.05 to 0.35	28.94
Year Ended 12/31/08	20	19.982226	400	1.85	0.05 to 0.35	(36.68)
Russell LifePoints Moderate Strategy
Year Ended 12/31/12	2	$12.706153	$30	2.98%	0.05% to 0.35%	11.07%
Period Ended 12/31/11 (3)	2	11.440046	20	5.02	0.05 to 0.35	(3.67)
Russell LifePoints Balanced Strategy
Year Ended 12/31/12	20	$11.789785	$232	2.75%	0.05% to 0.35%	12.96%
Period Ended 12/31/11 (3)	4	10.437591	40	5.54	0.05 to 0.35	(6.53)
Russell LifePoints Growth Strategy
Year Ended 12/31/12	8	$10.802768	$89	2.28%	0.05% to 0.35%	14.22%
Period Ended 12/31/11 (3)	3	9.458077	32	4.23	0.05 to 0.35	(9.16)
Russell LifePoints Equity Growth Strategy
Year Ended 12/31/12	6	$ 9.799317	$55	2.10%	0.05% to 0.35%	15.68%
Period Ended 12/31/11 (3)	1	8.471141	8	3.99	0.05 to 0.35	(10.88)

(1)	Total Return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges. Returns are not annualized for periods less than one year.
(3)	Divisions commenced operations on June 30, 2011.

6. Subsequent Event — Northwestern Mutual is in the process of filing an application with the Securities and Exchange Commission (the “SEC”) seeking approval to substitute an unaffiliated mutual fund for the Commodities Return Strategy Portfolio (the “Commodities Portfolio”) as an investment option under the variable life insurance contracts issued by Northwestern Mutual (the “Substitution”). The date for completing the Substitution is subject to SEC approval which has not yet been received. The Commodities Portfolio is expected to dissolve immediately following the date of the Substitution. Northwestern Mutual or its affiliates will bear all expenses incurred in connection with the Substitution.

Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To The Northwestern Mutual Life Insurance Company Board of Trustees and

Policyowners of the Northwestern Mutual Variable Life Account II

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Northwestern Mutual Variable Life Account II and its Growth Stock Division, Focused Appreciation Division, Large Cap Core Stock Division, Large Cap Blend Division, Index 500 Stock Division, Large Company Value Division, Domestic Equity Division, Equity Income Division, Mid Cap Growth Stock Division, Index 400 Stock Division, Mid Cap Value Division, Small Cap Growth Stock Division, Index 600 Stock Division, Small Cap Value Division, International Growth Division, Research International Core Division, International Equity Division, Emerging Markets Equity Division, Money Market Division, Short-Term Bond Division, Select Bond Division, Long-Term U.S. Government Bond Division, Inflation Protection Division, High Yield Bond Division, Multi-Sector Bond Division, Commodities Return Strategy Division, Balanced Division, Asset Allocation Division, Fidelity VIP Mid Cap Division, Fidelity VIP Contrafund Division, Neuberger Berman AMT Socially Responsive Division, Russell Multi-Style Equity Division, Russell Aggressive Equity Division, Russell Non-US Division, Russell Core Bond Division, Russell Global Real Estate Securities Division, Russell LifePoints Moderate Strategy Division, Russell LifePoints Balanced Strategy Division, Russell LifePoints Growth Strategy Division, Russell LifePoints Equity Growth Strategy Division at December 31, 2012, and the results of each of their operations for the year then ended and the changes in each of their net assets for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of The Northwestern Mutual Life Insurance Company’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 2012 by correspondence with Northwestern Mutual Series Fund, Inc., Neuberger Berman Advisers Management Trust, Fidelity Variable Insurance Products and the Russell Investment Funds, provide a reasonable basis for our opinion.

February 28, 2013

Report of Independent Registered Public Accounting Firm

The following consolidated financial statements of Northwestern Mutual should be considered only as bearing upon the ability of Northwestern Mutual to meet its obligations under the Contract.

The Northwestern Mutual Life Insurance Company

Consolidated Financial Statements

December 31, 2012, 2011 and 2010

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

	December 31,
	2012	2011

Assets:
Bonds	$114,524	$103,753
Mortgage loans	24,346	22,804
Policy loans	15,789	15,147
Common and preferred stocks	4,266	7,420
Real estate	1,304	1,632
Other investments	11,356	11,047
Cash and temporary investments	2,393	2,421

Total investments	173,978	164,224

Due and accrued investment income	1,819	1,806
Net deferred tax assets	2,556	2,356
Deferred premium and other assets	2,721	2,603
Separate account assets	21,376	18,697

Total assets	$202,450	$189,686

Liabilities and surplus:
Reserves for policy benefits	$149,599	$140,917
Policyowner dividends payable	5,041	4,976
Interest maintenance reserve	1,224	1,112
Asset valuation reserve	3,216	3,349
Income taxes payable	507	605
Other liabilities	5,311	5,217
Separate account liabilities	21,376	18,697

Total liabilities	186,274	174,873

Surplus:
Surplus notes	1,750	1,750
Unassigned surplus	14,426	13,063

Total surplus	16,176	14,813

Total liabilities and surplus	$202,450	$189,686

The Northwestern Mutual Life Insurance Company

Consolidated Statements of Operations

(in millions)

	For the year ended December 31,
	2012	2011	2010

Revenue:
Premiums	$15,394	$14,618	$14,252
Net investment income	8,677	8,439	8,306
Other income	550	538	551

Total revenue	24,621	23,595	23,109

Benefits and expenses:
Benefit payments to policyowners and beneficiaries	7,302	7,074	6,876
Net additions to policy benefit reserves	8,561	7,949	7,950
Net transfers to separate accounts	492	481	382

Total benefits	16,355	15,504	15,208

Commissions and operating expenses	2,609	2,437	2,320

Total benefits and expenses	18,964	17,941	17,528

Gain from operations before dividends and taxes	5,657	5,654	5,581

Policyowner dividends	5,045	4,973	4,861

Gain from operations before taxes	612	681	720
Income tax expense (benefit)	37	6	(224)

Net gain from operations	575	675	944
Net realized capital gains (losses)	208	(30)	(188)

Net income	$783	$645	$756

The Accompanying Notes are an Integral Part of the Financial Statements.

The Northwestern Mutual Life Insurance Company

Consolidated Statements of Cash Flows

(in millions)

	For the year ended December 31,
	2012	2011	2010

Beginning of year balance	$14,813	$14,385	$12,403

Net income	783	645	756

Change in net unrealized capital gains (losses)	379	(213)	1,278

Change in net deferred tax assets	315	242	(119)

Change in nonadmitted assets and other	(173)	(142)	(407)

Change in asset valuation reserve	133	(99)	(1,407)

Change in reserve valuation basis	(59)	-	131

Surplus note issuance	-	-	1,750

Change in accounting principle	(15)	(5)	-

Net increase in surplus	1,363	428	1,982

End of year balance	$16,176	$14,813	$14,385

The Accompanying Notes are an Integral Part of the Financial Statements.

The Northwestern Mutual Life Insurance Company

Consolidated Statements of Cash Flows

(in millions)

	For the year ended December 31,
	2012	2011	2010

Cash flows from operating activities:
Premiums and other income received	$11,211	$10,529	$10,169
Investment income received	8,901	8,537	8,309
Benefit payments to policyowners and beneficiaries	(7,702)	(7,336)	(7,206)
Net transfers to separate accounts	(474)	(459)	(355)
Commissions, expenses and taxes paid	(3,118)	(2,607)	(1,988)

Net cash provided by operating activities	8,818	8,664	8,929

Cash flows from investing activities:
Proceeds from investments sold or matured:
Bonds	52,715	44,677	37,109
Common and preferred stocks	7,360	8,618	7,301
Mortgage loans	3,581	2,974	3,190
Real estate	785	151	138
Other investments	1,733	1,725	1,453

	66,174	58,145	49,191

Cost of investments acquired:
Bonds	63,083	51,051	42,791
Common and preferred stocks	3,801	7,040	8,970
Mortgage loans	5,129	4,485	3,488
Real estate	192	233	247
Other investments	1,731	2,127	2,350

	73,936	64,936	57,846

Disbursement of policy loans, net of repayments	642	674	755

Net cash applied to investing activities	(8,404)	(7,465)	(9,410)

Cash flows from financing and miscellaneous sources:
Surplus notes issuance	-	-	1,750
Net inflows (outflows) on deposit-type contracts	113	(154)	56
Other cash applied	(555)	(552)	(2,007)

Net cash applied to financing and miscellaneous sources	(442)	(706)	(201)

Net increase (decrease) in cash and temporary investments	(28)	493	(682)

Cash and temporary investments, beginning of year	2,421	1,928	2,610

Cash and temporary investments, end of year	$2,393	$2,421	$1,928

The Accompanying Notes are an Integral Part of the Financial Statements.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

1.	Basis of Presentation

The accompanying consolidated statutory financial statements include the accounts of The Northwestern Mutual Life Insurance Company and its wholly-owned subsidiary, Northwestern Long Term Care Insurance Company (together, “the Company”). All intercompany balances and transactions have been eliminated. The Company offers life, annuity, disability and long-term care insurance products to the personal, business and estate markets throughout the United States of America.

The consolidated financial statements were prepared in accordance with accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (“statutory basis of accounting”), which are based on the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”). Financial statements prepared on the statutory basis of accounting differ from financial statements prepared in accordance with generally accepted accounting principles (“GAAP”), primarily because on a GAAP basis: (1) certain policy acquisition costs are deferred and amortized, (2) most bond and preferred stock investments are reported at fair value, (3) policy benefit reserves are established using different actuarial methods and assumptions, (4) deposit-type contracts, for which premiums, benefits and reserve changes are not included in revenue or benefits as reported in the statements of operations, are defined differently, (5) majority-owned, non-insurance subsidiaries are consolidated, (6) changes in deferred taxes are reported as a component of net income and (7) no deferral of realized investment gains and losses is permitted. The effects on the Company’s financial statements attributable to the differences between the statutory basis of accounting and GAAP are material.

Certain accounting practices used by the Company vary from the Accounting Practices and Procedures Manual of the NAIC with the permission of the Office of the Commissioner of Insurance of the State of Wisconsin (“permitted practices”). Permitted practices are used in situations where the NAIC does not provide accounting guidance specific to a transaction entered into by the Company or where the Company and the Office of the Commissioner of Insurance of the State of Wisconsin (“OCI”) agree that an alternative accounting practice would be more appropriate based on the Company’s circumstances.

The Company currently utilizes permitted accounting practices for valuation of its oil and gas investments (see Note 3) and its investment in Frank Russell Company common stock (see Note 11).

2.	Summary of Significant Accounting Policies

The preparation of financial statements in accordance with the statutory basis of accounting requires management to make estimates or assumptions about the future that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the annual periods presented. Actual future results could differ from these estimates and assumptions.

Investments

See Notes 3, 4 and 15 regarding the statement value and fair value of the Company’s investments in bonds, mortgage loans, common and preferred stocks, real estate and other investments, including derivative instruments.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

Policy Loans

Policy loans represent amounts borrowed from the Company by life insurance policyowners, secured by the cash value of the related policies, and are reported at unpaid principal balance. Policy loans earn interest at either a fixed rate or at a variable rate that is reset annually, dependent on the related election made by the policyowner when applying for their policy. Some policies with a fixed rate loan provision permit the Company, at its discretion, to set an interest rate below that specified by the policy. Annual interest rates on policy loans ranged from 4.60% to 8.00% for loans outstanding at December 31, 2012. Policy loans have no stated maturity date, with repayment of principal made at the discretion of the policyowner. Policyowner dividends available on the portion of life insurance cash values that serve as collateral for policy loans are generally determined using the “direct recognition method,” whereby dividends on the loaned portion of such policies are calculated with reference to the interest rate charged on the policy loan. As a result, the Company considers the unpaid principal balance of policy loans to approximate fair value.

Temporary Investments

Temporary investments represent securities that had maturities of one year or less at purchase, primarily money market funds and short-term commercial paper. These investments are reported at amortized cost, which approximates fair value.

Separate Accounts

Separate account assets and related reserve liabilities represent the segregation of balances attributable to variable life insurance and variable annuity products, as well as a group annuity separate account used to fund certain of the Company’s employee and financial representative benefit plan obligations. All separate account assets are legally insulated from claims by the Company’s general account policyowners and creditors. Variable product policyowners bear the investment performance risk associated with these products. Separate account assets related to variable products are invested at the direction of the policyowner in a variety of mutual fund options. Variable annuity policyowners also have the option to invest in stated-rate investment options through the Company’s general account. Separate account assets are generally reported at fair value based primarily on quoted market prices for the underlying investment securities. See Note 7 and Note 15 for more information regarding the Company’s separate accounts and Note 8 for more information regarding the Company’s employee and financial representative benefit plans.

Reserves for Policy Benefits

Reserves for policy benefits generally represent the net present value of future policy benefits less future policy premiums, calculated using actuarial methods, mortality and morbidity experience tables and valuation interest rates prescribed or permitted by the OCI. These actuarial tables and methods include assumptions regarding future mortality and morbidity experience. Actual future experience could differ from the assumptions used to make these reserve estimates. See Note 5 and Note 15 for more information regarding the Company’s reserves for policy benefits.

Policyowner Dividends

All life, disability and long-term care insurance policies and certain annuity policies issued by the Company are participating. Annually, the Company’s Board of Trustees approves dividends payable on participating policies during the subsequent fiscal year, which are accrued and charged to operations when approved. Depending on the type of policy they own, participating policyowners generally have the option to receive their dividends in cash, use them to reduce future premiums due, use them to purchase additional insurance benefits or leave them on deposit with the Company to accumulate interest. Dividends used by policyowners to purchase additional

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

insurance benefits are reported as premiums in the consolidated statements of operations but are not included in premiums received or benefit payments in the consolidated statements of cash flows. The Company’s annual approval and declaration of policyowner dividends includes a guarantee of a minimum aggregate amount of dividends to be paid to policyowners as a group in the subsequent calendar year. If this guaranteed amount is greater than the aggregate of actual dividends paid to policyowners in the subsequent year, the difference is paid in the immediately succeeding calendar year.

Interest Maintenance Reserve

The Company is required to maintain an interest maintenance reserve (“IMR”). The IMR is used to defer realized capital gains and losses, net of any income tax, on fixed income investments and derivatives that are attributable to changes in market interest rates, including both changes in risk-free market interest rates and market credit spreads. Net realized capital gains and losses deferred to the IMR are amortized into investment income over the estimated remaining term to maturity of the investment sold or the asset/liability hedged by an interest rate-related derivative instrument.

Asset Valuation Reserve

The Company is required to maintain an asset valuation reserve (“AVR”). The AVR represents a reserve for invested asset valuation using a formula prescribed by the NAIC. The AVR is intended to protect surplus by absorbing declines in the value of the Company’s investments that are not related to changes in interest rates. Increases or decreases in the AVR are reported as direct adjustments to surplus in the consolidated statements of changes in surplus.

Premium Revenue

Most life insurance premiums are recognized as revenue at the beginning of each respective policy year. Universal life insurance and annuity premiums are recognized as revenue when received. Considerations received on supplementary annuity contracts without life contingencies are deposit-type transactions and excluded from revenue in the consolidated statements of operations. Disability and long-term care insurance premiums are recognized as revenue when due. Premium revenue is reported net of ceded reinsurance. See Note 9 for more information regarding the Company’s use of reinsurance.

Net Investment Income

Net investment income primarily represents interest and dividends received or accrued on bonds, mortgage loans, common and preferred stocks, policy loans and other investments. Net investment income also includes dividends and distributions paid to the Company from the accumulated earnings of joint ventures, partnerships and unconsolidated non-insurance subsidiaries and prepayment fees on bonds and mortgage loans. Net investment income is reduced by investment management expenses, real estate depreciation, depletion related to oil and natural gas investments, interest costs associated with securities lending and interest and issuance costs related to the Company’s surplus notes. See Note 3 for more information regarding net investment income and Note 14 for more information regarding the Company’s surplus notes.

Other Income

Other income primarily represents ceded reinsurance expense allowances and various insurance policy charges. See Note 9 for more information regarding the Company’s use of reinsurance.

Benefit Payments to Policyowners and Beneficiaries

Benefit payments to policyowners and beneficiaries include death, surrender, disability and long-term care benefits, as well as matured endowments and payments on supplementary annuity

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

contracts that include life contingencies. Benefit payments on supplementary annuity contracts without life contingencies are deposit-type transactions and excluded from benefits in the consolidated statements of operations. Benefit payments are reported net of ceded reinsurance recoveries. See Note 9 for more information regarding the Company’s use of reinsurance.

Commissions and Operating Expenses

Commissions and other operating costs, including costs of acquiring new insurance policies, are generally charged to expense as incurred.

Information Technology Equipment and Software

The cost of information technology (“IT”) equipment and operating system software is generally capitalized and depreciated over three years using the straight-line method. Non-operating system software is generally capitalized and depreciated over a maximum of five years. IT equipment and operating software assets of $35 million and $30 million at December 31, 2012 and 2011, respectively, are included in other assets in the consolidated statements of financial position and are net of accumulated depreciation of $233 million and $219 million, respectively. Non-operating software costs, net of accumulated depreciation, are nonadmitted assets and thereby excluded from assets and surplus in the consolidated statements of financial position. Depreciation expense for IT equipment and software totaled $67 million, $71 million and $80 million for the years ended December 31, 2012, 2011 and 2010, respectively.

Furniture, Fixtures and Equipment

The cost of furniture, fixtures and equipment, including leasehold improvements, is generally capitalized and depreciated over the useful life of the assets using the straight-line method. The cost of furniture, fixtures and equipment, net of accumulated depreciation, are nonadmitted assets and thereby excluded from assets and surplus in the consolidated statements of financial position. Depreciation expense for furniture, fixtures and equipment totaled $7 million for each of the years ended December 31, 2012, 2011 and 2010.

Investment Capital Gains and Losses

Realized capital gains and losses are recognized based upon specific identification of investment assets sold. Realized capital losses also include valuation adjustments for impairment of bonds, mortgage loans, common and preferred stocks, real estate and other investments that have experienced a decline in fair value that management considers to be “other than temporary.” Realized capital gains and losses as reported in the consolidated statements of operations are net of any capital gains tax (or benefit) and exclude any deferrals to the IMR of interest-rate related capital gains or losses. See Note 3 for more information regarding realized capital gains and losses, including other-than-temporary valuation adjustments.

Unrealized capital gains and losses include currency translation adjustments or foreign-denominated bonds and changes in the fair value of common stocks and other equity investments and are reported net of any related changes in deferred taxes. Other changes in the Company’s equity method share of the accumulated earnings of joint ventures, partnerships and unconsolidated non-insurance subsidiaries are also reported as changes in unrealized capital gains and losses. Changes in unrealized capital gains and losses are reported in the consolidated statements of changes in surplus. See Note 3 for more information regarding unrealized capital gains and losses.

Nonadmitted Assets

Certain assets are designated as “nonadmitted” on the statutory basis of accounting. Such assets, principally related to pension funding, amounts advanced to or due from the Company’s financial

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

representatives, furniture, fixtures, equipment and non-operating software (net of accumulated depreciation), deferred tax assets in excess of statutory limits and certain equity-method investments for which audits are not performed are excluded from assets and surplus in the consolidated statements of financial position. Changes in nonadmitted assets are reported as a direct adjustment to surplus in the consolidated statements of changes in surplus.

Foreign Currency Translation

All of the Company’s insurance operations are conducted in the United States of America on a U.S. dollar-denominated basis. The Company does make bond, equity and other investments that are denominated in a foreign currency or issued by an entity doing business in another country. Investments denominated in a foreign currency are translated to U.S. dollars at each reporting date using then-current market foreign exchange rates. Translation gains or losses relating to fluctuations in market exchange rates are reported as a change in unrealized capital gains and losses until the related investment security is sold or matures, at which time a realized capital gain or loss is reported. Transactions denominated in a foreign currency, such as receipt of foreign-denominated interest or dividends, are translated to U.S. dollars based on the actual exchange rate at the time of the transaction. See Note 4 for more information regarding the Company’s use of derivatives to mitigate exposure to fluctuations in foreign currency exchange rates.

Subsequent Events

Company management has evaluated events subsequent to December 31, 2012 through February 27, 2013, the date these consolidated financial statements were available to be issued. Based on this evaluation, it is management’s opinion that no events subsequent to December 31, 2012 have occurred that are material to the Company’s financial position at that date or the results of its operations for the periods then ended. On January 23, 2013 the Company announced prospective amendments to its employee defined benefit and employee postretirement benefit plans that will have material effects on its accounting for these plans beginning in 2013. See Note 8 for more information regarding these plan amendments.

Reclassifications

Certain amounts in prior year financial statements balances and footnote disclosures have been reclassified to conform to the current year presentation.

3.	Investments

Bonds

The Securities Valuation Office (“SVO”) of the NAIC evaluates the credit quality of the Company’s bond investments and issues related credit ratings. Bonds rated at “1” (highest quality), “2” (high quality), “3” (medium quality), “4” (low quality) or “5” (lower quality) are reported in the financial statements at amortized cost, less any valuation adjustment. Bonds rated “6” (lowest quality) are reported at the lower of amortized cost or fair value. The interest method is used to amortize any purchase premium or discount, including estimates of future prepayments that are obtained from independent sources. Prepayment assumptions are updated at least annually, with the retrospective method used to adjust net investment income for changes in the estimated yield to maturity.

The statutory basis of accounting permits fair value disclosures for bonds to be based on valuations published by the SVO, quoted market prices, independent pricing services or internally-developed pricing models. The disclosure of fair value for bonds is primarily based on independent pricing services or internally-developed pricing models utilizing observable market data. See Note 15 for more information regarding the fair value of the Company’s investments in bonds.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

Statement value and fair value of bonds at December 31, 2012 and 2011, summarized by asset categories required in the NAIC Annual Statement, were as follows:

December 31, 2012	Reconciliation to Fair Value
	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
U.S. Government	$7,203	$1,393	$(1)	$8,595
States, territories and possessions	677	135	-	812
Special revenue and assessments	24,183	1,375	(10)	25,548
All foreign governments	326	66	-	392
Hybrid securities	450	35	(36)	449
Industrial and miscellaneous	81,685	9,009	(212)	90,482

Total bonds	$114,524	$12,013	$(259)	$126,278

December 31, 2011	Reconciliation to Fair Value
	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
U.S. Government	$7,444	$1,370	$-	$8,814
States, territories and possessions	739	55	(4)	790
Special revenue and assessments	20,489	1,298	(16)	21,771
All foreign governments	353	61	-	414
Hybrid securities	559	22	(81)	500
Industrial and miscellaneous	74,169	6,556	(755)	79,970

Total bonds	$103,753	$9,362	$(856)	$112,259

Bonds classified by the NAIC as “special revenue and assessments” consist primarily of government agency-issued residential mortgage-backed securities and municipal bonds issued by political subdivisions to finance specific public projects. Bonds classified as “industrial and miscellaneous” bond category consists primarily of notes issued by corporate entities, private utilities and structured securities not issued by government agencies.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

Statement value of bonds by NAIC rating category at December 31, 2012 and 2011 was as follows:

December 31, 2012	NAIC Rating
	1	2	3	4	5	6	Total
	(in millions)
U.S. Government	$7,203	$-	$-	$-	$-	$-	$7,203
States, territories and possessions	677	-	-	-	-	-	677
Special revenue and assessments	24,080	28	31	44	-	-	24,183
All foreign governments	300	26	-	-	-	-	326
Hybrid securities	144	208	42	56	-	-	450
Industrial and miscellaneous	36,839	34,676	5,015	3,628	1,370	157	81,685

Total bonds	$69,243	$34,938	$5,088	$3,728	$1,370	$157	$114,524

December 31, 2011	NAIC Rating
	1	2	3	4	5	6	Total
	(in millions)
U.S. Government	$7,444	$-	$-	$-	$-	$-	$7,444
States, territories and possessions	719	20	-	-	-	-	739
Special revenue and assessments	20,445	11	33	-	-	-	20,489
All foreign governments	327	26	-	-	-	-	353
Hybrid securities	236	224	86	8	-	5	559
Industrial and miscellaneous	34,351	30,135	4,590	3,301	1,586	206	74,169

Total bonds	$63,522	$30,416	$4,709	$3,309	$1,586	$211	$103,753

Based on statement value, 91% of the Company’s bond portfolio was rated either 1 or 2 (i.e., was rated as “investment grade”) by the NAIC at each of December 31, 2012 and 2011.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

Statement value and fair value of bonds by contractual maturity at December 31, 2012 are summarized below. Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment premiums.

	Statement Value	Fair Value
	(in millions)
Due in one year or less	$2,454	$2,510
Due after one year through five years	26,466	28,460
Due after five years through ten years	35,269	39,335
Due after ten years	19,192	23,194

	83,381	93,499
Structured securities	31,143	32,779

Total bonds	$114,524	$126,278

The Company’s bond portfolio includes investments in structured securities, with a significant concentration in residential mortgage-backed securities issued by government agencies. Statement value and fair value of structured securities at December 31, 2012 and 2011, aggregated by investment grade or “below investment grade” (i.e., rated 3, 4, 5 or 6 by the NAIC), were as follows:

December 31, 2012	Investment Grade		Below Investment Grade		Total
	Statement Value	Fair Value	Statement Value	Fair Value	Statement Value	Fair Value
	(in millions)
Residential mortgage-backed:
Government agencies	$22,738	$23,783	$-	$-	$22,738	$23,783
Other prime	289	304	9	8	298	312
Other below-prime	163	167	41	42	204	209
Commercial mortgage-backed:
Government agencies	414	454	-	-	414	454
Conduit	1,902	2,003	136	97	2,038	2,100
Re-REMIC	514	561	31	32	545	593
Collateralized debt obligations	21	18	19	12	40	30
Other commercial mortgage-backed	61	70	9	8	70	78
Other asset-backed	4,594	5,015	202	205	4,796	5,220

Total structured securities	$30,696	$32,375	$447	$404	$31,143	$32,779

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

December 31, 2011	Investment Grade		Below Investment Grade		Total
	Statement Value	Fair Value	Statement Value	Fair Value	Statement Value	Fair Value
	(in millions)
Residential mortgage-backed:
Government agencies	$19,398	$20,589	$-	$-	$19,398	$20,589
Other prime	850	876	7	6	857	882
Other below-prime	314	305	70	58	384	363
Commercial mortgage-backed:
Government agencies	605	650	-	-	605	650
Conduit	2,211	2,304	238	141	2,449	2,445
Re-REMIC	343	367	54	51	397	418
Collateralized debt obligations	28	24	21	11	49	35
Other commercial mortgage-backed	67	74	7	7	74	81
Other asset-backed	4,529	4,934	465	497	4,994	5,431

Total structured securities	$28,345	$30,123	$862	$771	$29,207	$30,894

Based on statement value, 99% and 97% of the Company’s structured securities portfolio was rated as investment grade at December 31, 2012 and 2011, respectively.

Mortgage Loans

Mortgage loans consist solely of commercial mortgage loans underwritten and originated by the Company and are reported at unpaid principal balance, less any valuation adjustments or unamortized commitment or origination fees. Such fees are generally deferred upon receipt and amortized into net investment income over the life of the loan using the interest method.

The statement value of mortgage loans by collateral property type and U.S. geographic location at December 31, 2012 and 2011 was as follows:

December 31, 2012	East	Midwest	South	West	Total
	(in millions)
Apartment	$2,092	$372	$1,556	$2,760	$6,780
Office	2,292	416	1,599	3,057	7,364
Retail	2,368	649	2,110	1,892	7,019
Warehouse/Industrial	468	231	493	1,083	2,275
Other	205	143	299	261	908

Total	$7,425	$1,811	$6,057	$9,053	$24,346

December 31, 2011	East	Midwest	South	West	Total
	(in millions)
Apartment	$1,995	$353	$1,456	$2,675	$6,479
Office	2,076	482	1,703	2,327	6,588
Retail	2,190	475	1,690	1,834	6,189
Warehouse/Industrial	464	368	515	1,263	2,610
Other	178	146	389	225	938

Total	$6,903	$1,824	$5,753	$8,324	$22,804

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

The statement value of mortgage loans by contractual maturity at December 31, 2012 is summarized below. Actual maturities may differ from contractual maturities because certain borrowers have the right to prepay obligations with or without prepayment premiums.

Statement Value
(in millions)
Due in one year or less	$1,606
Due after one year through two years	1,262
Due after two years through five years	6,304
Due after five years through eight years	6,134
Due after eight years	9,040

$24,346

The maximum and minimum interest rates for mortgage loans originated during 2012 were 6.00% and 3.50%, respectively, while these rates during 2011 were 8.50% and 3.83%, respectively. The aggregate weighted-average ratio of amounts loaned to the fair value of collateral (“loan-to-value ratio”) for mortgage loans originated or refinanced during 2012 and 2011 was 60% and 59%, respectively, with a maximum of 100% for any single loan during each of 2012 and 2011. Mortgage loans that were refinanced at market rates to existing borrowers represented $1.1 billion and $0.8 billion of new loan originations for the years ended December 31, 2012 and 2011, respectively. Loans with a 100% loan-to-value (“LTV”) ratio at origination are made on a very limited basis and generally represent construction loans on build-to-suit properties. These loans are expected to be refinanced with conventional mortgage loans having a LTV ratio between 50% and 70% upon completion of construction. At December 31, 2012 and 2011, the aggregate weighted-average LTV ratio for the mortgage loan portfolio was 57% and 59%, respectively.

The statement value of mortgage loans by collateral property type and LTV ratio at December 31, 2012 and 2011 was as follows:

December 31, 2012	< 50%	51%-70%	71%-90%	> 90%	Total
	(in millions)
Apartment	$1,476	$4,485	$562	$257	$6,780
Office	2,175	4,513	626	50	7,364
Retail	1,607	4,876	497	39	7,019
Warehouse/Industrial	464	1,017	728	66	2,275
Other	127	635	74	72	908

Total	$5,849	$15,526	$2,487	$484	$24,346

December 31, 2011	< 50%	51%-70%	71%-90%	> 90%	Total
	(in millions)
Apartment	$1,478	$3,869	$1,022	$110	$6,479
Office	2,096	3,256	1,048	188	6,588
Retail	1,436	3,743	950	60	6,189
Warehouse/Industrial	490	997	937	186	2,610
Other	169	537	184	48	938

Total	$5,669	$12,402	$4,141	$592	$22,804

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

The aggregate statement value of mortgage loans with LTV ratios in excess of 100% was$104 million and $242 million at December 31, 2012 and 2011, respectively.

The estimated fair value of the collateral securing each commercial mortgage loan is updated at least annually by the Company’s real estate professionals. More frequent updates are performed if deemed necessary by changes in market capitalization rates, borrower financial strength and/or property operating performance. Fair value of the collateral is estimated using the income capitalization approach based on stabilized property income and market capitalization rates. Stabilized property income is derived from actual property financial statements adjusted for non-recurring items, normalized market vacancy and lease rollover, among other factors. Other collateral, such as excess land and additional capital required to maintain property income, is also factored into fair value estimates. Both private market transactions and public market alternatives are considered in determining appropriate market capitalization rates. See Note 15 for more information regarding the fair value of the Company’s investments in mortgage loans.

In the normal course of business, the Company may refinance or otherwise modify the terms of an existing mortgage loan, typically in reaction to a proposal by the borrower. These modifications can include a partial repayment of outstanding loan principal, changes to interest rates, extensions of loan maturity and/or changes to loan covenants. When such modifications are made, statutory accounting guidance requires that the new terms of the loan be evaluated to determine whether the modification qualifies as a “troubled debt restructuring.” If new terms are extended to a borrower that are less favorable to the Company than those currently being offered to new borrowers under similar circumstances in an arms-length transaction, a realized capital loss is reported for the estimated amount of the economic concessions made and the reported value of the mortgage loan is reduced. The Company reported $9 million, $0 and $2 million of realized capital losses related to troubled debt restructuring of mortgage loans for the years ended December 31, 2012, 2011 and 2010, respectively. At December 31, 2012 and 2011, the Company had $68 million and $34 million, respectively, of principal outstanding on mortgage loans that were considered “restructured.”

In circumstances where management has deemed it probable that the Company will be unable to collect all contractual principal and interest on a mortgage loan, a valuation allowance is established to reduce the statement value of the mortgage loan to its net realizable value. Changes to mortgage loan valuation allowances are reported as a change in unrealized capital gains and losses in the consolidated statements of changes in surplus. If management later determines that the decline in value is other than temporary, a realized capital loss is reported, and any temporary valuation allowance is reversed. The Company had no mortgage loan valuation allowances at either December 31, 2012 or 2011.

Common and Preferred Stocks

Common stocks are generally reported at fair value, with$3.6 billion and $6.6 billion of common stock included in the consolidated statements of financial position at December 31, 2012 and 2011, respectively. The statutory basis of accounting permits fair value for common stocks to be based on valuations published by the SVO, quoted market prices, independent pricing services or internally-developed pricing models. The fair value for publicly-traded common stocks is based primarily on quoted market prices. For private common stocks without quoted market prices, fair value is based upon internally-developed pricing models that utilize observable market data (such as prices for comparable public equities), external pricing sources (such as valuations by private equity firms holding controlling stakes in the underlying issuer) or internally-developed pricing models. The equity method is generally used to report investments in common stock of unconsolidated non-insurance subsidiaries. Common and preferred stocks as reported in the

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

consolidated statements of financial position do not include $7 million and $8 million of equity in unconsolidated subsidiaries that was nonadmitted at December 31, 2012 and 2011, respectively. See Note 11 regarding the Company’s investment in Frank Russell Company common stock and Note 15 for more information regarding the fair value of the Company’s investments in common stock.

Preferred stocks rated 1, 2 or 3 by the SVO are reported at amortized cost. Preferred stocks rated 4, 5 or 6 by the SVO are reported at the lower of amortized cost or fair value. At December 31, 2012 and 2011, the consolidated statements of financial position included $657 million and $785 million, respectively, of preferred stocks. The statutory basis of accounting permits fair value for preferred stocks to be based on valuations published by the SVO, quoted market prices, independent pricing services or internally-developed pricing models. The fair value for preferred stocks is based primarily on internally-developed pricing models. See Note 11 regarding the Company’s investments in Frank Russell Company preferred stock and Note 15 for more information regarding the fair value of the Company’s investments in preferred stock.

Real Estate

Real estate investments are reported at cost, less any valuation adjustments, encumbrances and accumulated depreciation of buildings and other improvements. Depreciation of real estate investments is recorded using a straight-line method over the estimated useful lives of the improvements. Fair value of real estate is estimated based primarily on the capitalization of stabilized net operating income (for multi-family residential properties) or the present value of estimated future cash flow (for other commercial properties).

The statement value of real estate investments by property type and U.S. geographic location at December 31, 2012 and 2011 was as follows:

December 31, 2012	East	Midwest	South	West	Total
	(in millions)
Apartment	$182	$28	$35	$235	$480
Office	67	358	145	22	592
Warehouse/Industrial	11	-	-	164	175
Other	52	-	5	-	57

Total	$312	$386	$185	$421	$1,304

December 31, 2011	East	Midwest	South	West	Total
	(in millions)
Apartment	$218	$73	$9	$240	$540
Office	82	412	147	172	813
Warehouse/Industrial	11	-	48	164	223
Other	51	-	5	-	56

Total	$362	$485	$209	$576	$1,632

The Company’s home office properties are included in the tables above (Office/Midwest) and had an aggregate statement value of $247 million and $255 million at December 31, 2012 and 2011, respectively.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

Other Investments

Other investments primarily represent investments that are made through ownership interests in partnerships, joint ventures (“JVs”) and limited liability companies (“LLCs”). In some cases, these ownership interests are held directly by the Company, while in other cases these investments are held indirectly through a wholly-owned non-insurance investment holding company organized as a limited liability company. The statement value of other investments held directly or indirectly by the Company at December 31, 2012 and 2011 was as follows:

	December 31,
	2012	2011
	(in millions)
Securities partnerships and LLCs	$4,362	$4,273
Bonds	2,129	1,123
Real estate JVs, partnerships and LLCs	1,876	1,780
Real estate	905	1,043
Common and preferred stocks	604	996
Low income housing tax credit properties	412	405
Leveraged leases	276	276
Cash and temporary investments	168	735
Derivative instruments	106	156
Oil and gas investments	34	44
Other assets, net	484	216

Total	$11,356	$11,047

The aggregate statement value of other investments held indirectly through non-insurance investment holding companies was$5.9 billion at each of December 31, 2012 and 2011. Whether held directly by the Company or indirectly through its investment holding companies, securities or real estate partnerships, JVs, and LLCs are reported in the consolidated statements of financial position using the equity method based on the Company’s share of the underlying entities’ audited GAAP-basis equity. Other investments as reported in the consolidated statements of financial position does not include $79 million and $55 million of equity in unconsolidated subsidiaries that was nonadmitted at December 31, 2012 and 2011, respectively. For securities partnerships and LLCs, bonds, common and preferred stocks, cash and temporary investments and derivative instruments, the underlying entity generally reports these investments at fair value. For real estate-related investments (including JVs, partnerships and LLCs), tax credit properties and leveraged leases, the underlying entity generally reports these investments at cost, reduced where appropriate by depreciation or amortization.

Oil and gas investments are reported using the full cost method, under which all exploration and development costs, whether successful or not, are capitalized and amortized as a reduction of net investment income as oil and natural gas reserves are produced. This accounting method is permitted by the OCI, as the Accounting Practices and Procedures Manual of the NAIC does not provide accounting guidance for oil and gas investments.

See Note 4 for more information regarding the Company’s use of derivatives.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

Net Investment Income

The sources of net investment income for the years ended December 31, 2012, 2011 and 2010 were as follows:

	For the year ended December 31,
	2012	2011	2010
	(in millions)
Bonds	$5,398	$5,382	$5,366
Mortgage loans	1,453	1,336	1,317
Policy loans	1,056	1,068	1,017
Common and preferred stocks	226	246	227
Real estate	195	235	210
Derivative instruments	29	26	24
Other investments	653	545	571
Amortization of IMR	189	119	37

Gross investment income	9,199	8,957	8,769
Less: investment expenses	522	518	463

Net investment income	$8,677	$8,439	$8,306

Accrued investment income more than ninety days past due is a nonadmitted asset and reported as a direct reduction of surplus in the consolidated statements of changes in surplus. Accrued investment income that is ultimately deemed uncollectible is included as a reduction of net investment income in the period that such determination is made.

Realized Capital Gains and Losses

Realized capital gains and losses for the years ended December 31, 2012, 2011 and 2010 were as follows:

	For the year ended December 31, 2012			For the year ended December 31, 2011			For the year ended December 31, 2010
	Realized Gains	Realized Losses	Net Realized Gains (Losses)	Realized Gains	Realized Losses	Net Realized Gains (Losses)	Realized Gains	Realized Losses	Net Realized Gains (Losses)
	(in millions)			(in millions)			(in millions)
Bonds	$786	$(397)	$389	$988	$(277)	$711	$766	$(711)	$55
Common and preferred stocks	756	(361)	395	884	(514)	370	581	(285)	296
Mortgage loans	-	(9)	(9)	2	(1)	1	-	(32)	(32)
Real estate	375	(69)	306	66	(4)	62	54	(9)	45
Other investments	237	(315)	(78)	318	(595)	(277)	413	(535)	(122)

Subtotal	$2,154	$(1,151)	1,003	$2,258	$(1,391)	867	$1,814	$(1,572)	242

Less: IMR gains (before taxes)			463			645			396
Less: Capital gains tax			332			252			34

Net realized capital gains (losses)			$208			$(30)			$(188)

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

Realized capital gains and losses are generally the result of normal investment trading activity. Realized capital gains from real estate investments for the year ended December 31, 2012 included a $297 million pretax gain from the sale of a single commercial office property in Seattle, Washington. Proceeds from the sale of bonds totaled $41 billion, $34 billion and $24 billion for the years ended December 31, 2012, 2011 and 2010, respectively.

On a quarterly basis, the Company performs a review of bonds, mortgage loans, common and preferred stocks, real estate and other investments to identify those that have experienced a decline in fair value that is “other than temporary.” Factors considered include the duration and extent to which fair value has been less than cost, the financial condition and near-term financial prospects of the issuer and the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery in value. If the decline in an investment’s fair value is considered to be other than temporary, the statement value of the investment is generally written down to fair value and a realized capital loss is reported.

For fixed income investments, the review focuses on the issuer’s ability to remit all contractual interest and principal payments and the Company’s ability and intent to hold the investment until the earlier of a recovery in value or maturity. The Company’s intent and ability to hold an investment takes into consideration broad portfolio management parameters such as expected net cash flows and liquidity targets, asset/liability duration management and issuer and industry segment credit exposures. Mortgage loans considered to have experienced an other-than-temporary decline in value are written down to net realizable value based on appraisal of the collateral property.

For equity securities, greater weight and consideration is given to the duration and extent of the decline in fair value and the likelihood that the fair value of the security will recover in the foreseeable future. A real estate equity investment is evaluated for an other-than-temporary valuation adjustment when the fair value of the property is lower than its depreciated cost.

For real estate and other investments that represent ownership interests in partnerships, JVs and LLCs, the review focuses on the likelihood that the Company will ultimately recover its initial investment, adjusted for its share of subsequent net earnings and/or distributions. The review of securities partnerships will generally defer to GAAP-basis impairment reviews performed by the general partner absent compelling evidence of a permanent impairment of the Company’s partnership interest.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

Realized capital losses related to declines in fair value of investments that were considered to be other than temporary for the years ended December 31, 2012, 2011 and 2010 were as follows:

	For the years ended December 31,
	2012	2011	2010
	(in millions)
Bonds, common and preferred stocks:
Structured securities	$(36)	$(37)	$(259)
Financial services	(42)	(38)	(65)
Consumer discretionary	(26)	(23)	(39)
Industrials	(35)	(7)	(24)
Energy	(30)	(22)	(4)
Other	(30)	(13)	(1)

Subtotal	(199)	(140)	(392)

Other investments:
Real estate and RE funds	(59)	(49)	(67)
Mortgage loans	(9)	-	(32)
Securities partnerships	-	-	(5)
Energy and transportation	-	(30)	-

Subtotal	(68)	(79)	(104)

Total	$(267)	$(219)	$(496)

In addition to the realized capital losses above, $42 million, $30 million and $23 million of other-than-temporary valuation adjustments were recorded by the Company’s unconsolidated non-insurance subsidiaries for the years ended December 31, 2012, 2011 and 2010, respectively. The decline in the Company’s equity in these subsidiaries resulting from these valuation adjustments is included in changes in net unrealized capital gains and losses in the consolidated statements of changes in surplus.

Other-than-temporary valuation adjustments on structured securities for the years ended December 31, 2012, 2011 and 2010, including the circumstances of the adjustment, were as follows:

	For the year ended December 31,
	2012	2011	2010
	(in millions)
Intent to sell	$-	$-	$(45)
Present value of cash flows expected to be collected is less than amortized cost basis	(36)	(37)	(214)

	$(36)	$(37)	$(259)

At December 31, 2012, the Company continued to hold structured securities with aggregate statement values and fair values of $103 million and $108 million, respectively, for which other-than-temporary valuation adjustments totaling$243 million had been recognized since the adoption of Statement of Statutory Accounting Principle No. 43R, Loan-backed and Structured Securities (“SSAP 43R”) during 2009. These valuation adjustments were necessary because the present value of expected cash flows was less than the amortized cost of the security.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

Unrealized Capital Gains and Losses

Changes in net unrealized capital gains and losses for the years ended December 31, 2012, 2011 and 2010 were as follows:

	For the years ended December 31,
	2012	2011	2010
	(in millions)
Bonds	$165	$(89)	$(16)
Common and preferred stocks	10	(550)	1,286
Other investments	279	248	359

	454	(391)	1,629

Change in deferred taxes	(75)	178	(351)

Change in net unrealized capital gains (losses)	$379	$(213)	$1,278

Unrealized capital gains and losses include currency translation adjustments on foreign-denominated bonds and changes in the fair value of common stocks and other investments. Other changes in the Company’s equity-method share of the undistributed earnings of partnerships, JVs, LLCs and unconsolidated non-insurance subsidiaries are also reported as changes in unrealized capital gains and losses. Net unrealized capital gains (losses) for the years ended December 31, 2012, 2011 and 2010 included $(323) million, $(204) million and $(265) million, respectively, related to distributions of accumulated net earnings made to the Company from unconsolidated non-insurance subsidiaries. The Company’s share of the earnings or losses of these subsidiaries is reported as a change in unrealized capital gains and losses when earned under the equity method of accounting. If net earnings are distributed to the Company in the form of dividends, net investment income is recognized in the amount of the distribution and the previously unrealized net gains are reversed.

The amortized cost and fair value of bonds and common and preferred stocks for which fair value had declined and remained below cost at December 31, 2012 and 2011 were as follows:

	December 31, 2012
	Decline For Less Than 12 Months			Decline For Greater Than 12 Months
	Amortized Cost	Fair Value	Difference	Amortized Cost	Fair Value	Difference

	(in millions)
Bonds	$5,388	$5,296	$(92)	$1,513	$1,198	$(315)
Common and preferred stocks	326	303	(23)	380	315	(65)

Total	$5,714	$5,599	$(115)	$1,893	$1,513	$(380)

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

	December 31, 2011
	Decline For Less Than 12 Months			Decline For Greater Than 12 Months
	Amortized Cost	Fair Value	Difference	Amortized Cost	Fair Value	Difference
	(in millions)
Bonds	$8,701	$8,198	$(503)	$3,134	$2,501	$(633)
Common and preferred stocks	2,034	1,786	(248)	408	303	(105)

Total	$10,735	$9,984	$(751)	$3,542	$2,804	$(738)

During 2012, the aggregate amount by which the fair value of bonds summarized above was below cost decreased, due primarily to a reduction in risk-free market interest rates and narrowing of market credit spreads. The vast majority of these bonds are current on contractual interest and principal payments and are otherwise performing according to their contractual terms at December 31, 2012. The decrease in the aggregate amount by which the fair value of common and preferred stocks was below cost was due primarily to market appreciation during 2012. Based on the results of the impairment review process described above, management considers these declines in fair value to be temporary based on current facts and circumstances.

At December 31, 2012 and 2011, the statement value of structured securities in an unrealized capital loss position for greater than 12 months were $219 million and $369 million, respectively, while structured securities in an unrealized capital loss position for less than 12 months were $10 million and $23 million, respectively.

Securities Lending

The Company participates in securities lending programs whereby general account investment securities are loaned to third parties, primarily major brokerage firms. These lending programs are intended to enhance the yield of the Company’s investment portfolio.

At December 31, 2012 and 2011, the aggregate statement value of loaned securities was$0.8 billion and $1.2 billion, respectively, while the aggregate fair value of these loaned securities was$0.8 billion and $1.3 billion, respectively. All of the securities on loan at December 31, 2012 and 2011 were bonds.

The Company manages counterparty and other risks associated with its securities lending program by adhering to guidelines that require counterparties to provide the Company with cash or other high-quality collateral of no less than 102% of the market value of the securities on loan plus accrued interest and by setting conservative standards for the Company’s reinvestment of cash collateral received. At December 31, 2012 and 2011, securities lending collateral held by the Company was$0.8 billion and $1.3 billion, respectively, which is reported at amortized cost as described below. The offsetting liability of $0.8 billion and $1.3 billion, reflecting the obligation to return the collateral, is reported in other liabilities in the consolidated statements of financial position at December 31, 2012 and 2011, respectively.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

The following table summarizes the terms of securities lending arrangements outstanding at December 31, 2012 and 2011.

	December 31,
	2012	2011
	(in millions)
Open terms	$816	$917
30 days or less	-	80
31-60 days	-	334

Total	$816	$1,331

The amortized cost, fair value and remaining term to maturity of reinvested securities lending collateral held by the Company at December 31, 2012 and 2011 were as follows:

	December 31,
	2012		2011
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(in millions)
30 days or less	$286	$286	$666	$666
31-60 days	18	18	2	2
61-90 days	60	60	67	67
91-120 days	14	14	115	115
121-180 days	110	110	61	61
181-365 days	4	4	126	127
1-2 years	244	246	176	175
2-3 years	25	25	107	102
Greater than 3 years	56	56	6	6

Total	$817	$819	$1,326	$1,321

At December 31, 2012, the consolidated statements of financial position included $365 million in bonds and $452 million in cash and temporary investments related to the collateral assets summarized above. At December 31, 2011, the consolidated statements of financial position included $848 million in bonds and $478 million in cash and temporary investments related to these collateral assets.

There were no securities on loan within the separate accounts at either December 31, 2012 or 2011.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

4.	Derivative Financial Instruments

The Company enters into derivative transactions, generally to mitigate (or “hedge”) the risk to its assets, liabilities and surplus from fluctuations in interest rates, foreign currency exchange rates, credit conditions and other market risks. Derivatives that are designated as hedges for accounting purposes and meet the qualifications for statutory hedge accounting are reported on a basis consistent with the asset or liability being hedged (e.g., at amortized cost or fair value). Derivatives that are used to mitigate risk but are not designated as hedges for accounting purposes or otherwise do not meet the qualifications for statutory hedge accounting are reported at fair value.

To qualify for hedge accounting, the hedge relationship must be designated and formally documented at inception. This documentation details the risk management objective and strategy for the hedge, the derivative used in the hedge and the methodology for assessing hedge effectiveness. The hedge must also be “highly effective,” with an assessment of its effectiveness performed both at inception and on an ongoing basis over the life of the hedge.

In addition to hedging, the Company uses derivatives for the purpose of investment replication. A replication is a derivative transaction that, when entered into in conjunction with other cash market investments, replicates the risk and reward characteristics of otherwise permissible investment positions. Derivatives used as part of a replication are reported on a basis consistent with the investment position being replicated (e.g., at amortized cost or fair value).

The Company also uses derivatives for income generation purposes. These instruments are reported on a basis consistent with the accounting treatment that would be used for the covering asset or underlying interest to which the derivative relates (e.g., at amortized cost or fair value). The cash premium received by the Company at the inception of the contract is deferred until maturity of the contract or its exercise by the counterparty (if the term of the derivative is less than one year) or amortized over the life of the contract (if the term of the derivative is greater than one year).

The fair value of derivative instruments is based on quoted market prices, when available. In the absence of quoted market prices, fair value is estimated using third-party or internally-developed pricing models.

Derivative transactions expose the Company to the risk that a counterparty may not be able to fulfill its obligations under the contract. The Company manages this risk by dealing only with counterparties that maintain a minimum credit rating, by performing ongoing review of counterparties’ credit standing and by adhering to established limits for credit exposure to any single counterparty. The Company also utilizes collateral support agreements that require the daily exchange of collateral assets if counterparty credit exposure exceeds certain limits. At December 31, 2012 and 2011, the Company held $164 million and $243 million, respectively, of collateral under these agreements. The collateral is reported as cash and temporary investments in the consolidated statements of financial position, with a corresponding liability reflecting the Company’s obligation to return the collateral reported as other liabilities.

The Company has no embedded credit derivatives that expose it to the possibility of being required to make future payments.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

Hedging - Designated as Hedging Instruments

The Company designates and accounts for the following derivative types as cash flow hedges, with the related derivative instrument reported at amortized cost (if any) in the consolidated statements of financial position. No component of these derivatives’ economic gain or loss was excluded from the assessment of hedge effectiveness. For the years ended December 31, 2012, 2011 and 2010, there were no gains or losses recorded with respect to derivatives that ceased to qualify for cash flow hedge accounting or for which the Company removed the cash flow hedge accounting designation.

Foreign currency covers are used to mitigate foreign exchange risk pending settlement of executed trades for investments denominated in foreign currencies. Foreign currency covers obligate the Company to pay to or receive from a counterparty a specified amount of a foreign currency at a specified exchange rate at a future date. Foreign exchange gains or losses on these contracts are reported as an adjustment to the cost basis of the hedged foreign investment.

Interest rate floors are used to mitigate the asset/liability management risk of a significant and sustained decrease in interest rates for certain of the Company’s insurance products. Interest rate floors entitle the Company to receive payments from a counterparty if market interest rates decline below a specified level. Amounts received on these contracts are reported as net investment income.

Interest rate swaps are used to mitigate interest rate risk for investments in variable interest rate and fixed interest rate bonds over a period of up to five years. Interest rate swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable interest rate index and a specified fixed rate of interest applied to the notional amount of the contract. Amounts received or paid on these contracts are reported as net investment income.

Foreign currency swaps are used to mitigate the foreign exchange risk for investments in bonds denominated in foreign currencies over a period of up to thirteen years. Foreign currency swaps obligate the Company and a counterparty to exchange the foreign currency-denominated interest and principal payments receivable on foreign bonds for U.S. dollar-denominated payments, based on currency exchange rates specified at trade inception. Foreign exchange gains or losses on these contracts are reported as a change in unrealized capital gains or losses until the maturity or termination of the contract, at which time a realized capital gain or loss is recognized.

Hedging - Not Designated as Hedging Instruments

The Company enters into other derivative transactions that mitigate economic risks but are not designated as a hedge for accounting purposes or otherwise do not qualify for statutory hedge accounting. These instruments are reported in the consolidated statements of financial position at fair value. Changes in the fair value of these instruments are reported as a change in unrealized capital gains or losses until the maturity or termination of the contract, at which time a realized capital gain or loss is recognized.

Swaptions are used to mitigate the asset/liability management risk of a significant and sustained increase in interest rates for certain of the Company’s insurance products. Swaptions provide the Company an option to enter into an interest rate swap with a counterparty on specified terms.

Fixed income futures are used to mitigate interest rate risk for investments in portfolios of fixed income securities. Fixed income futures obligate the Company to sell to or buy from a counterparty a specified bond at a specified price at a future date.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

Foreign currency forwards are used to mitigate the foreign exchange risk for investments in bonds denominated in foreign currencies or common stock or other equity investments in companies operating in foreign countries. Foreign currency forwards obligate the Company to pay to or receive from a counterparty a specified amount of a foreign currency at a future date.

Foreign currency futures are used to mitigate the foreign exchange risk of investments in portfolios of foreign securities. Foreign currency futures obligate the Company to exchange a specified amount of a foreign currency at a specified rate on a future date.

Equity total return swaps are used to mitigate market risk for investments in portfolios of common stocks and other equity securities. Equity total return swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable equity index return and a specified fixed rate of return applied to the notional amount of the contract.

Equity index futures are used to mitigate market risk for investments in portfolios of common stock. Equity index futures obligate the Company to pay to or receive from a counterparty an amount based on a specified equity market index as of a future date applied to the notional amount of the contract.

Purchased credit default swaps are used to mitigate the credit risk for investments in bonds issued by specific debtors. Credit default swaps provide the Company an option to put a specific bond to a counterparty at par in the event of a “credit event” encountered by the bond issuer. A credit event is generally defined as a bankruptcy, failure to make required payments or acceleration of issuer obligations under the terms of the bond.

Investment Replications

Fixed income futures replications are used in conjunction with the purchase of cash market instruments to manage the duration of investment in portfolios of fixed income securities and to mitigate interest rate risk for such portfolios. Fixed income futures replications are reported at fair value, with changes in fair value reported as a change in unrealized capital gains or losses until the maturity or termination of the contract, at which time a realized capital gain or loss is recognized. The average fair value of open contracts was$0 and $9 million during 2012 and 2011, respectively.

Interest rate swap replications are used to replicate a bond investment through the use of cash market instruments combined with interest rate swaps. Interest rate swap replications, including the derivative components, are reported at amortized cost. The average fair value of open contracts was$3 million and $7 million during 2012 and 2011, respectively.

Equity total return swap replications are used in conjunction with the purchase of cash market instruments to replicate investment in portfolios of common stocks and other equity securities. Equity total return swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable equity index return and a specified fixed rate of return applied to the notional amount of the contract. Equity total return swaps are reported at fair value, with changes in fair value reported as a change in unrealized capital gains or losses until the maturity or termination of the contract, at which time a realized capital gain or loss is recognized. The average fair value of open contracts was$4 million and $(1) million during 2012 and 2011, respectively.

Equity index futures replications are used in conjunction with the purchase of cash market instruments to replicate investment in portfolios of common stocks and other equity securities.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

Equity index futures replications are reported at fair value, with changes in fair value reported as a change in unrealized capital gains or losses until the maturity or termination of the contract, at which time a realized capital gain or loss is recognized. The average fair value of open contracts was$0 and $17 million during 2012 and 2011, respectively.

Income Generation

Written equity call options (covered) are used to generate income in exchange for potential future gains on a specific common stock owned by the Company. The Company receives a cash premium at the inception of the contract, and the counterparty has the right (but not the obligation) to purchase the underlying security from the Company at a specified price at any time during the term of the contract. Written equity call options are reported at fair value, with changes in fair value reported as a change in unrealized capital gains or losses until the contracts mature or are exercised by the counterparty, at which time a realized capital gain or loss is recognized. The average fair value of open contracts was$0 and $(18) million during 2012 and 2011, respectively.

The effects of the Company’s use of derivative instruments on the consolidated statements of financial position at December 31, 2012 and 2011 were as follows:

	December 31, 2012
	Notional Amount	Statement Value		Fair Value
		Assets	Liabilities	Assets	Liabilities
			(in millions)
Derivatives designated as hedging instruments:
Interest rate contracts:
Interest rate floors	$950	$10	$-	$137	$-
Interest rate swaps	52	-	-	14	-
Foreign exchange contracts:
Foreign currency swaps	999	20	(100)	22	(61)
Foreign currency covers	-	-	-	-	-
Derivatives not designated as hedging instruments:
Interest rate contracts:
Swaptions	2,441	67	-	67	-
Fixed income futures	811	5	-	5	-
Foreign exchange contracts:
Foreign currency forwards	871	1	(20)	1	(20)
Foreign currency futures	3	-	-	-	-
Equity contracts:
Equity total return swaps	101	-	(1)	-	(1)
Equity index futures	-	-	-	-	-
Credit contracts:
Purchased credit default swaps	138	-	(2)	-	(2)
Investment Replications:
Interest rate contracts:
Interest rate swaps	-	-	-	-	-
Equity contracts:
Equity total return swaps	167	3	-	3	-

Income Generation:
Equity contracts:
Written equity call options (covered)	-	-	-	-	-

Total derivatives		$106	$(123)	$249	$(84)

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

	December 31, 2011
	Notional Amount	Statement Value		Fair Value
		Assets	Liabilities	Assets	Liabilities
	(in millions)
Derivatives designated as hedging instruments:
Interest rate contracts:
Interest rate floors	$1,025	$11	$-	$142	$-
Interest rate swaps	52	-	-	15	-
Foreign exchange contracts:
Foreign currency swaps	937	23	(79)	40	(41)
Foreign currency covers	11	-	-	-	-

Derivatives not designated as hedging instruments:
Interest rate contracts:
Swaptions	2,354	81	-	81	-
Fixed income futures	2,880	-	-	-	-
Foreign exchange contracts:
Foreign currency forwards	1,496	38	(7)	38	(7)
Equity contracts:
Equity total return swaps	20	-	-	-	-
Equity index futures	-	-	-	-	-
Credit contracts:
Purchased credit default swaps	201	1	(3)	1	(3)

Investment Replications:
Interest rate contracts:
Interest rate swaps	150	-	-	8	-
Fixed income futures	32	-	-	-	-
Equity contracts:
Equity total return swaps	182	2	-	2	-
Equity index futures	-	-	-	-	-

Income Generation:
Equity contracts:
Written equity call options (covered)	3	-	-	-	-

Total derivatives		$156	$(89)	$327	$(51)

The notional amounts shown above are used to denominate the derivative contracts and do not represent amounts exchanged between the Company and the derivative counterparties. Prior to 2012, the Company offset the statement values for derivatives executed with the same counterparty under the same master netting agreement. As of December 31, 2012, the Company began reporting statement value on a gross basis (i.e., as other investments and other liabilities) in the consolidated statements of financial position. Derivative investments reported as other investments and other liabilities at December 31, 2011 include a $41 million reclassification to conform with the new gross basis of reporting.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

The effects of the Company’s use of derivative instruments on the consolidated statements of operations and changes in surplus for the years ended December 31, 2012, 2011 and 2010 were as follows:

	For the year ended December 31, 2012

	Change in Net Unrealized Capital Gains (Losses)	Net Realized Capital Gains (Losses)	Net Investment Income

	(in millions)
Derivatives designated as hedging instruments:
Interest rate contracts:
Interest rate floors	$-	$-	$30
Interest rate swaps	-	-	-
Foreign exchange contracts:
Foreign currency swaps	(22)	-	4
Foreign currency covers	-	-	-

Derivatives not designated as hedging instruments:
Interest rate contracts:
Swaptions	(25)	-	(7)
Fixed income futures	45	(131)	-
Foreign exchange contracts:
Foreign currency forwards	(50)	24	-
Foreign currency futures	-	-	-
Equity contracts:
Equity total return swaps	(1)	(11)	-
Equity index futures	-	(5)	-
Credit contracts:
Purchased credit default swaps	(1)	-	(2)

Investment Replications:
Interest rate contracts:
Interest rate swaps	-	7	4

Equity contracts:
Equity total return swaps	2	33	-

Income Generation:
Equity contracts:

Written equity call options (covered)	-	-	-

Total derivatives	$(52)	$(83)	$29

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

	For the year ended December 31, 2011

	Change in Net Unrealized Capital Gains (Losses)	Net Realized Capital Gains (Losses)	Net Investment Income

	(in millions)
Derivatives designated as hedging instruments:
Interest rate contracts:
Interest rate floors	$-	$-	$29
Interest rate swaps	-	-	3
Foreign exchange contracts:
Foreign currency swaps	51	(28)	-
Foreign currency covers	-	-	-

Derivatives not designated as hedging instruments:
Interest rate contracts:
Swaptions	(35)	-	(7)
Fixed income futures	(72)	(141)	-
Foreign exchange contracts:
Foreign currency forwards	29	(23)	-
Equity contracts:
Equity total return swaps	8	(11)	-
Equity index futures	2	(10)	-
Credit contracts:
Purchased credit default swaps	2	-	(3)

Investment Replications:
Interest rate contracts:
Interest rate swaps	-	-	4
Fixed income futures	4	8	-
Equity contracts:
Equity total return swaps	(25)	15	-
Equity index futures	-	2	-

Income Generation:
Equity contracts:

Written equity call options (covered)	15	(1)	-

Total derivatives	$(21)	$(189)	$26

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

	For the year ended December 31, 2010

	Change in Net Unrealized Capital Gains (Losses)	Net Realized Capital Gains (Losses)	Net Investment Income

	(in millions)
Derivatives designated as hedging instruments:
Interest rate contracts:
Interest rate floors	$-	$-	$27
Interest rate swaps	-	-	3
Foreign exchange contracts:
Foreign currency swaps	(21)	-	-

Derivatives not designated as hedging instruments:
Interest rate contracts:
Swaptions	7	-	(6)
Fixed income futures	36	(31)	-
Foreign exchange contracts:
Foreign currency forwards	(8)	(12)	-
Equity contracts:
Equity total return swaps	(7)	(26)	-
Equity index futures	(2)	(23)	-
Credit contracts:
Purchased credit default swaps	3	-	(3)

Investment Replications:
Interest rate contracts:
Interest rate swaps	-	-	4
Fixed income futures	(3)	3	-
Equity contracts:
Equity total return swaps	25	4	(1)
Equity index futures	-	(2)	-

Income Generation:
Equity contracts:
Written equity call options (covered)	(15)	-	-

Total derivatives	$15	$(87)	$24

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

5.	Reserves for Policy Benefits

General account reserves for policy benefits at December 31, 2012 and 2011 were as follows:

	December 31,
	2012	2011
	(in millions)
Life insurance reserves	$133,545	$125,983
Annuity reserves	5,572	5,262
Disability and long-term care unpaid claims and claim reserves	4,422	4,254
Disability and long-term care active life reserves	3,538	3,009
Deposit funds	2,522	2,409

Total reserves for policy benefits	$149,599	$140,917

See Note 9 for more information regarding the Company’s use of reinsurance and the related impact on policy benefit reserves.

Life Insurance Reserves

Life insurance reserves on substantially all policies issued since 1978 are based on the Commissioner’s Reserve Valuation Method (“CRVM”) using the 1958, 1980 or 2001 CSO mortality tables with valuation interest rates ranging from 3.50% to 5.50%. Other life insurance reserves are based primarily on the net level premium method, using various mortality tables at interest rates ranging from 2.00% to 4.50%. As of December 31, 2012, the Company had $1.4 trillion of total life insurance in force, including$9.0 billion of life insurance in force for which gross premiums were less than net premiums according to the standard valuation methods and assumptions prescribed by the OCI. Gross premiums are calculated in pricing and use mortality tables that reflect both the Company’s actual experience and the potential transfer of risk to reinsurers. Net premiums are determined in the calculation of statutory reserves, which must be based on industry-standard mortality tables.

As of January 1, 2010, the Company implemented the preferred mortality components of the 2001 CSO mortality table for the calculation of basic and deficiency reserves for term life insurance policies issued during 2006 and 2005. This change in reserve valuation basis resulted in a $131 million decrease in reserves that is reported as a direct increase to surplus in the consolidated statements of changes in surplus for the year ended December 31, 2010.

Tabular cost has been determined from the basic data for the calculation of policy reserves. Tabular cost less actual reserves released has been determined from the basic data for the calculation of reserves and reserves released. Tabular interest has been determined from the basic data for the calculation of policy reserves. Tabular interest on funds not involving life contingencies is calculated as the product of the valuation interest rate times the mean of the amount of funds subject to such rate held at the beginning and end of the year of valuation.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

Additional premiums are charged for substandard lives on policies issued after January 1, 1956. Net level premium or CRVM mean reserves for these policies are based on multiples of mortality tables or one-half the net flat or other extra mortality charge. The Company waives deduction of fractional premiums upon death of an insured and returns any portion of the final premium beyond the date of death. Cash values are not promised in excess of the legally computed reserves.

Each year, the Company must perform asset adequacy testing to demonstrate that reserves make adequate provision for the anticipated cash flows required by contractual obligations and related expenses, in light of assets held for the reserves. Asset adequacy testing is performed in accordance with presently accepted actuarial standards and must include assumptions necessary to determine the adequacy of reserves under moderately adverse conditions. This testing resulted in an additional increase in certain life insurance reserves of $1 million, $1 million and $0 for the years ended December 31, 2012, 2011 and 2010, respectively. These reserve increases were reported as an increase in reserves in the consolidated statements of operations.

Annuity Reserves

Deferred annuity reserves on policies issued since 1985 are based primarily on the Commissioner’s Annuity Reserve Valuation Method (“CARVM”) with valuation interest rates ranging from 3.50% to 6.25%. Other deferred annuity reserves are based on policy value, with additional reserves held to reflect guarantees under these contracts. Immediate annuity reserves are based on the present value of expected benefit payments with valuation interest rates ranging from 3.50% to 7.50%. Changes in future policy benefit reserves on supplementary contracts without life contingencies are deposit-type transactions and excluded from net additions to policy benefit reserves in the consolidated statements of operations.

At December 31, 2012 and 2011, the withdrawal characteristics of the Company’s general account and separate account annuity reserves and deposit liabilities were as follows:

	December 31,
	General Account		Separate Accounts		Total
	2012	2011	2012	2011	2012	2011
	(in millions)
Subject to discretionary withdrawal
- with market value adjustment	$839	$914	$-	$-	$839	$914
- at book value less surrender charge of 5% or more	577	575	-	-	577	575
- at fair value	-	-	12,548	10,808	12,548	10,808
- at book value without adjustment	4,123	3,873	-	-	4,123	3,873

Not subject to discretionary withdrawal	2,555	2,309	3,771	3,286	6,326	5,595

Total annuity reserves and deposit liabilities	$8,094	$7,671	$16,319	$14,094	$24,413	$21,765

Asset adequacy testing resulted in an additional increase in annuity reserves of $13 million, $33 million and $10 million for the years ended December 31, 2012, 2011 and 2010, respectively. These reserve increases were reported as an increase in reserves in the consolidated statements of operations.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

Disability and Long-Term Care Reserves

Unpaid claims and claim reserves for disability policies are based on the present value of expected benefit payments, primarily using the 1985 Commissioner’s Individual Disability Table A (“CIDA”) modified for Company experience, with valuation interest rates ranging from 3.00% to 5.50%. Unpaid claims and claim reserves for long-term care policies are based on the present value of expected benefit payments using industry-based morbidity experience with valuation interest rates ranging from 4.00% to 4.50%.

Reserves for unpaid claims, losses and loss adjustment expenses on disability and long-term care policies were $4.4 billion and $4.3 billion at December 31, 2012 and 2011, respectively. Changes in these reserves for the years ended December 31, 2012 and 2011 were as follows:

	For the year ended December 31,
	2012	2011
	(in millions)
Balance at January 1	$4,254	$4,098

Incurred related to:
Current year	647	590
Prior years	76	93

Total incurred	723	683

Paid related to:
Current year	(22)	(20)
Prior years	(533)	(507)

Total paid	(555)	(527)

Balance at December 31	$4,422	$4,254

Changes in reserves for incurred claims related to prior years are generally the result of differences between assumed claim experience at the time reserves were originally estimated and subsequent actual claim experience.

Active life reserves for disability policies issued since 1987 are based primarily on the two-year preliminary term method using the 1985 CIDA for morbidity with a 4.00% valuation interest rate. Active life reserves for prior disability policies are based on the net level premium method, using the 1964 Commissioner’s Disability Table for morbidity with valuation interest rates ranging from 3.00% to 4.00%.

Active life reserves for long-term care policies consist of mid-terminal reserves and unearned premiums. Mid-terminal reserves are based on the one-year preliminary term method and industry-based morbidity experience. For policies issued prior to March 2002, reserves are based on a 4.00% valuation interest rate and total terminations based on the 1983 Individual Annuitant Mortality table without lapses. For policies issued from March 2002 through September 2010, minimum reserves are based on valuation interest rates of 4.00% or 4.50% and total terminations based on the 1994 Group Annuity Mortality table with lapses. For policies issued after September 2010, reserves are based on a 4.00% valuation interest rate and total terminations based on the

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

1994 Group Annuity Mortality table with lapses. A separate calculation is performed using valuation interest rates ranging from 4.87% to 5.60% and assuming no lapses. Reserves from the separate calculation are compared in the aggregate to the minimum reserves as calculated above and the greater of the two is reported.

For valuations prior to 2012, the Company utilized the 1983 Individual Annuity Mortality table, the 1983 Group Annuity Mortality table, or the 1994 Group Annuity Mortality table for the calculation of minimum reserves for policies. At January 1, 2012, use of the 1983 Group Annuity Mortality table to calculate minimum reserves for policies issued from March 2002 through 2004 was replaced with a calculation using only the 1994 Group Annuity Mortality table and assumptions regarding interest rates and claim costs were adjusted to reflect current expectations. These changes in reserve valuation bases resulted in a $59 million increase in reserves that is reported as a direct decrease to surplus in the consolidated statements of changes in surplus for the year ended December 31, 2012.

Asset adequacy testing resulted in an additional increase in long-term care reserves of $165 million for the year ended December 31, 2012. The reserve increase was reported as an increase in reserves in the consolidated statements of operations. There were no additions to long-term care reserves related to asset adequacy testing for either of the years ended December 31, 2011 or 2010.

Deposit Funds

Deposit funds primarily represent reserves for supplementary annuity contracts without life contingencies and amounts left on deposit with the Company by beneficiaries or policyowners. Beneficiaries of the Company’s life insurance policies can choose to receive their death benefit in a single lump sum payment, through a payment plan consisting of a series of scheduled payments or by deposit of the proceeds (if$20,000 or more) into an interest-bearing retained asset account (“Northwestern Access Fund”). If the beneficiary does not affirmatively choose either the second or third option above, the proceeds are automatically paid to the beneficiary in a single lump sum. If the beneficiary chooses a Northwestern Access Fund account, the beneficiary receives negotiable drafts that they can use to access the balance in this account at their discretion. The total reserve liability for Northwestern Access Fund account balances held by the Company on behalf of beneficiaries was$0.8 billion and $0.9 billion at December 31, 2012 and 2011, respectively. Funds held on behalf of Northwestern Access Fund account holders are segmented in the Company’s general account and are invested primarily in short-term, liquid investments.

Northwestern Access Fund accounts are credited with interest at short-term market rates, with certain accounts subject to guaranteed minimum crediting rates. Northwestern Access Fund accounts were credited with interest at annual rates ranging from 0.02% to 3.50% during 2012 and 0.01% to 3.50% during 2011. The Company does not charge beneficiaries any fee to establish or maintain a Northwestern Access Fund account. Fees may be assessed for special account services such as stop-payment requests, drafts returned for insufficient funds or wire transfers.

6.	Premium and Annuity Considerations Deferred and Uncollected

Gross deferred and uncollected insurance premiums represent life insurance premiums due to be received from policyowners through the next respective policy anniversary dates. Net deferred and uncollected premiums represent only the portion of gross premiums related to mortality charges and interest and are reported as an asset in the consolidated statements of financial position.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

Deferred and uncollected premiums at December 31, 2012 and 2011 were as follows:

	December 31, 2012		December 31, 2011
	Gross	Net	Gross	Net
	(in millions)
Ordinary new business	$221	$84	$212	$82
Ordinary renewal	2,112	1,727	2,026	1,666

Total deferred and uncollected premiums	$2,333	$1,811	$2,238	$1,748

7.	Separate Accounts

Separate account liabilities by withdrawal characteristic at December 31, 2012 and 2011 were as follows:

	Variable Life		Variable Annuities		Total
	December 31,
	2012	2011	2012	2011	2012	2011
	(in millions)
Subject to discretionary withdrawal	$4,969	$4,488	$12,548	$10,808	$17,517	$15,296
Not subject to discretionary withdrawal	-	-	3,771	3,286	3,771	3,286

Total separate account reserves	$4,969	$4,488	$16,319	$14,094	21,288	18,582

Non-policy liabilities					88	115

Total separate account liabilities					$21,376	$18,697

While separate account liability values are not guaranteed by the Company, variable annuity and variable life insurance products do include guaranteed minimum death benefits (“GMDB”) underwritten by the Company. The maximum potential cost of these guarantees at December 31, 2012 and 2011 was$62 million and $188 million, respectively, which represents the aggregate difference between guaranteed values and otherwise available values for all variable products for which the guaranteed value was greater at the respective reporting dates. Because these benefits are only available upon the death of the annuitant or insured, reserves for these benefits are based upon NAIC-prescribed actuarial methods that take into account, among other factors, the likelihood of death based on standard mortality tables. General account reserves for policy benefits included $20 million and $19 million attributable to GMDB at December 31, 2012 and 2011, respectively.

Premiums and other considerations received from variable annuity and variable life insurance policyowners were $1.8 billion, $1.8 billion and $1.7 billion for the years ended December 31, 2012, 2011 and 2010, respectively. These amounts are reported as premiums in the consolidated statements of operations. The subsequent transfer of these premiums to the separate accounts is reported as transfers to separate accounts in the consolidated statements of operations, net of amounts received from the separate accounts to provide for policy benefit payments to variable product policyowners.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

Following are amounts reported as transfers to and from separate accounts in the summary of operations of the Company’s NAIC Separate Account Annual Statement, which agree with the amounts reported as net transfers to separate accounts in the consolidated statements of operations for the years ended December 31, 2012, 2011 and 2010.

	For the year ended December 31,
	2012	2011	2010
	(in millions)
From Separate Account Annual Statement:
Transfers to separate accounts	$1,982	$1,909	$1,819
Transfers from separate accounts	(1,490)	(1,428)	(1,437)

Net transfers to separate accounts	$492	$481	$382

8.	Employee and Financial Representative Benefit Plans

The Company provides defined pension benefits for all eligible employees and financial representatives. This includes sponsorship of noncontributory defined benefit pension plans that are “qualified” under the terms of the Employee Retirement Income Security Act (“ERISA”), as well as “nonqualified” plans that provide benefits to certain participants in excess of limits set by ERISA for the qualified plans. The Company’s funding policy for the qualified plans is to make annual contributions that are no less than the minimum amount needed to comply with the requirements of ERISA and no greater than the maximum amount deductible for federal income tax purposes. The Company contributed $130 million and $145 million to the qualified employee retirement plan during the years ended December 31, 2012 and 2011, respectively.

In addition to defined pension benefits, the Company provides certain health care and life insurance benefits (“postretirement benefits”) to retired employees, retired financial representatives and their eligible dependents. The Company pays the entire cost of retiree life insurance coverage, while retirees may pay premiums to offset a portion of the cost of the health plan.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

Aggregate plan assets and projected benefit obligations of the defined benefit pension plans and postretirement benefit plans at December 31, 2012 and 2011, and changes in assets and obligations for the years then ended, were as follows:

	Defined Benefit Plans		Postretirement Benefit Plans
	2012	2011	2012	2011
	(in millions)
Fair value of plan assets at January 1	$3,084	$2,992	$67	$73
Changes in plan assets:
Actual return on plan assets	411	20	9	-
Company contributions	130	145	-	-
Actual plan benefits paid	(80)	(73)	(6)	(6)

Fair value of plan assets at December 31	$3,545	$3,084	$70	$67

Projected benefit obligation at January 1	$3,720	$2,878	$498	$415
Changes in benefit obligation:
Service cost of benefits earned	131	100	38	26
Interest cost on projected obligations	166	164	21	23
Projected gross plan benefits paid	(97)	(89)	(24)	(23)
Projected Medicare Part D reimbursement	-	-	2	2
Experience losses	375	667	2	55

Projected benefit obligation at December 31	$4,295	$3,720	$537	$498

Plan assets consist of a share of a group annuity separate account (“GASA”) issued by the Company, which invests primarily in a diversified portfolio of public and private common stocks and corporate, government and mortgage-backed debt securities. The investment objective of the plans is to maximize long-term total rate of return, consistent with prudent standards for investment and asset/liability risk management and in accordance with ERISA requirements. Plan investments are managed for the sole benefit of the plans’ participants.

While significant exposure to public equity securities is warranted by the long-term duration of expected benefit payments, diversification across asset classes is maintained to provide a risk/reward profile consistent with the objectives of the plans’ participants. Diversified equity investments are subject to an aggregate maximum exposure of 75% of total assets, with holdings in any one issuer not to exceed 1% of total assets. Asset mix is rebalanced regularly to maintain holdings within target asset allocation ranges. The measurement date for plan assets is December 31, with the fair value of plan assets based primarily on quoted market prices.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

The target asset allocations and the actual allocation of the plans’ investments on a fair value basis at December 31, 2012 and 2011 were as follows:

	2012		2011
	Target Allocation	Actual Allocation	Target Allocation	Actual Allocation

Bonds	34%	33%	34%	35%
Equity securities	65%	60%	65%	63%
Other investments	1%	7%	1%	2%

Total assets	100%	100%	100%	100%

At each of December 31, 2012 and 2011, other investments are comprised of cash and temporary investments.

The projected benefit obligation (“PBO”) represents the actuarial net present value of estimated future benefit obligations. For defined benefit plans, PBO includes assumptions for future salary increases for active employees. The accumulated benefit obligation (“ABO”) is similar to the PBO, but is based only on current salaries with no assumption of future salary increases. The aggregate ABO for the defined benefit plans was$3.7 billion and $3.2 billion at December 31, 2012 and 2011, respectively.

The PBO and ABO amounts above represent the estimated future benefit obligations due to vested participants only, as required by the statutory basis of accounting as of December 31, 2012. The estimated present value of additional future obligations for participants that have not yet vested in the defined benefit plans and the postretirement benefit plans at December 31, 2012 and 2011 were as follows:

	Defined Benefit Plans		Postretirement Benefit Plans
	2012	2011	2012	2011
	(in millions)
PBO	$73	$87	$301	$302
ABO	61	60	-	-

The assumptions used in estimating the projected benefit obligations at December 31, 2012, 2011 and 2010 and the net benefit cost for the years then ended were as follows:

	Defined Benefit Plans			Postretirement Benefit Plans
	2012	2011	2010	2012	2011	2010
Projected benefit obligation:
Discount rate	4.00%	4.50%	5.75%	4.00%	4.50%	5.75%
Annual increase in compensation	3.75%	3.75%	3.75%	3.75%	3.75%	3.75%
Net periodic benefit cost:
Discount rate	4.50%	5.75%	6.25%	4.50%	5.75%	6.25%
Annual increase in compensation	3.75%	3.75%	3.75%	3.75%	3.75%	3.75%
Long-term rate of return on plan assets	7.50%	7.50%	8.00%	7.50%	7.50%	8.00%

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

The long-term rate of return on plan assets is estimated assuming a target allocation of plan investments among asset classes, with expected returns by asset class based on several factors including economic projections, third-party research, long-term historical returns and correlations among asset classes. The Company currently anticipates that a long-term rate of return assumption of 6.75% will be used in the calculation of net periodic benefit cost beginning in 2013.

The PBO for postretirement benefits at December 31, 2012 assumed an annual increase in future retiree medical costs of 7.0%, grading down to 5.0% over four years and remaining level thereafter. At December 31, 2011, the comparable assumption was for an annual increase in future retiree medical costs of 7.5% grading down to 5.0% over five years and remaining level thereafter. A greater increase in the assumed health care cost trend of 1.0% in each year would increase the accumulated postretirement benefit obligation at December 31, 2012 by $63 million and net periodic postretirement benefit expense for the year ended December 31, 2012 by $8 million. A decrease in the assumed health care cost trend of 1.0% in each year would reduce the accumulated postretirement benefit obligation as of December 31, 2012 and net periodic postretirement benefit expense for the year ended December 31, 2012 by the same amounts.

During 2010, the Patient Protection and Affordable Care Act (“PPACA”) and the Health Care and Education Reconciliation Act of 2010, which amended certain provisions of the PPACA, were enacted. The new laws created an excise tax beginning in 2018 on health plans that have an aggregate value to the participants greater than a threshold amount. Absent any prospective changes to benefits under the plan, the potential future impact on the Company’s PBO for postretirement medical benefit of this new excise tax is estimated to be an increase of $47 million. The new laws also revoked the non-taxable status of the prescription drug subsidies offered to companies that maintain retiree health plans that are actuarially equivalent to the Medicare Part D benefit. The Company previously recorded deferred tax assets based on the expectation of this tax benefit. As a result, the related deferred tax assets of $11 million were eliminated as a direct reduction of surplus for the year ended December 31, 2010 to reflect the expected future income tax on the subsidy.

Following is an aggregate reconciliation of the funded status of the plans to the related financial statement liabilities reported by the Company at December 31, 2012 and 2011:

	Defined Benefit Plans		Postretirement Benefit Plans
	2012	2011	2012	2011
	(in millions)
Fair value of plan assets	$3,545	$3,084	$70	$67
Projected benefit obligation	4,295	3,720	537	498

Funded status	(750)	(636)	(467)	(431)
Unrecognized net experience losses	1,620	1,509	180	188
Unrecognized prior service cost	1	1	(4)	(4)
Unrecognized initial net asset	(475)	(515)	-	-
Additional minimum liability	(73)	(37)	-	-
Nonadmitted asset	(920)	(851)	-	-

Financial statement liability	$(597)	$(529)	$(291)	$(247)

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

The projected benefit obligation for defined benefit plans shown above included $685 million and $584 million related to nonqualified, unfunded plans at December 31, 2012 and 2011, respectively. In the aggregate, the fair value of qualified defined benefit plan assets represented 98% of the projected benefit obligations of these qualified plans at each of December 31, 2012 and 2011.

Unrecognized net experience gains or losses represent cumulative amounts by which plan experience for return on plan assets or growth in projected benefit obligations have varied from related assumptions. These differences accumulate without recognition in the Company’s financial statements unless they exceed 10% of plan assets or 10% of the projected benefit obligation, whichever is greater. If they exceed this limit, they are amortized into net periodic benefit cost over the remaining average years of service until retirement of the plan participants, which is currently fourteen years for employee plans and twelve years for financial representative plans. Unrecognized net experience losses primarily reflect the impact of reductions in the PBO discount rate, including a total of $1.2 billion of net experience losses related to reductions in the discount rate from 5.75% at December 31, 2010 to 4.00% at December 31, 2012.

Unrecognized initial net asset represents the amount by which the fair value of plan assets exceeded the projected benefit obligation for funded pension plans upon the adoption of new statutory accounting guidance for defined benefit plans at January 1, 2001. The Company has elected not to record a direct increase to surplus for this excess, electing instead to amortize this unrecognized initial net asset on a discretionary basis as a reduction of net periodic benefit cost until exhausted.

An additional minimum liability is required if a plan’s ABO exceeds plan assets or related financial statement liabilities. This additional liability was$73 million, $37 million and $14 million at December 31, 2012, 2011 and 2010, respectively. Changes in the additional minimum liability are reported as a direct adjustment to surplus in the consolidated statements of changes in surplus.

Any net pension assets for funded plans are nonadmitted and are thereby excluded from assets and surplus in the consolidated statements of financial position.

The components of net periodic benefit cost for the years ended December 31, 2012, 2011 and 2010 were as follows:

	Defined Benefit Plans			Postretirement Benefit Plans
	2012	2011	2010	2012	2011	2010
	(in millions)
Components of net periodic benefit cost:
Service cost of benefits earned	$131	$100	$84	$38	$26	$26
Interest cost on projected obligations	166	164	154	21	23	21
Amortization of experience gains and losses	88	28	33	6	4	3
Amortization of initial net asset	(40)	-	(2)	-	-	-
Expected return on plan assets	(230)	(222)	(192)	(5)	(5)	(5)

Net periodic benefit cost	$115	$70	$77	$60	$48	$45

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

The expected benefit payments by the defined benefit plans and the postretirement benefit plans for the years 2013 through 2022 are as follows:

	Defined Benefit Plans	Postretirement Benefit Plans
	(in millions)

2013	$113	$23
2014	124	26
2015	137	29
2016	152	32
2017	168	35
2018-2022	1,147	233

Total	$1,841	$378

Effective January 1, 2013, the Company will adopt Statement of Statutory Accounting Principle No. 92, Accounting for Postretirement Benefits Other Than Pensions, A Replacement of SSAP No. 14 (“SSAP 92”) and Statement of Statutory Accounting Principle No. 102, Accounting for Pensions, A Replacement of SSAP No. 89 (“SSAP 102”). These new statutory accounting standards will require that estimates of PBO and ABO include future benefit obligations due to non-vested participants. They will also require that the Company’s surplus as reported in the consolidated statements of financial position fully reflect any net liability related to the plans’ projected benefit obligations, reduced by the fair value of any plan assets, including unrecognized net experience losses and prior service costs. Based on the funded status of the plans at December 31, 2012, the Company estimates that the new standards will reduce surplus by approximately $742 million once fully implemented. The new standards permit the Company an election to recognize this surplus reduction over a period of up to ten years, an election that the Company expects to make. The decrease in surplus during 2013 is estimated to be approximately $124 million, with additional annual reductions in surplus ranging from $94 million to $55 million during 2014-2022.

On January 23, 2013, the Company’s Board of Trustees approved certain prospective amendments to defined pension benefits and postretirement benefits to be provided to employees for service beginning on January 1, 2014. These changes include an amendment of the benefit formula for the qualified employee defined benefit pension plan (and a related nonqualified employee defined benefit pension plan) to a hybrid cash balance formula. The accrued benefits for each participant under the current final average pay formula as of December 31, 2013 will be frozen and available to participants upon retirement. In addition, eligible participants will receive cash-balance credits to an account using the new formula beginning in 2014 based on age and years of service, as well as annual investment-related credits based on market interest rates and subject to a guaranteed minimum crediting rate. In addition, a second nonqualified employee defined benefit pension plan will be terminated, with accrued benefits as of January 1, 2014 also available to eligible participants upon retirement. The aggregate impact of these changes on the PBO for defined benefit plans as of January 31, 2013 is estimated to be approximately $355 million, which will be recorded as a direct increase in surplus during 2013. The Company does not expect to make a contribution to the defined benefit pension plan during 2013.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

These Board-approved amendments also include an amendment of benefits provided to most participants of the employee postretirement medical plan that will limit the Company’s exposure to the annual medical inflation rate for benefits to 3%. Any annual increase in medical costs in excess of 3% will be passed on to these participants in the form of increased plan premiums beginning January 1, 2019. This amendment to the postretirement medical plan will not impact any current plan participant age 65 or older on January 1, 2014. The impact of this amendment on the PBO for postretirement benefit plans as of January 31, 2013 is estimated to be approximately $150 million, which will be recorded as a direct increase in surplus during 2013.

The Company also sponsors a contributory 401(k) plan for eligible employees, for which the Company provides a matching contribution, and a noncontributory defined contribution plan for financial representatives. In addition, the Company sponsors nonqualified plans that provide benefits to certain participants in excess of limits set by ERISA for qualified defined contribution plans. For the years ended December 31, 2012, 2011 and 2010, the Company expensed total contributions to these plans of $33 million, $32 million and $31 million, respectively.

9.	Reinsurance

The Company limits its exposure to life insurance death benefits by ceding insurance coverage to various reinsurers. The Company retains a maximum of $35 million of individual life coverage and a maximum of $50 million of joint life coverage for any single mortality risk. The Company also participates in a life insurance catastrophic risk sharing pool.

The Company cedes 60% of the morbidity risk on group disability plans. The Company ceased reinsuring new individual disability policies in 1999 and new long-term care policies in 2002 but has maintained a portion of the reinsurance ceded on policies issued prior to those dates.

Amounts in the consolidated financial statements are reported net of the impact of reinsurance. Reserves for policy benefits at each of December 31, 2012 and 2011 was reported net of ceded reserves of $1.6 billion.

The effects of reinsurance on premium revenue and benefit expense for the years ended December 31, 2012, 2011 and 2010 were as follows:

	For the year ended December 31,
	2012	2011	2010
	(in millions)

Direct premium revenue	$16,258	$15,457	$14,984
Premiums ceded	(864)	(839)	(732)

Net premium revenue	$15,394	$14,618	$14,252

Direct benefit expense	$16,958	$15,999	$15,583
Benefits ceded	(603)	(495)	(375)

Net benefit expense	$16,355	$15,504	$15,208

In addition, the Company received $166 million, $169 million and $146 million in allowances from reinsurers for reimbursement of commissions and other expenses on ceded business for the years ended December 31, 2012, 2011 and 2010, respectively. These amounts are reported in other income in the consolidated statements of operations.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

Reinsurance contracts do not relieve the Company from its obligations to policyowners. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company mitigates this counterparty risk by dealing only with reinsurers that meet its financial strength standards while adhering to concentration limits for counterparty exposure to any single reinsurer. Most significant reinsurance treaties contain financial protection provisions that take effect if a reinsurer’s credit rating falls below a prescribed level. There were no reinsurance recoverables at December 31, 2012 and 2011 that were considered by management to be uncollectible.

During 2010, the Company exercised its option to recapture previously ceded long-term care insurance business from two unaffiliated reinsurers. The effect on the Company’s financial statements from these recapture transactions was to increase investments by $67 million and policy benefit reserves by $100 million at December 31, 2010, with a related decrease in net income and surplus of $33 million for the year then ended.

10.	Income Taxes

The Company files a consolidated federal income tax return including the following subsidiaries:

Northwestern Mutual Investment Services, LLC	Frank Russell Company and subsidiaries
NML Real Estate Holdings, LLC and subsidiaries	Bradford, Inc.
NML Securities Holdings, LLC and subsidiaries	Mason Street Advisors, LLC
Northwestern Mutual Capital, LLC	NML – CBO, LLC
Northwestern Mutual Wealth Management Company	NM GP Holdings, LLC
NM Pebble Valley, LLC	NM Investment Holdings, Inc.
Northwestern Mutual Real Estate Investments, LLC	Northwestern Mutual Registry, LLC
Northwestern Mutual MU TLD Registry, LLC

The Company collects from or refunds to these subsidiaries their share of consolidated federal income taxes determined pursuant to written tax-sharing agreements, which generally require that these subsidiaries determine their share of consolidated tax payments or refunds as if each subsidiary filed a separate federal income tax return on a stand-alone basis.

The components of current income tax expense (benefit) in the consolidated statements of operations for the years ended December 31, 2012, 2011 and 2010 related to “ordinary” taxable income or loss were as follows:

	For the year ended December 31,
	2012	2011	2010
	(in millions)
Tax payable on ordinary income	$162	$99	$(33)
Tax credits	(116)	(116)	(185)
Increase (decrease) in contingent tax liabilities	(9)	23	(6)

Total current tax expense (benefit)	$37	$6	$(224)

In addition to current income tax expense (benefit) related to ordinary taxable income or loss as summarized above, the Company is subject to federal income tax on “capital” gains and losses that generally result from investment transactions. Investment capital gains and losses resulting from changes in market interest rates or credit spreads are deferred to the IMR net of any related tax expense or benefit. Current tax expense of $171 million, $226 million and $139 million was

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

included in net IMR deferrals for the years ended December 31, 2012, 2011 and 2010, respectively. In addition, net realized capital gains and losses as reported in the consolidated statements of operations included current tax expense of $332 million, $252 million and $34 million for the years ended December 31, 2012, 2011 and 2010, respectively.

The Company’s taxable income can vary significantly from pretax income as reported in the consolidated statements of operations due to temporary and permanent differences in revenue recognition and expense deduction between the tax and statutory financial statement bases of reporting. The Company’s financial statement effective tax rates were 14%, 15% and 8% for the years ended December 31, 2012, 2011 and 2010, respectively.

The effective tax rate above is not the rate of tax applied to the Company’s federal taxable income or loss by the Internal Revenue Service (“IRS”). It is a financial statement relationship that represents the ratio between the sum of total tax expense or benefit incurred, including current tax expense or benefit on realized capital gains and losses and changes in deferred taxes not related to unrealized capital gains and losses on investments, to the sum of gain from operations before taxes and pretax net realized capital gains or losses. These financial statement effective rates were different than the applicable federal income tax rate of 35% due primarily to net investment income eligible for dividends received deduction, changes in deferred tax assets related to nonadmitted assets, certain investment transactions, amortization of the IMR, leveraged leases, tax credits, pension contributions, tax losses of subsidiaries not eligible for refunds for prior year losses under intercompany tax-sharing agreements, interest accrued or released on contingent tax liabilities and changes in contingent tax liabilities for permanent items upon subsequent filing of tax returns.

The Company made payments to the IRS for federal income taxes of $840 million, $460 million and $253 million during the years ended December 31, 2012, 2011 and 2010, respectively. Total federal income taxes paid (including refunds or overpayments applied) for tax years 2012, 2011 and 2010 of $993 million, $615 million and $298 million, respectively, are available as of December 31, 2012 for refund claims in the event of future tax losses.

Federal income tax returns for 2007 and prior years are closed as to further assessment of tax. Income taxes payable in the consolidated statements of financial position represents an estimate of taxes recoverable or payable, including additional taxes that may become due with respect to tax years that remained open to examination by the IRS (“contingent tax liabilities”), at the respective reporting date.

Changes in contingent tax liabilities for the years ended December 31, 2012 and 2011 were as follows:

	2012	2011
	(in millions)
Balance at beginning of year	$436	$412
Change in accounting principle	7	-
Additions for tax positions of prior years	7	24
Reductions for tax positions of prior years	(16)	-

Balance at end of year	$434	$436

Included in contingent tax liabilities at December 31, 2012 and 2011 were $392 million and $394 million, respectively, of tax positions for which the ultimate deductibility is highly certain but for

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

which there is uncertainty about the timing of the deductions. Because of the impact of deferred tax accounting for amounts other than interest, the timing of the ultimate deduction would not affect the effective tax rate in future periods. Also included in the December 31, 2012 balance are $12 million of tax positions for which the ultimate deductibility is not certain. The ultimate resolution of these tax positions could have an impact on the effective tax rate in future periods.

A “more likely than not” standard is applied for financial statement recognition of contingent tax liabilities, whereby a liability is only recorded if the Company believes that there is a greater than 50 percent likelihood that the related tax position will not be sustained upon examination. In cases where liability recognition is appropriate, a best estimate of the ultimate tax liability is made. If this estimate represents 50 percent or less of the total amount of the tax contingency, the best estimate is established as a liability. If this best estimate represents more than 50 percent of the total tax contingency, the total amount is established as a liability. Except for changes in accounting principle, changes in contingent tax liabilities are included in tax expense (benefit) in the year that such determination is made by management.

The Company reports interest accrued or released related to contingent tax liabilities in current income tax expense (benefit). During the years ended December 31, 2012, 2011 and 2010, the Company recognized $(16) million, $16 million and $(28) million, respectively, in such interest-related tax expense (benefit). Contingent tax liabilities included $29 million and $43 million for the payment of interest at December 31, 2012 and 2011, respectively.

Deferred tax assets and liabilities represent the future tax recoveries or obligations associated with the accumulation of temporary differences between the tax and financial statement bases of the Company’s assets and liabilities. The statutory basis of accounting limits the amount of gross deferred tax assets that can be admitted to surplus to those for which ultimate recoverability can be demonstrated. This limit is based on a calculation that considers available tax loss carryback and carryforward capacity, the expected timing of reversal for accumulated temporary differences, gross deferred tax liabilities and the level of Company surplus. The components of net deferred tax assets reported in the consolidated statements of financial position at December 31, 2012 and 2011 were as follows:

	December 31,
	2012	2011	Change
	(in millions)
Deferred tax assets:
Policy acquisition costs	$1,094	$1,050	$44
Investments	404	371	33
Policy benefit liabilities	1,947	1,867	80
Benefit plan obligations	598	547	51
Guaranty fund assessments	11	11	-
Other	95	93	2

Gross deferred tax assets	4,149	3,939	210

Nonadmitted deferred tax assets	(78)	(38)	(40)

Gross admitted deferred tax assets	4,071	3,901	170

Deferred tax liabilities:
Investments	780	824	(44)
Other	735	721	14

Gross deferred tax liabilities	1,515	1,545	(30)

Net deferred tax assets	$2,556	$2,356	$200

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

Changes in deferred tax assets and liabilities related to unrealized capital gains and losses on investments are included in changes in unrealized capital gains and losses in the consolidated statements of changes in surplus. Other net changes in deferred tax assets and liabilities are reported as direct adjustments to surplus in the consolidated statements of changes in surplus.

Gross deferred tax assets at December 31, 2012 and 2011 included $3.7 billion and $3.8 billion, respectively, related to temporary differences that were ordinary in nature and $0.4 billion and $0.2 billion, respectively, related to temporary differences that were capital in nature. Gross deferred tax liabilities at December 31, 2012 and 2011 included $0.7 billion and $0.9 billion, respectively, related to temporary differences that were ordinary in nature and $0.8 billion and $0.6 billion, respectively, related to temporary differences that were capital in nature. All gross deferred tax liabilities have been recognized at December 31, 2012 and 2011. The Company did not assume any benefit from future tax planning strategies in its valuation of gross deferred tax assets at either December 31, 2012 or 2011.

During 2009, the NAIC adopted Statement of Statutory Accounting Principles No. 10R, Income Taxes- Revised, A Temporary Replacement of SSAP No. 10 (“SSAP 10R”), initially effective for the years ended December 31, 2009 and 2010. During 2010, the NAIC extended the required use of SSAP 10R through December 31, 2011. SSAP 10R changed the calculation of the limit for gross deferred tax assets that can be admitted to surplus compared to previous guidance. SSAP 10R extended the reversal period for temporary differences from one year to three years and increased the level-of-surplus limitation from 10% to 15%, provided the insurer meets a minimum risk-based capital (“RBC”) level of 250%. At December 31, 2011, the Company exceeded the minimum RBC level required to use the new calculation under SSAP 10R.

If the Company had not qualified to use the new calculation, its gross deferred tax assets would have exceeded the previous limitation by $457 million at December 31, 2011, which would have reduced surplus in the consolidated statements of financial position at that date. Of this amount, $457 million was ordinary in nature.

Effective January 1, 2012, the Company adopted Statement of Statutory Accounting Principles No. 101 – Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10 (“SSAP 101”). SSAP 101 included a similar calculation for limitation of gross deferred tax assets as SSAP 10R for insurers that maintain a minimum of 300% of their authorized control level RBC computed without net deferred tax assets. The Company exceeded the 300% minimum RBC requirement at December 31, 2012 and expects to exceed this minimum during 2013. SSAP 101 also changed the recognition and measurement criteria for contingent tax liabilities. The adoption of SSAP 101 was reported as a change in accounting principle that resulted in a direct reduction in surplus of $15 million in the consolidated statements of changes in surplus for the year ended December 31, 2012. The adoption of SSAP 101 did not have a material impact on results of operations for the year ended December 31, 2012 compared to the years ended December 31, 2011 and 2010.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

Significant components of the calculation of net deferred tax assets at December 31, 2012 and 2011 were as follows (in millions):

	December 31, 2012			December 31, 2011			Change

	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross deferred tax assets	$3,745	$404	$4,149	$3,765	$174	$ ,939	$(20)	$230	$210
Statutory valuation allowance adjustment	-	-	-	-	-	-	-	-	-

Adjusted gross deferred tax assets	3,745	404	4,149	3,765	174	3,939	(20)	230	210
Deferred tax assets nonadmitted	78	-	78	11	27	38	67	(27)	40

Subtotal net admitted deferred tax asset	3,667	404	4,071	3,754	147	3,901	(87)	257	170
Deferred tax liabilities	735	780	1,515	925	620	1,545	(190)	160	(30)

Net admitted deferred tax asset/liability	$2,932	$(376)	$2,556	$2,829	$(473)	$2,356	$103	$97	$200

	December 31, 2012			December 31, 2011			Change

	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$1,933	$235	$2,168	$1,062	$60	$1,122	$871	$175	$1,046

Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets above) after application of the threshold limitation (lesser of a. or b. below)	737	-	737	1,539	-	1,539	(802)	-	(802)
Adjusted gross deferred tax assets (excluding the amount of deferred tax assets offset by gross deferred tax liabilities	997	169	1,166	1,154	86	1,240	(157)	83	(74)

Total deferred tax assets admitted as the result of application of SSAP No. 101	$3,667	$404	$4,071	$3,755	$146	$3,901	$(88)	$258	$170

a. Adjusted gross deferred tax assets expected to be realized following the balance sheet date			$737			$1,539			$(802)

b. Adjusted gross deferred tax assets allowed per limitation threshold			$2,032			$1,846			$186

Ratio percentage used to determine recovery period and threshold limitation amount			1022%			874%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation			$13,546			$12,309

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

11.	Frank Russell Company

The Company is the majority shareholder in Frank Russell Company (“Russell”), which provides investment products and services through 24 offices worldwide. At December 31, 2012 and 2011, the Company owned 92.6% and 93.4%, respectively, of the outstanding common stock of Russell, which was reported at$402 million and $418 million, respectively, in the consolidated statements of financial position.

The Company’s investment in Russell common stock is valued using a practice permitted by the OCI, based on the Company’s share of Russell’s audited GAAP-basis equity exclusive of any adjustment for unamortized acquisition goodwill in Russell’s GAAP-basis financial statements. Under Statement of Statutory Accounting Principle No. 97, Investments in Subsidiary, Controlled and Affiliated Entities, A Replacement of SSAP No. 88 (“SSAP 97”), the Company’s statutory equity method valuation of its investment in Russell would be required to be reduced by its share of Russell’s GAAP goodwill. If the Company had not received permission for this alternative accounting treatment, surplus as reported in the consolidated statements of financial position would have been lower by $785 million and $772 million at December 31, 2012 and 2011, respectively, and net income as reported in the consolidated statements of operations would have been lower by $12 million, $13 million and $14 million for the years ended December 31, 2012, 2011 and 2010, respectively. The Company estimates the fair value of its Russell common stock ownership to be $1.5 billion and $1.4 billion at December 31, 2012 and 2011, respectively.

The Company’s share of Russell’s operating results are accounted for under the statutory equity method, whereby the Company’s share of Russell’s GAAP net income and other changes in Russell’s GAAP common equity are reported as a change in net unrealized capital gains and losses. If accumulated earnings are distributed to the Company in the form of dividends, net investment income is recognized in the amount of the distribution and the previously unrealized capital gains are reversed. The Company received common stock dividends from Russell in the amount of $23 million during each of the years ended December 31, 2012, 2011 and 2010, of which $2 million, $8 million and $23 million, respectively, was reported as net investment income in the consolidated statements of operations.

During 2008, the Company purchased, at par, $350 million of perpetual senior preferred stock issued by Russell. The senior preferred stock is callable under certain conditions and pays preferred dividends at a rate of 8.00%. The Company earned $28 million in dividends on Russell senior preferred stock for each of the years ended December 31, 2012, 2011 and 2010.

During 2009 and 2010, the Company purchased, at par, a total of $621 million of junior preferred stock issued by Russell. The junior preferred stock, including detachable warrants, is callable under certain conditions and pays preferred dividends at a rate of 10.00%, payable semi-annually. Of this amount, $44 million of junior preferred stock remained outstanding at each of December 31, 2012 and 2011. The Company earned $4 million, $4 million and $32 million in dividends on Russell junior preferred stock for the years ended December 31, 2012, 2011 and 2010, respectively.

During 2010, Russell sold its private equity business to an unaffiliated third party, resulting in an after-tax gain to Russell of $382 million, which was reported as an unrealized capital gain in the consolidated statements of changes in surplus for the year ended December 31, 2010. The after-tax proceeds of the sale were used by Russell to retire fixed-income notes, junior preferred stock and warrants issued to the Company by Russell.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

During 2011, the Company entered into an agreement to purchase up to $50 million of fixed-income notes issued by Russell. At December 31, 2012 and 2011, $0 and $25 million, respectively, of fixed-income notes were outstanding and included in bonds in the consolidated statements of financial position. The notes bear interest at 4.79% and were fully repaid during 2012. The remaining unfunded commitment of $25 million was extended during 2012 and will expire on December 15, 2013.

During 2011, Russell entered into a revolving line of credit for up to $250 million with an unaffiliated lender that was guaranteed by the Company. This line of credit replaced a similar agreement that had expired on April 30, 2011. During 2012, this revolving line of credit was extended to December 1, 2013. The Company recorded revenue of $2.4 million and $1.7 million from Russell related to the guarantee of this credit facility during the years ended December 31, 2012 and 2011, respectively, which was included in net investment income in the consolidated statements of operations. Russell’s borrowings under these facilities were $170 million and $163 million at December 31, 2012 and 2011, respectively. See Note 12 for more information regarding the financial statement impact of guarantees and other commitments made by the Company.

The statement value of the Company’s various investments in securities issued by Russell at December 31, 2012 and 2011 were as follows:

	December 31,
	2012	2011
	(in millions)
Common stock	$402	$418
Fixed income notes	-	25
Senior preferred stock	350	350
Junior preferred stock	42	42
Warrants	2	2

Total	$796	$837

12.	Contingencies and Guarantees

In the normal course of business, the Company makes guarantees to third parties on behalf of affiliates (e.g., the guarantee of Russell’s line of credit) and financial representatives (e.g., the guarantee of office lease payments), or directly to financial representatives (e.g., future minimum compensation payments). If these affiliates or financial representatives are not able to meet their obligations or these minimum compensation thresholds are not otherwise met, the Company would be required to make payments to fulfill its guarantees. For certain of these guarantees, the Company has the right to pursue recovery of payments made under the agreements. The terms of these guarantees range from less than one year to twenty-three years at December 31, 2012.

Effective December 31, 2011, the Company adopted Statement of Statutory Accounting Principles No. 5 – Revised, Liabilities, Contingencies and Impairments of Assets (“SSAP 5R”). SSAP 5R requires the Company to recognize a financial statement liability for the estimated fair value of these guarantees. The adoption of SSAP 5R was reported as a change in accounting principle and resulted in a $5 million direct reduction of surplus in the consolidated statements of changes in surplus for the year ended December 31, 2011. Prior to the adoption of SSAP 5R, the recognition of a financial statement liability was only required in circumstances where it was considered likely that performance under the guarantee would be required.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

Following is a summary of the guarantees provided by the Company that were outstanding at December 31, 2012 and 2011, including both the maximum potential exposure under the guarantees and the financial statement liability reported based on estimated fair value of the guarantees:

	December 31, 2012		December 31, 2011
Nature of guarantee	Maximum potential amount of future payments	Financial statement liability	Maximum potential amount of future payments	Financial statement liability
	(in millions)		(in millions)

Guarantees of future minimum compensation - financial representatives	$206	$3	$133	$2

Guarantees of operating leases - financial representatives	381	4	305	3

Guarantees of obligations of affiliates	175	-	168	1

Guarantees issued on behalf of wholly-owned subsidiaries	8	-	8	-

Total contingencies and guarantees	$770	$7	$614	$6

No payments have been required under these guarantees to date, and the Company believes the probability that it will be required to perform under these guarantees in the future is remote. Performance under these guarantees would require the Company to recognize additional operating expense (in the case of guarantees to or on behalf of financial representatives) or increase the amount of its equity investment in the affiliate or subsidiary on behalf of which the guarantee was made.

In the normal course of its investment activities, the Company makes commitments to fund private equity investments, real estate, mortgage loans or other investments. These commitments aggregated to $3.5 billion at December 31, 2012 and were extended at market rates and terms.

The Company is engaged in various legal actions in the normal course of its investment and insurance operations. The status of these legal actions is actively monitored by management. If management believed, based on available information, that an adverse outcome upon resolution of a given legal action was probable and the amount of that adverse outcome was reasonably estimable, a loss would be recognized and a related liability recorded. No such liabilities were recorded by the Company at December 31, 2012 and 2011. Legal actions are subject to inherent uncertainties, and future events could change management’s assessment of the probability or estimated amount of potential losses from pending or threatened legal actions. Based on available information, it is the opinion of management that the ultimate resolution of pending or threatened legal actions, both individually and in the aggregate, will not result in losses that would have a material effect on the Company’s financial position at December 31, 2012.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

13.	Related Party Transactions

During 2011, the Company made capital contributions to unconsolidated subsidiaries through the transfer of certain investments from its general account. The aggregate statement value and fair value of investments transferred was$161 million and $205 million, respectively. These transactions were accounted for at the lower of statement value or fair value at the time of the transfer and did not have a material impact on the Company’s financial statements for the year ended December 31, 2011. No such transfers were made to unconsolidated subsidiaries during 2012.

14.	Surplus Notes

On March 26, 2010, the Company issued surplus notes (“notes”) with a principal balance of $1.75 billion, bearing interest at 6.063% and having a maturity date of March 30, 2040. The notes were issued at par and distributed pursuant to Rule 144A under the Securities Act of 1933, as amended. Interest on the notes is payable semi-annually on March 30 and September 30, subject to approval by the OCI. The statutory basis of accounting requires that the Company only recognize interest expense on the notes when and to the extent that the OCI has approved the semi-annual interest payment. The Company recognized $106 million in interest expense on the notes for each of the years ended December 31, 2012 and 2011, which is reported as a reduction of net investment income in the consolidated statements of operations. Cumulative interest of $266 million has been paid on the notes through December 31, 2012.

The notes are unsecured and subordinated to all present and future indebtedness, policy claims and other creditor claims of the Company. The notes do not repay principal prior to maturity and principal payment at maturity is subject to the prior approval of the OCI. The notes are not redeemable at the option of any note holder. The notes are redeemable, in whole or in part, at the option of the Company at any time, subject to the prior approval of the OCI, at a “make whole” redemption price equal to the greater of the principal amount of the notes to be redeemed or the sum of the present value of the remaining scheduled payments of principal and interest on the notes to be redeemed, excluding accrued interest as of the date on which the notes are to be redeemed, discounted on a semi-annual basis at a defined U.S. Treasury rate plus 0.25%.

No affiliates of the Company hold any portion of the notes. The notes are generally held of record at the Depositary Trust Company by bank custodians on behalf of investors. The largest holder of the notes was Nippon Life Insurance Company of Japan, which held $250 million in face amount of notes at each of December 31, 2012 and 2011.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

15.	Fair Value of Financial Instruments

Certain of the Company’s assets and liabilities are considered “financial instruments” as defined by Statement of Statutory Principles No. 100, Fair Value Measurements (“SSAP 100”). For financial instruments included in the scope of SSAP 100, the statement value and fair value at December 31, 2012 and 2011 were as follows:

	December 31, 2012
	Statement Value	Fair Value	Quoted prices in active markets for identical assets (level 1)	Significant observable inputs (level 2)	Significant unobservable inputs (level 3)
	(in millions)
General account investment assets:
Bonds	$114,524	$126,278	$5,624	$118,636	$2,018
Mortgage loans	24,346	26,589	-	-	26,589
Policy loans	15,789	15,789	-	-	15,789
Common and preferred stocks	3,431	3,464	2,175	229	1,060
Derivative assets	106	249	5	244	-
Surplus note investments	127	175	-	175	-
Collateral loans	42	42	-	-	42
Cash and temporary investments	2,393	2,393	274	2,119	-
Separate account assets	21,376	21,376	19,731	1,352	293

General account liabilities:
Investment-type insurance reserves	$5,481	$5,256	$-	$-	$5,256
Liabilities for securities lending	816	816	-	816	-
Derivative liabilities	123	84	-	84	-
Separate account liabilities	21,376	21,376	19,731	1,352	293

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

	December 31, 2011
	Statement Value	Fair Value	Quoted prices in active markets for identical assets (level 1)	Significant observable inputs (level 2)	Significant unobservable inputs (level 3)
	(in millions)
General account investment assets:
Bonds	$103,753	$112,259	$5,598	$104,552	$2,109
Mortgage loans	22,804	24,463	-	-	24,463
Policy loans	15,147	15,147	-	-	15,147
Common and preferred stocks	6,429	6,460	5,107	274	1,079
Derivative assets	156	327	-	327	-
Surplus note investments	127	157	-	157	-
Collateral loans	43	43	-	-	43
Cash and temporary investments	2,421	2,421	1,994	1,227	-
Separate account assets	18,697	18,697	17,449	1,018	230

General account liabilities:
Investment-type insurance reserves	$5,321	$5,039	$-	$-	$5,039
Liabilities for securities lending	1,331	1,331	-	1,331	-
Derivative liabilities	89	51	-	51	-
Separate account liabilities	18,697	18,697	17,449	1,018	230

The Company’s estimation of fair value for financial instruments uses a hierarchy that, where possible, makes use of quoted market prices from active and transparent markets for assets that are identical to those being valued, typically obtained from independent pricing services (“level 1”). In absence of quoted market prices for identical assets, fair value is estimated by these pricing services using relevant and observable market-based inputs for substantially similar securities (“level 2”). Financial instruments for which no quoted market prices or observable inputs are available are generally valued by Company personnel based on internally-developed pricing models or indicative (i.e., non-binding) quotes from independent securities brokers (“level 3”).

The Company performs active quality control over fair value estimates received from independent pricing services at each financial reporting date, including analysis of valuation changes for individual securities compared to overall market trends and validation on an exception basis with internally-developed pricing models. The Company also performs periodic reviews of the information sources, inputs and methods used by its independent pricing services, including an evaluation of their control processes. Where necessary, the Company will challenge these third-party valuations or methods and require more observable inputs or different methodologies.

Bonds

Bonds classified as level 1 financial instruments are generally limited to U.S. Treasury securities. Most bonds, including U.S. and foreign public and private corporate bonds, municipal bonds and

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

structured securities, are classified as level 2 financial instruments and are valued based on prices obtained from independent pricing services or internally-developed pricing models using observable inputs. Typical market-observable inputs include benchmark yields, reported trades, issuer spreads, bids, offers, benchmark securities, estimated cash flows and prepayment speeds. Level 3 bonds are typically privately-placed and relatively illiquid, with fair value based on non-binding broker quotes or internally-developed pricing models utilizing unobservable inputs. See Note 3 for more information regarding the Company’s investments in bonds.

Mortgage Loans

Mortgage loans consist solely of commercial mortgage loans underwritten and originated by the Company. Fair value of these loans is estimated by Company personnel using a discounted cash flow approach based on market interest rates for commercial mortgage debt with comparable credit risk and maturity. See Note 3 more information regarding the Company’s investments in mortgage loans.

Policy Loans

See Note 2 for information regarding policy loans, for which the Company considers the unpaid principal balance to approximate fair value.

Common and Preferred Stock

Common and preferred stocks classified as level 1 financial instruments are limited to those actively traded on a U.S. or foreign stock exchange. Level 2 securities are stocks for which market quotes are available but which are not considered to be actively traded. Common and preferred stocks classified as level 3 are generally privately-placed with fair value based on internally-developed pricing models utilizing unobservable inputs. See Note 3 for more information regarding the Company’s investments in common and preferred stocks.

Derivative Instruments

Except for exchange-traded futures contracts classified as level 1 financial instruments, the Company’s derivative assets and liabilities generally represent those traded in over-the-counter (“OTC”) markets for which fair value is estimated by Company personnel using industry-standard models with market-observable inputs such as swap yield curves, London Interbank Offered Rate (“LIBOR”) basis curves, foreign currency spot rates, foreign currency basis curves, option volatilities and credit spreads.

Cash and Temporary Investments

Cash and temporary investments include cash deposit balances, money market funds, short-term commercial paper and other highly-liquid debt instruments, for which the Company considers amortized cost to approximate fair value.

Separate Account Assets and Liabilities

See Note 2 and Note 7 for information regarding the Company’s separate accounts, for which fair value is based primarily on quoted market prices for the related common stocks, preferred stocks, bonds, derivative instruments and other investments. Separate account assets classified as level 3 financial instruments are primarily securities partnership investments that are valued based on the Company’s underlying equity in the partnerships which the Company considers to approximate fair value.

General Account Insurance Reserves

The Company’s general account insurance liabilities defined as financial instruments under SSAP 100 are limited to “investment-type” products such as fixed-rate annuity policies, supplementary

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

contracts without life contingencies and amounts left on deposit. The fair value of investment-type insurance reserves is estimated by Company personnel based on future cash flows discounted at market interest rates for similar instruments with comparable maturities.

Securities Lending Liabilities

See Note 3 for information regarding securities lending activity, for which the Company considers the amortized cost basis of the liability to return collateral to approximate fair value.

Assets and liabilities that are reported at fair value at the end of one reporting period and are also reported at fair value at the end of the subsequent reporting period are considered to be measured at fair value on a recurring basis under SSAP 100. The following tables summarize assets and liabilities measured at fair value on a recurring basis in the consolidated statements of financial position at December 31, 2012 and 2011.

	December 31, 2012
	Quoted prices in active markets for identical assets (level 1)	Significant observable inputs (level 2)	Significant unobservable inputs (level 3)	Total
General account common and preferred stocks	$2,175	$53	$609	$2,837
General account bonds	-	141	67	208
Derivative assets at fair value:
Equity total return swaps	-	3	-	3

Fixed income futures	5	-	-	5
Foreign currency forwards	-	1	-	1
Swaptions	-	67	-	67

Total derivative assets at fair value	5	71	-	76

Derivative liabilities at fair value:
Purchased credit default swaps	-	(2)	-	(2)
Foreign currency forwards	-	(20)	-	(20)
Equity total return swaps	-	(1)	-	(1)

Total derivative liabilities at fair value	-	(23)	-	(23)

Net derivatives at fair value	5	48	-	53

Separate accounts:
Mutual fund investments	17,727	-	-	17,727
Other benefit plan assets/liabilities	21	10	3	34
Pension and postretirement assets:
Bonds	100	1,049	28	1,177
Common and preferred stock	1,873	12	16	1,901
Cash and short term securities	15	271	-	286
Other assets/liabilities	(5)	10	246	251

Subtotal pension and postretirement assets	1,983	1,342	290	3,615

Total separate accounts	$19,731	$1,352	$293	$21,376

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

	December 31, 2011
	Quoted prices in active markets for identical assets (level 1)	Significant observable inputs (level 2)	Significant unobservable inputs (level 3)	Total
	(in millions)
General account common and preferred stocks	$5,107	$49	$602	$5,758
General account bonds	-	260	71	331
Derivative assets at fair value:
Purchased credit default swaps	-	1	-	1
Swaptions	-	81	-	81
Foreign currency forwards	-	38	-	38
Equity total return swaps	-	2	-	2

Total derivative assets at fair value	-	122	-	122

Derivative liabilities at fair value:
Purchased credit default swaps	-	(3)	-	(3)
Foreign currency forwards	-	(7)	-	(7)

Total derivative liabilities at fair value	-	(10)	-	(10)

Net derivatives at fair value	-	112	-	112

Separate accounts:
Mutual fund investments	15,510	-	-	15,510
Other benefit plan assets	26	8	2	36
Pension and postretirement assets:
Bonds	122	927	-	1,049
Common and preferred stock	1,796	14	15	1,825
Cash and short term securities	1	64	-	65
Other assets/liabilities	(6)	5	213	212
Subtotal pension and postretirement assets	1,913	1,010	228	3,151

Total separate accounts	$17,449	$1,018	$230	$18,697

The Company may reclassify assets reported at fair value on a recurring basis between levels of the SSAP 100 fair value hierarchy if appropriate based on changes in the quality of valuation inputs available during a reporting period. There were no material asset transfers between Level 1 and Level 2 or between Level 2 and Level 3 during the years ended December 31, 2012 or 2011.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

The following tables summarize the changes in fair value of level 3 financial instruments for the years ended December 31, 2012 and 2011.

				Separate account pension and postretirement
For the year ended December 31, 2012	General account common and preferred stock	General account bonds	Separate account other benefit plan assets	Bonds	Common and preferred stock	Other assets/liabilities	Total
	(in millions)
Fair value, beginning of period	$602	$71	$2	$-	$15	$213	$903

Realized gains/(losses)	16	(48)	-	-	-	18	(14)

Unrealized gains/(losses)	46	54	1	4	2	15	122

Issuances	-	-	-	-	-	-	-

Purchases	33	-	-	8	2	53	96

Sales	(53)	-	-	-	(1)	(53)	(107)

Settlements	(7)	(2)	-	-	(1)	-	(10)

Net discount/premium	-	-	-	-	-	-	-

Transfers into Level 3	4	1	-	16	-	-	21

Transfers out of Level 3	(32)	(9)	-	-	(1)	-	(42)

Fair value, end of period	$609	$67	$3	$28	$16	$246	$969

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

				Separate account pension and postretirement
For the year ended December 31, 2011	General account common and preferred stock	General account bonds	Separate account other benefit plan assets	Bonds	Common and preferred stock	Other assets/liabilities	Total
	(in millions)
Fair value, beginning of period	$635	$189	$1	$7	$20	$194	$1,046

Realized gains/(losses)	(5)	(2)	-	1	2	17	13

Unrealized gains/(losses)	(14)	(9)	-	(5)	(1)	5	(24)

Issuances	-	-	-	-	-	10	10

Purchases	102	33	1	4	7	27	174

Sales	(118)	(184)	-	(6)	(6)	(1)	(315)

Settlements	-	-	-	(1)	(3)	(39)	(43)

Net discount/premium	-	-	-	-	-	-	-

Transfers into Level 3	6	66	-	-	-	-	72

Transfers out of Level 3	(4)	(22)	-	-	(4)	-	(30)

Fair value, end of period	$602	$71	$2	$-	$15	$213	$903

The following table presents certain quantitative information about the unobservable inputs used to estimate fair value measurement for general account bonds, privately-placed equity and convertible securities classified as level 3 financial instruments at December 31, 2012.

	Fair Value (in millions)	Valuation Techniques	Significant Unobservable Inputs	Range	Weighted Average

General account bonds	$67	Broker quotes	Quoted prices	6.75 - 70.00	62.43
General account common and preferred stocks	$609	Sponsor valuations	EBITDA multiples	5.60 - 11.50	8.21
		Market comparables	EBITDA multiples	5.20 - 12.20	8.77
		Market comparables	Book Value multiples	1.20 - 1.31	1.26

Independent Auditor’s Report

To the Board of Trustees and Policyowners of

The Northwestern Mutual Life Insurance Company

We have audited the accompanying consolidated statutory financial statements of The Northwestern Mutual Life Insurance Company and its subsidiary (the “Company”), which are comprised of the consolidated statutory statements of financial position as of December 31, 2012 and 2011, and the related consolidated statutory statements of operations, and of changes in surplus, and of cash flows for each of the three years ended December 31, 2012.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with the accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S.Generally Accepted Accounting Principles

As described in Note 1 to the consolidated financial statements, the consolidated financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the consolidated financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the consolidated financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2012 and 2011, or the results of their operations or their cash flows for each of the three years ended December 31, 2012.

Opinion on Statutory Basis of Accounting

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2012 and 2011, and the results of their operations and their cash flows for each of the three years ended December 31, 2012, in accordance with the accounting practices prescribed or permitted by the Office of the Insurance Commissioner of the State of Wisconsin described in Note 1.

February 27, 2013